    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 27, 1996


                                                      1933 ACT FILE NO. 2-22019
                                                      1940 ACT FILE NO. 811-1241
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                    FORM N-1A


                             REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933                         [X]

                       POST-EFFECTIVE AMENDMENT NO. 63                       [X]
                                     AND
                            REGISTRATION STATEMENT
                                    UNDER
                      THE INVESTMENT COMPANY ACT OF 1940                     [X]
                               AMENDMENT NO. 36                              [X]


                            EATON VANCE GROWTH TRUST
                            ------------------------

                       (FORMERLY EATON VANCE GROWTH FUND)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                 24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                 ----------------------------------------------
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                  617-482-8260
                           ------------------------
                       (REGISTRANT'S TELEPHONE NUMBER)

                                   THOMAS OTIS
                24 FEDERAL STREET, BOSTON, MASSACHUSETTS 02110
                ----------------------------------------------
                   (NAME AND ADDRESS OF AGENT FOR SERVICE)


    It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (b) of Rule 485.


    The exhibit index required by Rule 483(a) under the Securities Act of 1933
is located on page    in the sequential numbering system of the manually
signed copy of this Registration Statement.

    The Registrant has filed a Declaration pursuant to Rule 24f-2, and on October 19, 1995, filed its "Notice" as required by that Rule for the fiscal year ended August 31, 1995. Registrant continues its election to register an indefinite number of shares of beneficial interest pursuant to Rule 24f-2.


    Information Age Portfolio has also executed this Registration Statement.


================================================================================

    This Amendment to the registration statement on Form N-1A consists of the following documents and papers:


    Cross Reference Sheet required by Rule 481(a) under the Securities Act of
1933


    Part A -- The Prospectuses of:
              EV Classic Information Age Fund
              EV Marathon Information Age Fund
              EV Traditional Information Age Fund

    Part B -- The Statements of Additional Information of:
              EV Classic Information Age Fund
              EV Marathon Information Age Fund
              EV Traditional Information Age Fund


    Part C -- Other Information

    Signatures

    Exhibit Index Required by Rule 483(a) under the Securities Act of 1933

    Exhibits

    This Amendment is not intended to amend the Prospectuses and Statements of Additional Information of any Series of the Registrant not identified above.

                            EATON VANCE GROWTH TRUST

                         EV CLASSIC INFORMATION AGE FUND
                        EV MARATHON INFORMATION AGE FUND
                       EV TRADITIONAL INFORMATION AGE FUND


                              CROSS REFERENCE SHEET
                           ITEMS REQUIRED BY FORM N-1A
                           ---------------------------

PART A
ITEM NO.            ITEM CAPTION                                             PROSPECTUS CAPTION
-------             ------------                           -------------------------------------------------------

 1. ..............  Cover Page                             Cover Page
 2. ..............  Synopsis                               Shareholder and Fund Expenses
 3. ..............  Condensed Financial Information        The Fund's Financial Highlights; Performance
                                                             Information
 4. ..............  General Description of Registrant      The Fund's Investment Objective; The Portfolio's
                                                             Investments; Investment Policies and Risks;
                                                             Organization of the Fund and the Portfolio
 5. ..............  Management of the Fund                 Management of the Fund and the Portfolio

 5A...............  Management's Discussion of Fund        Not Applicable
                      Performance
 6. ..............  Capital Stock and Other Securities     Organization of the Fund and the Portfolio; Reports to
                                                             Shareholders; The Lifetime Investing Account/
                                                             Distribution Options; Distributions and Taxes
 7. ..............  Purchase of Securities Being Offered   Valuing Fund Shares; How to Buy Fund Shares;
                                                             Distribution Plan; The Lifetime Investing Account/
                                                             Distribution Options; The Eaton Vance Exchange
                                                             Privilege; Eaton Vance Shareholder Services
 8. ..............  Redemption or Repurchase               How to Redeem Fund Shares
 9. ..............  Pending Legal Proceedings              Not Applicable


 PART B
ITEM NO.            ITEM CAPTION                                 STATEMENT OF ADDITIONAL INFORMATION CAPTION
------              --------                               -------------------------------------------------------
10. ..............  Cover Page                             Cover Page
11. ..............  Table of Contents                      Table of Contents
12. ..............  General Information and History        Other Information

13. ..............  Investment Objective and Policies      Additional Information about Investment Policies;
                                                             Investment Restrictions

14. ..............  Management of the Fund                 Trustees and Officers; Fees and Expenses
15. ..............  Control Persons and Principal Holders  Control Persons and Principal Holders of Securities
                      of Securities

16. ..............  Investment Advisory and Other          Management of the Fund and the Portfolio; Distribution
                      Services                               Plan; Custodian; Independent Accountants; Fees and
                                                             Expenses

17. ..............  Brokerage Allocation and Other         Portfolio Security Transactions; Fees and Expenses
                      Practices
18. ..............  Capital Stock and Other Securities     Other Information
19. ..............  Purchase, Redemption and Pricing of    Determination of Net Asset Value; Service for
                      Securities Being Offered               Withdrawal; Services for Accumulation (Traditional
                                                             Fund only); Principal Underwriter; Distribution Plan;
                                                             Fees and Expenses
20. ..............  Tax Status                             Taxes
21. ..............  Underwriters                           Principal Underwriter; Fees and Expenses

22. ..............  Calculation of Performance Data        Investment Performance; Performance Information
23. ..............  Financial Statements                   Financial Statements



                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS

                                  EV CLASSIC
                             INFORMATION AGE FUND
--------------------------------------------------------------------------------

EV CLASSIC INFORMATION AGE FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF INFORMATION AGE COMPANIES. THE FUND INVESTS ITS ASSETS IN INFORMATION AGE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.

This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated April 1, 1996, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). The Portfolio's investment advisers are Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George") (collectively, the "Advisers"). The principal business address of BMR is 24 Federal Street, Boston, MA 02110 and of Lloyd George is 3808 One Exchange Square, Central, Hong Kong.


--------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
   PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
   REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------


                                                                            PAGE
Shareholder and Fund Expenses ..........................................       2
The Fund's Financial Highlights ........................................       3
The Fund's Investment Objective ........................................       4
The Portfolio's Investments ............................................       4
Investment Policies and Risks ..........................................       5
Organization of the Fund and the Portfolio .............................       7
Management of the Fund and the Portfolio ...............................       9
Distribution Plan ......................................................      10
Valuing Fund Shares ....................................................      12
How to Buy Fund Shares ................................................       12
How to Redeem Fund Shares .............................................       13
Reports to Shareholders ...............................................       14
The Lifetime Investing Account/Distribution Options ...................       14
The Eaton Vance Exchange Privilege ....................................       15
Eaton Vance Shareholder Services ......................................       16
Distributions and Taxes ...............................................       17
Performance Information ...............................................       18
--------------------------------------------------------------------------------
                        PROSPECTUS DATED APRIL 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------


  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                              None
  Sales Charges Imposed on Reinvested Distributions                         None
  Fees to Exchange Shares                                                   None
  Contingent Deferred Sales Charges Imposed on Redemptions During the
    First Year (as a percentage of redemption proceeds exclusive of
    all reinvestments and capital appreciation in the account)             1.00%


  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a
  percentage of average daily net assets)
  ------------------------------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio
  of 0.25%, 0.75% and 0.25%, respectively)                                 1.25%
  Rule 12b-1 Distribution (and Service) Fees                                1.00
  Other Expenses                                                            0.50
                                                                           -----
      Total Operating Expenses                                             2.75%
                                                                           -----
                                                                           -----

  EXAMPLE                                                 1 YEAR         3 YEARS
                                                          ------         -------
  An investor would pay the following contingent
    deferred sales charge and expenses on a $1,000
    investment, assuming (a) 5% annual return and (b)
    redemption at the end of each period:                    $38             $85

  An investor would pay the following expenses on
    the same investment, assuming (a) 5% annual return
    and (b) no redemptions:                                  $28             $85

NOTES:

The table and Examples summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear directly or indirectly by investing in the Fund. Other Expenses are estimated for the current fiscal year.



The Fund invests exclusively in the Portfolio. The Trustees of the Trust believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time may be less than, the per share expenses which the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.


The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "Organization of the Fund and the Portfolio," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."


No contingent deferred sales charge is imposed on (a) shares purchased more than one year prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."

Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following information should be read in conjunction with the unaudited financial statements included in the Statement of Additional Information. Further information regarding the performance of the Fund will be contained in the Fund's semi-annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
--------------------------------------------------------------------------------

  FOR THE PERIOD FROM THE START OF BUSINESS, NOVEMBER 22, 1995,
    TO FEBRUARY 29, 1996:
  NET ASSET VALUE, beginning of period                                  10.000
                                                                       -------

  INCOME FROM OPERATIONS:
    Net investment loss                                                $(0.101)
    Net realized and unrealized gain on investments                      0.401
                                                                      --------
      Total income from operations                                    $  0.300
                                                                      --------

  NET ASSET VALUE, end of period                                      $ 10.300
                                                                      --------
                                                                      --------

  TOTAL RETURN(1)                                                        3.00%

  RATIOS/SUPPLEMENTAL DATA:
    Net assets, end of period (000's omitted)                          $   829
    Ratio of net expenses to average net assets(2)                        8.01%+
    Ratio of net investment loss to average net assets                  (6.26%)+

    +Annualized.
  (1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
  (2)Includes the Fund's share of the Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. It currently seeks to meet its investment objective by investing its assets in Information Age Portfolio (the "Portfolio"), a separate registered investment company that invests in securities of information age companies. This investment structure is commonly referred to as a "master/feeder" structure.


The Fund is intended for long-term investors who can accept international investment risk and little or no current income. The Fund is not intended to be a complete investment program. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "Investment Policies and Risks" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information.

THE PORTFOLIO'S INVESTMENTS
--------------------------------------------------------------------------------
In recent years, a number of technological advances have facilitated the global dissemination of information of all types including text, voice, images, moving pictures and digital data streams. These technological advances may be likened to the dynamic process of invention and application of new technology in the eighteenth and nineteenth centuries that has come to be known as the Industrial Revolution, ushering in the Industrial Age. In the same way, the Advisers believe that the current pace of technological change in the dissemination and use of information will be looked upon as the Information Revolution and will usher in the Information Age.

The leading equity investments of the Information Age may be those companies, referred to as information age companies, developing and successfully adopting these new technologies to meet the needs of the rapidly changing information marketplace. The global dissemination of information and information processing technologies has enhanced economic growth in the developed economies of the world and is contributing to the rapid modernization of the world's newly developing economies. The Advisers believe that the pace and scope of these technological developments are likely to increase and that their economic impact will become increasingly important. The Advisers believe that investment in companies participating in these developments both as producers and as beneficiaries of new technologies is likely to produce favorable returns. These industries are dynamic and the Advisers will endeavor to keep abreast of changes in information products, services and technologies. The Advisers may consider investment in companies that benefit from:

* Emerging and established technologies that will enhance the processing and transfer of information. These may include digital technologies, such as computer hardware, software and networks; mobile telephony and established telecommunications networks of all sorts; fiber optic communications equipment; and developing methods of utilizing electromagnetic spectrum for communications.

* Privatization and deregulation of state owned telecommunication, television and other information media companies both in the developed economies and the emerging economies where these companies may reach new markets and expand their business opportunities.

* Wider access to information and entertainment media by peoples around the globe, including broadcasters; cable television networks; producers and publishers of entertainment, news, literature and scholarly information; owners of libraries and data bases of all kinds; advertising agencies and in some cases advertisers who can capitalize on rising demand due to broader consumer awareness, particularly in new markets.

* Development of new information infrastructure in developing countries, such as producers and developers of communication network equipment and managers of sophisticated communication networks.

* Affordability of, and rising demand for, information industries' consumer products and services particularly in the emerging economies such as China, India, Africa, Latin America, and Eastern Europe where penetration of these products and services is low by world standards.

By focusing on companies such as the foregoing, the Advisers believe that the opportunity for long-term capital growth exits. Of course, there can be no assurance that the Portfolio will be able to take advantage of the foregoing opportunities, or that such investment opportunities will be favorable.


INVESTMENT POLICIES AND RISKS
--------------------------------------------------------------------------------
The Portfolio invests in a global and diversified portfolio of securities of information age companies. Information age companies are companies that may be engaged in providing information services, such as telephony, broadcasting, cable or satellite television, publishing, advertising, producing information and entertainment media, data processing, networking of data processing and communication systems, or providing consumer interconnection to computer communication networks. In addition, such companies may be engaged in the development, manufacture, sale, or servicing of information age products, such as computer hardware, software and networking equipment, mobile telephony devices, telecommunications network switches and equipment, television and radio broadcasting and receiving equipment, or news and information media of all types. The Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies. The securities may be denominated in foreign currencies.


Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities of information age companies. Securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by an Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such debt securities will not exceed 20% of total assets. For temporary defensive purposes, the Portfolio may invest without limit in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments.


An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments are subject to the risk of adverse developments affecting particular companies or industries and securities markets generally. In addition, many information age companies are subject to substantial governmental regulations that can affect their prospects. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of such companies. The securities of smaller, less-seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Portfolio may invest up to 15% of its net assets in illiquid securities (which excludes securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.


INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Portfolio as measured in U.S. dollars may be adversely affected by changes in foreign currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, the Advisers initially expect to invest 50% of the Portfolio's assets in foreign securities.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that an Adviser's use of derivative instruments will be advantageous to the Portfolio.

To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There is no current intention to use derivative instruments for non-hedging purposes.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if an Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

CURRENCY SWAPS. The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If Lloyd George is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio does not expect to invest more than 5% of its total assets in repurchase agreements under normal circumstances.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with an Adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country and (ii) securities denominated in the currency of any one country.

Except for the fundamental investment restrictions and policies specifically identified above and enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. Please refer to the Statement of Additional Information for further information regarding the investment policies and risks of the Fund and Portfolio.


ORGANIZATION OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
The Fund is a diversified series of Eaton Vance Growth Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated
May 25, 1989, as amended. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.


THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.


SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "Investment Policies and Risks." Further information regarding the investment practices of the Portfolio may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110
(617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.


The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that most of the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see "Trustees and Officers" in the Statement of Additional Information.


MANAGEMENT OF THE FUND AND THE PORTFOLIO
--------------------------------------------------------------------------------
EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND AS THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED
BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE, AND LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED ("LLOYD
GEORGE") (COLLECTIVELY, THE "ADVISERS") AS ITS INVESTMENT ADVISERS. The Portfolio's non-U.S. assets are managed by Robert J. D. Lloyd George, Chairman and Chief Executive Officer of Lloyd George, and the Portfolio's U.S. assets are managed by Duncan W. Richardson, Vice President of Eaton Vance and BMR.

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of over $16 billion. Duncan W. Richardson has acted as a portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1990 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities. Eaton Vance Corp. owns 24% of the Class A Shares issued by Lloyd George Management (B.V.I.) Limited ("LGM"), the parent of Lloyd George.

Lloyd George, which maintains offices in Hong Kong, London, England and Bombay, India, is a corporation formed on October 29, 1991 under the laws of Bermuda. Lloyd George is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "Commission"). Lloyd George is a subsidiary of LGM. LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Robert J. D. Lloyd George has acted as a portfolio manager of the Portfolio since it commenced operations. He is the Chairman and Chief Executive Officer of LGM and Lloyd George. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services, Ltd. (1984-1991).

Acting under the general supervision of the Board of Trustees of the Portfolio, the Advisers manage the investment of the Portfolio's assets. The Advisers also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under the investment advisory agreement with the Portfolio, the Advisers receive a monthly advisory fee, to be divided equally between them, of .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at February 29, 1996, the Portfolio had net assets of $30,177,617. For the period from the start of business, September 18, 1995, to February 29, 1996, the Portfolio paid the Advisers advisory fees equivalent to 0.68% (annualized) of the Portfolio's average daily net assets for such period, which amount was divided equally between them.


The Advisers place the portfolio securities transactions of the Portfolio with many broker-dealer firms and use their best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, an Adviser may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

Acting under the general supervision of the Board of Trustees of the Trust and the Portfolio, Eaton Vance manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Advisers for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


Under its management contract with the Fund, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of February 29, 1996, the Fund had net assets of $829,215. For the period from the Fund's start of business, November 22, 1995, to February 29, 1996, Eaton Vance earned management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly administration fee in the amount of 1/48 of 1% (equal to
 .25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the period from the Portfolio's start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned administration fees equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period. The combined investment advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.


The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or an Adviser; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 6.25% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay to an Authorized Firm (a) sales commissions (except on exchange transactions and reinvestments) at the time of sale equal to .75% of the purchase price of the shares sold by such Firm, and (b) monthly sales commissions approximately equivalent to 1/12 of .75% of the value of shares sold by such Firm and remaining outstanding for at least one year. The Plan is designed to permit an investor to purchase Fund shares through an Authorized Firm without incurring an initial sales charge and at the same time permit the Principal Underwriter to compensate Authorized Firms in connection with the sale of Fund shares.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments made to the Principal Underwriter pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the period from the start of business, November 22, 1995, to February 29, 1996, the Fund paid sales commissons under the Plan equivalent to 0.75% (annualized) of the Fund's average daily net assets for such period. As at February 29, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $51,000 (which amount was equivalent to 6.2% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR.
The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make monthly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed
 .25% of the Fund's average daily net assets for any fiscal year. The Fund accrues the service fee daily at the rate of 1/365 of .25% of the Fund's net assets. The Principal Underwriter currently expects to pay to an Authorized Firm (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to .25% of the purchase price of the shares sold by such Firm, and (b) monthly service fees approximately equivalent to 1/12 of
 .25% of the value of shares sold by such Firm and remaining outstanding for at least one year. During the first year after a purchase of Fund shares, the Principal Underwriter will retain the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. As permitted by the NASD Rule, all service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. During the period from the start of business November 22, 1995, to February 29, 1996, the Fund made service fee payments equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.


VALUING FUND SHARES
--------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada), Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.


HOW TO BUY FUND SHARES
--------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE
FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.


An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

          IN THE CASE OF BOOK ENTRY:
          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Classic Information Age Fund

          IN THE CASE OF PHYSICAL DELIVERY:
          Investors Bank & Trust Company
          Attention: EV Classic Information Age Fund
          Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES
--------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner
(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of a redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.

CONTINGENT DEFERRED SALES CHARGE. Shares purchased or redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge equal to 1% of the net asset value of redeemed shares. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than one year prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the year preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. As described under "Distribution Plan," the contingent deferred sales charge will be paid to the Principal Underwriter or the Fund.

In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares.


No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will also be waived for shares redeemed (1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a distribution from a retirement plan qualified under Section 401, 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), or (3) as part of a minimum required distribution from other tax-sheltered retirement plans. The contingent deferred sales charge will be paid to the Principal Underwriter or the Fund. When paid to the Principal Underwriter it will reduce the amount of Uncovered Distribution charges calculated under the Fund's Distribution Plan. See "Distribution Plan."

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
--------------------------------------------------------------------------------


AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.

Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option  -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.


THE EATON VANCE EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge, on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.

Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.

No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares.

Shares of the other funds in the Eaton Vance Classic Group of Funds (and shares of Eaton Vance Money Market Fund acquired as a result of an exchange from an EV Classic Fund) may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.

Telephone exchanges are accepted by First Data Investor Services Group provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.

EATON VANCE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter.
The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Classic Information Age Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

-- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

-- Individual Retirement Account Plans for individuals and their non-employed spouses; and

-- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").

Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund's present policy is to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date.


The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

Certain distributions, if declared by the Fund in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

The Fund will provide its shareholders annually with tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.


PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 invested at the maximum public offering price (net asset value) by the average annual compounded rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may quote total return for the period prior to commencement of operations which would reflect the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund sales charge. The Fund may use total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.

Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. If the expenses related to the operation of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

[LOGO}       EV Classic
             Information Age Fund
--------------------------------------------------------------------------------

    [GRAPHIC WITH PHOTO OF BABY]


             Prospectus
             April 1, 1996














EV Classic
Information Age Fund
24 Federal Street
Boston, MA 02110

--------------------------------------------------------------------------------
Sponsor and Manager of EV Classic Information Age Fund
Administrator of Information Age Portfolio
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

Co-Advisers of Information Age Portfolio
Boston Management and Research, 24 Federal Street, Boston, MA 02110 Lloyd George Investment Management (Bermuda) Limited, 3808
One Exchange Square, Central, Hong Kong

Principal Underwriter
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

Custodian
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

Transfer Agent
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


Independent Accountants
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109

                                                                         C-IAP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                 EV MARATHON
                             INFORMATION AGE FUND

------------------------------------------------------------------------------


EV MARATHON INFORMATION AGE FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF INFORMATION AGE COMPANIES. THE FUND INVESTS ITS ASSETS IN INFORMATION AGE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").


Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated April 1, 1996, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). The Portfolio's investment advisers are Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George") (collectively, the "Advisers"). The principal business address of BMR is 24 Federal Street, Boston, MA 02110 and of Lloyd George is 3808 One Exchange Square, Central, Hong Kong.


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

                                                          PAGE                                                       PAGE
Shareholder and Fund Expenses  .........................   2   How to Buy Fund Shares .............................   12
The Funds' Financial Highlights ........................   3   How to Redeem Fund Shares ..........................   13
The Funds' Investment Objective ........................   4   Reports to Shareholders ............................   14
The Portfolio's Investments ............................   4   The Lifetime Investing Account/Distribution
Investment Policies and Risks ..........................   5    Options ...........................................   15
Organization of the Fund and the Portfolio .............   7   The Eaton Vance Exchange Privilege .................   15
Management of the Fund and the Portfolio ...............   9   Eaton Vance Shareholder Services ...................   16
Distribution Plan ......................................  10   Distributions and Taxes ............................   17
Valuing Fund Shares ....................................  11   Performance Information ............................   18

-------------------------------------------------------------------------------
                        PROSPECTUS DATED APRIL 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
  ------------------------------------------------------------------------------
  Sales Charges Imposed on Purchases of Shares                            None
  Sales Charges Imposed on Reinvested Distributions                       None
  Fees to Exchange Shares                                                 None
  Range of Declining Contingent Deferred Sales Charges Imposed
    on Redemptions During the First Seven Years (as a percentage of redemption proceeds exclusive of all reinvestments and
    capital appreciation in the account)                              5.00%-0%


  ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES
   (as a percentage of average daily net assets)
-----------------------  -------------------------------------------------------
  Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by the Portfolio
  of 0.25%, 0.75% and 0.25%, respectively)                               1.25%
  Rule 12b-1 Distribution (and Service) Fees                             0.75
  Other Expenses                                                         0.50
                                                                         ----
      Total Operating Expenses                                           2.50%
                                                                         =====


  EXAMPLE                                                   1 YEAR      3 YEARS
                                                            ------      -------
  An investor would pay the following contingent
   deferred sales charge and expenses on a $1,000
   investment, assuming (a) 5% annual return and (b)
   redemption at the end of each period:                     $75        $118

  An investor would pay the following expenses on the
   same investment, assuming (a) 5% annual return and
   (b) no redemptions:                                        $25        $ 78

NOTES:

The table and Examples summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear directly or indirectly by investing in the Fund. Other Expenses are estimated for the current fiscal year.

The Fund invests exclusively in the Portfolio. The Trustees of the Trust believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time be less than, the per share expenses which the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Examples should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Examples to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "Organization of the Fund and the Portfolio," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."


No contingent deferred sales charge is imposed on (a) shares purchased more than six years prior to the redemption, (b) shares acquired through the reinvestment of distributions or (c) any appreciation in value of other shares in the account, and no such charge is imposed on exchanges of Fund shares for shares of one or more other funds listed under "The Eaton Vance Exchange Privilege."


For shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding .25% per annum of its average daily net assets. The Fund expects to begin making service fee payments during the quarter ending September 30, 1996. Therefore, expenses after year one will be higher. See "Distribution Plan."

Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------
The following information should be read in conjunction with the unaudited financial statements included in the Statement of Additional Information. Further information regarding the performance of the Fund will be contained in the Fund's semi-annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.
------------------------------------------------------------------------------



  FOR THE PERIOD FROM THE START OF BUSINESS, SEPTEMBER 18, 1995,
  TO FEBRUARY 29, 1996:

  NET ASSET VALUE, beginning of period                              $ 10.000
                                                                    --------
  INCOME FROM OPERATIONS:
    Net investment loss                                             $ (0.023)
    Net realized and unrealized gain on investments                    0.733
                                                                    --------
      Total income from operations                                     0.710
                                                                    --------
  NET ASSET VALUE, end of period                                    $ 10.710
                                                                    ========
  TOTAL RETURN\1/                                                      7.10%

  RATIOS/SUPPLEMENTAL DATA:

    Net assets, end of period (000's omitted)                        $15,748
    Ratio of net expenses to average net assets\2/                      2.90%+
    Ratio of net investment loss to average net assets                 (0.84%)+

    +Annualized.
  (1)Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
  (2)Includes the Fund's share of the Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. It currently seeks to meet its investment objective by investing its assets in Information Age Portfolio (the "Portfolio"), a separate registered investment company that invests in securities of information age companies. This investment structure is commonly referred to as a "master/feeder" structure.

The Fund is intended for long-term investors who can accept international investment risk and little or no current income. The Fund is not intended to be a complete investment program. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "Investment Policies and Risks" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information.



THE PORTFOLIO'S INVESTMENTS
------------------------------------------------------------------------------
In recent years, a number of technological advances have facilitated the global dissemination of information of all types including text, voice, images, moving pictures and digital data streams. These technological advances may be likened to the dynamic process of invention and application of new technology in the eighteenth and nineteenth centuries that has come to be known as the Industrial Revolution, ushering in the Industrial Age. In the same way, the Advisers believe that the current pace of technological change in the dissemination and use of information will be looked upon as the Information Revolution and will usher in the Information Age.

The leading equity investments of the Information Age may be those companies, referred to as information age companies, developing and successfully adopting these new technologies to meet the needs of the rapidly changing information marketplace. The global dissemination of information and information processing technologies has enhanced economic growth in the developed economies of the world and is contributing to the rapid modernization of the world's newly developing economies. The Advisers believe that the pace and scope of these technological developments are likely to increase and that their economic impact will become increasingly important. The Advisers believe that investment in companies participating in these developments both as producers and as beneficiaries of new technologies is likely to produce favorable returns. These industries are dynamic and the Advisers will endeavor to keep abreast of changes in information products, services and technologies. The Advisers may consider investment in companies that benefit from:

* Emerging and established technologies that will enhance the processing and transfer of information. These may include digital technologies, such as computer hardware, software and networks; mobile telephony and established telecommunications networks of all sorts; fiber optic communications equipment; and developing methods of utilizing electromagnetic spectrum for communications.

* Privatization and deregulation of state owned telecommunication, television and other information media companies both in the developed economies and the emerging economies where these companies may reach new markets and expand their business opportunities.

* Wider access to information and entertainment media by peoples around the globe, including broadcasters; cable television networks; producers and publishers of entertainment, news, literature and scholarly information; owners of libraries and data bases of all kinds; advertising agencies and in some cases advertisers who can capitalize on rising demand due to broader consumer awareness, particularly in new markets.

* Development of new information infrastructure in developing countries, such as producers and developers of communication network equipment and managers of sophisticated communication networks.

* Affordability of, and rising demand for, information industries' consumer products and services particularly in the emerging economies such as China, India, Africa, Latin America, and Eastern Europe where penetration of these products and services is low by world standards.

By focusing on companies such as the foregoing, the Advisers believe that the opportunity for long-term capital growth exits. Of course, there can be no assurance that the Portfolio will be able to take advantage of the foregoing opportunities, or that such investment opportunities will be favorable.


INVESTMENT POLICIES AND RISKS
------------------------------------------------------------------------------
The Portfolio invests in a global and diversified portfolio of securities of information age companies. Information age companies are companies that may be engaged in providing information services, such as telephony, broadcasting, cable or satellite television, publishing, advertising, producing information and entertainment media, data processing, networking of data processing and communication systems, or providing consumer interconnection to computer communication networks. In addition, such companies may be engaged in the development, manufacture, sale, or servicing of information age products, such as computer hardware, software and networking equipment, mobile telephony devices, telecommunications network switches and equipment, television and radio broadcasting and receiving equipment, or news and information media of all types. The Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies. The securities may be denominated in foreign currencies.

Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities of information age companies. Securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by an Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such debt securities will not exceed 20% of total assets. For temporary defensive purposes, the Portfolio may invest without limit in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments.


An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments are subject to the risk of adverse developments affecting particular companies or industries and securities markets generally. In addition, many information age companies are subject to substantial governmental regulations that can affect their prospects. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of such companies. The securities of smaller, less-seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Portfolio may invest up to 15% of its net assets in illiquid securities (which excludes securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.


INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Portfolio as measured in U.S. dollars may be adversely affected by changes in foreign currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, the Advisers initially expect to invest 50% of the Portfolio's assets in foreign securities.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that an Adviser's use of derivative instruments will be advantageous to the Portfolio.


To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There is no current intention to use derivative instruments for non-hedging purposes.


Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if an Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

CURRENCY SWAPS. The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If Lloyd George is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio does not expect to invest more than 5% of its total assets in repurchase agreements under normal circumstances.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with an Adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country and (ii) securities denominated in the currency of any one country.

Except for the fundamental investment restrictions and policies specifically identified above and enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. Please refer to the Statement of Additional Information for further information regarding the investment policies and risks of the Fund and Portfolio.



ORGANIZATION OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
The Fund is a diversified series of Eaton Vance Growth Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated May 25, 1989, as amended. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "Investment Policies and Risks." Further information regarding the investment practices of the Portfolio may be found in the Statement of Additional Information.

The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.



Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.


The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that most of the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see "Trustees and Officers" in the Statement of Additional Information.



MANAGEMENT OF THE FUND AND THE PORTFOLIO
------------------------------------------------------------------------------
EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE FUND AND AS THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE, AND LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED ("LLOYD GEORGE") (COLLECTIVELY, THE "ADVISERS") AS ITS INVESTMENT ADVISERS. The Portfolio's non-U.S. assets are managed by Robert J. D. Lloyd George, Chairman and Chief Executive Officer of Lloyd George, and the Portfolio's U.S. assets are managed by Duncan W. Richardson, Vice President of Eaton Vance and BMR.


Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of over $16 billion. Duncan W. Richardson has acted as a portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1990 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities. Eaton Vance Corp. owns 24% of the Class A Shares issued by Lloyd George Management (B.V.I.) Limited ("LGM"), the parent of Lloyd George.

Lloyd George, which maintains offices in Hong Kong, London, England and Bombay, India, is a corporation formed on October 29, 1991 under the laws of Bermuda. Lloyd George is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "Commission"). Lloyd George is a subsidiary of LGM. LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Robert J. D. Lloyd George has acted as a portfolio manager of the Portfolio since it commenced operations. He is the Chairman and Chief Executive Officer of LGM and Lloyd George. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services, Ltd. (1984-1991).

Acting under the general supervision of the Board of Trustees of the Portfolio, the Advisers manage the investment of the Portfolio's assets. The Advisers also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under the investment advisory agreement with the Portfolio, the Advisers receive a monthly advisory fee, to be divided equally between them, of
 .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at February 29, 1996, the Portfolio had net assets of $30,177,617. For the period from the start of business, September 18, 1995, to February 29, 1996, the Portfolio paid the Advisers advisory fees equivalent to 0.68% (annualized) of the Portfolio's average daily net assets for such period, which amount was divided equally between them.

The Advisers place the portfolio securities transactions of the Portfolio with many broker-dealer firms and use their best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, an Adviser may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

Acting under the general supervision of the Board of Trustees of the Trust and the Portfolio, Eaton Vance manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Advisers for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


Under its management contract with the Fund, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of February 29, 1996, the Fund had net assets of $15,747,684. For the period from the Fund's start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly administration fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the period from the Portfolio's start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned administration fees equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period. The combined investment advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.


The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or an Adviser; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.


DISTRIBUTION PLAN
------------------------------------------------------------------------------
THE FUND FINANCES DISTRIBUTION ACTIVITIES AND HAS ADOPTED A DISTRIBUTION PLAN (THE "PLAN") PURSUANT TO RULE 12B-1 UNDER THE 1940 ACT. Rule 12b-1 permits a mutual fund, such as the Fund, to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. The Plan is subject to, and complies with, the sales charge rule of the National Association of Securities Dealers, Inc. (the "NASD Rule"). The Plan is described further in the Statement of Additional Information, and the following is a description of the salient features of the Plan. The Plan provides that the Fund, subject to the NASD Rule, will pay sales commissions and distribution fees to the Principal Underwriter only after and as a result of the sale of shares of the Fund. On each sale of Fund shares (excluding reinvestment of distributions) the Fund will pay the Principal Underwriter amounts representing (i) sales commissions equal to 5% of the amount received by the Fund for each share sold and (ii) distribution fees calculated by applying the rate of 1% over the prime rate then reported in The Wall Street Journal to the outstanding balance of Uncovered Distribution Charges (as described below) of the Principal Underwriter. The Principal Underwriter currently expects to pay sales commissions (except on exchange transactions and reinvestments) to a financial services firm (an "Authorized Firm") at the time of sale equal to 4% of the purchase price of the shares sold by such Firm. The Principal Underwriter will use its own funds (which may be borrowed from banks) to pay such commissions. Because the payment of the sales commissions and distribution fees to the Principal Underwriter is subject to the NASD Rule described below, it will take the Principal Underwriter a number of years to recoup the sales commissions paid by it to Authorized Firms from the payments received by it from the Fund pursuant to the Plan.

THE NASD RULE REQUIRES THE FUND TO LIMIT ITS ANNUAL PAYMENTS OF SALES COMMISSIONS AND DISTRIBUTION FEES TO AN AMOUNT NOT EXCEEDING .75% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. Under its Plan, the Fund accrues daily an amount at the rate of 1/365 of .75% of the Fund's net assets, and pays such accrued amounts monthly to the Principal Underwriter. The Plan requires such accruals to be automatically discontinued during any period in which there are no outstanding Uncovered Distribution Charges under the Plan. Uncovered Distribution Charges are calculated daily and, briefly, are equivalent to all unpaid sales commissions and distribution fees to which the Principal Underwriter is entitled under the Plan less all contingent deferred sales charges theretofore paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit under the Plan if at any point in time the aggregate amounts of all payments received by the Principal Underwriter from the Fund pursuant to the Plan, including any contingent deferred sales charges, have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices.

Because of the NASD Rule limitation on the amount of sales commissions and distribution fees paid during any fiscal year, a high level of sales of Fund shares during the initial years of the Fund's operations would cause a large portion of the sales commission attributable to a sale of Fund shares to be accrued and paid by the Fund to the Principal Underwriter in fiscal years subsequent to the year in which such shares were sold. This spreading of sales commissions payments under the Plan over an extended period would result in the incurrence and payment of increased distribution fees under the Plan.


During the period from the start of business, September 18, 1995, to February 29, 1996, the Fund paid sales commissions under the Plan equivalent to 0.75% (annualized) of the Fund's average daily net assets for such period. As at February 29, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $716,000 (which amount was equivalent to 4.5% of the Fund's net assets on such day).

THE PLAN ALSO AUTHORIZES THE FUND TO MAKE PAYMENTS OF SERVICE FEES TO THE PRINCIPAL UNDERWRITER, AUTHORIZED FIRMS AND OTHER PERSONS IN AMOUNTS NOT EXCEEDING .25% OF THE FUND'S AVERAGE DAILY NET ASSETS FOR EACH FISCAL YEAR. The Trustees of the Trust have initially implemented this provision of the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed .25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. As permitted by the NASD Rule, such payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to the Principal Underwriter, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. The Fund expects to begin making service fee payments during the quarter ending September 30, 1996.

The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell the Fund's shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the sales commissions payable to Authorized Firms.


The Fund may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the Fund's management intends to consider all relevant factors, including without limitation the size of the Fund, the investment climate and market conditions, the volume of sales and redemptions of Fund shares, and the amount of Uncovered Distribution Charges of the Principal Underwriter. The Plan may continue in effect and payments may be made under the Plan following any such suspension, discontinuance or limitation of the offering of Fund shares; however, the Fund is not contractually obligated to continue the Plan for any particular period of time. Suspension of the offering of Fund shares would not, of course, affect a shareholder's ability to redeem shares.



VALUING FUND SHARES
------------------------------------------------------------------------------
THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE "EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada), Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per Fund share. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.


The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.


  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.



HOW TO BUY FUND SHARES
------------------------------------------------------------------------------
SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the net asset value per share of the Fund next determined after an order is effective. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."


In connection with employee benefit or other continuous group purchase plans under which the average initial purchase by a participant of the plan is $1,000 or more, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below under "How to Redeem Fund Shares."


ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at their net asset value as determined above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable net asset value per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

          IN THE CASE OF BOOK ENTRY:
          Deliver through Depository Trust Co.
          Broker #2212
          Investors Bank & Trust Company
          For A/C EV Marathon Information Age Fund

          IN THE CASE OF PHYSICAL DELIVERY:
          Investors Bank & Trust Company
          Attention: EV Marathon Information Age Fund
          Physical Securities Processing Settlement Area
          89 South Street
          Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.



HOW TO REDEEM FUND SHARES
------------------------------------------------------------------------------
 A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above, reduced by the amount of any applicable contingent deferred sales charges (described below) and any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of a redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. No contingent deferred sales charge will be imposed with respect to such involuntary redemptions.



CONTINGENT DEFERRED SALES CHARGE. Shares redeemed within the first six years of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge. This contingent deferred sales charge is imposed on any redemption the amount of which exceeds the aggregate value at the time of redemption of (a) all shares in the account purchased more than six years prior to the redemption, (b) all shares in the account acquired through reinvestment of distributions, and (c) the increase, if any, of value in the other shares in the account (namely those purchased within the six years preceding the redemption) over the purchase price of such shares. Redemptions are processed in a manner to maximize the amount of redemption proceeds which will not be subject to a contingent deferred sales charge. That is, each redemption will be assumed to have been made first from the exempt amounts referred to in clauses (a), (b) and (c) above, and second through liquidation of those shares in the account referred to in clause (c) on a first-in-first-out basis. Any contingent deferred sales charge which is required to be imposed on share redemptions will be made in accordance with the following schedule:



  YEAR OF REDEMPTION                                        CONTINGENT DEFERRED
    AFTER PURCHASE                                             SALES CHARGE
  -----------------------------------------------------------------------------
  First or Second                                                   5%
  Third                                                             4%
  Fourth                                                            3%
  Fifth                                                             2%
  Sixth                                                             1%
  Seventh and following                                             0%


In calculating the contingent deferred sales charge upon the redemption of Fund shares acquired in an exchange for shares of a fund currently listed under "The Eaton Vance Exchange Privilege," the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of Fund shares acquired in the exchange is deemed to have occurred at the time of the original purchase of the exchanged shares. As described under "Distribution Plan," the contingent deferred sales charge will be paid to the Principal Underwriter or the Fund.

No contingent deferred sales charge will be imposed on Fund shares which have been sold to Eaton Vance or its affiliates, or to their respective employees or clients. The contingent deferred sales charge will be waived for shares redeemed
(1) pursuant to a Withdrawal Plan (see "Eaton Vance Shareholder Services"), (2) as part of a required distribution from a tax-sheltered retirement plan, or (3) following the death of all beneficial owners of such shares, provided the redemption is requested within one year of death (a death certificate and other applicable documents may be required).

  THE FOLLOWING EXAMPLE ILLUSTRATES THE OPERATION OF THE CONTINGENT DEFERRED SALES CHARGE. ASSUME THAT AN INVESTOR PURCHASES $10,000 OF THE FUND'S SHARES AND THAT 16 MONTHS LATER THE VALUE OF THE ACCOUNT HAS GROWN THROUGH INVESTMENT PERFORMANCE AND REINVESTMENT OF DIVIDENDS TO $12,000. THE INVESTOR THEN MAY REDEEM UP TO $2,000 OF SHARES WITHOUT INCURRING A CONTINGENT DEFERRED SALES CHARGE. IF THE INVESTOR SHOULD REDEEM $3,000 OF SHARES, A CHARGE WOULD BE IMPOSED ON $1,000 OF THE REDEMPTION. THE RATE WOULD BE 5% BECAUSE THE REDEMPTION WAS MADE IN THE SECOND YEAR AFTER THE PURCHASE WAS MADE AND THE CHARGE WOULD BE $50.


REPORTS TO SHAREHOLDERS
------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns.

THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS
------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.


If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.


DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.



THE EATON VANCE EXCHANGE PRIVILEGE
------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of one or more other funds in the Eaton Vance Marathon Group of Funds (including Class I shares of any EV Marathon Limited Maturity fund) or Eaton Vance Money Market Fund, which are distributed subject to a contingent deferred sales charge. Shares of the Fund may also be exchanged for shares of Eaton Vance Prime Rate Reserves, which are subject to an early withdrawal charge. Any such exchange will be made on the basis of the net asset value per share of each fund at the time of the exchange, provided that such exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


No contingent deferred sales charge is imposed on exchanges. For purposes of calculating the contingent deferred sales charge upon the redemption of shares acquired in an exchange, the contingent deferred sales charge schedule applicable to the shares at the time of purchase will apply and the purchase of shares acquired in one or more exchanges is deemed to have occurred at the time of the original purchase of the exchanged shares. For the contingent deferred sales charge schedule applicable to the Eaton Vance Marathon Group of Funds (except EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund), see "How to Redeem Fund Shares." The contingent deferred sales charge or early withdrawal charge schedule applicable to EV Marathon Strategic Income Fund, Eaton Vance Prime Rate Reserves and Class I shares of any EV Marathon Limited Maturity Fund is 3%, 2.5%, 2% or 1% in the event of a redemption occurring in the first, second, third or fourth year, respectively, after the original share purchase.


Shares of the other funds in the Eaton Vance Marathon Group of Funds and shares of Eaton Vance Money Market Fund may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange, but subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.



EATON VANCE SHAREHOLDER SERVICES
------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.

INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Marathon Information Age Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.

BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an aggregate amount that does not exceed annually 12% of the account balance at the time the plan is established. Such amount will not be subject to a contingent deferred sales charge. See "How to Redeem Fund Shares." A minimum deposit of $5,000 in shares is required.

REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST, WITH CREDIT FOR ANY CONTINGENT DEFERRED SALES CHARGES PAID ON THE REPURCHASED OR REDEEMED SHARES, ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the Fund (or by the Fund's Transfer Agent). To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.

TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

-- Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

-- Individual Retirement Account Plans for individuals and their non-employed spouses; and

-- 403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").


Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.



DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund's present policy is to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date.


The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

Certain distributions, if declared by the Fund in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

The Fund will provide its shareholders annually with tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.



PERFORMANCE INFORMATION
------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 invested at the maximum public offering price (net asset value) by the average annual compounded rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes a complete redemption of the investment and the deduction of any contingent deferred sales charge at the end of the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.


The Fund may also publish total return figures which do not take into account any contingent deferred sales charge which may be imposed upon redemptions at the end of the specified period. Any performance figure which does not take into account the contingent deferred sales charge would be reduced to the extent such charge is imposed upon a redemption.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. If the expenses related to the operation of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

[LOGO]
EATON VANCE
  MUTUAL FUNDS



EV MARATHON
INFORMATION
AGE FUND

[GRAPHIC WITH PHOTO OF BABY]

PROSPECTUS
APRIL 1, 1996



EV MARATHON INFORMATION
AGE FUND
24 FEDERAL STREET
BOSTON, MA 02110
-------------------------------------------------------------------------------
SPONSOR AND MANAGER OF EV MARATHON INFORMATION AGE FUND
ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

CO-ADVISERS OF INFORMATION AGE PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110 Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS 725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109


                                                                           M-IAP

                                    PART A
                     INFORMATION REQUIRED IN A PROSPECTUS


                                EV TRADITIONAL
                             INFORMATION AGE FUND

--------------------------------------------------------------------------------

EV TRADITIONAL INFORMATION AGE FUND (THE "FUND") IS A MUTUAL FUND SEEKING LONG-TERM CAPITAL GROWTH BY INVESTING IN A GLOBAL AND DIVERSIFIED PORTFOLIO OF SECURITIES OF INFORMATION AGE COMPANIES. THE FUND INVESTS ITS ASSETS IN INFORMATION AGE PORTFOLIO (THE "PORTFOLIO"), A DIVERSIFIED OPEN-END INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND, RATHER THAN BY INVESTING DIRECTLY IN AND MANAGING ITS OWN PORTFOLIO OF SECURITIES AS WITH HISTORICALLY STRUCTURED MUTUAL FUNDS. THE FUND IS A SERIES OF EATON VANCE GROWTH TRUST (THE "TRUST").

Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Shares of the Fund involve investment risks, including fluctuations in value and the possible loss of some or all of the principal investment.


This Prospectus is designed to provide you with information you should know before investing in the Fund. Please retain this document for future reference. A Statement of Additional Information for the Fund dated April 1, 1996, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge from the Fund's principal underwriter, Eaton Vance Distributors, Inc. (the "Principal Underwriter"), 24 Federal Street, Boston, MA 02110 (telephone (800) 225-6265). The sponsor and manager of the Fund and the administrator of the Portfolio is Eaton Vance Management, 24 Federal Street, Boston, MA 02110 ("Eaton Vance" or the "Manager"). The Portfolio's investment advisers are Boston Management and Research ("BMR"), a wholly-owned subsidiary of Eaton Vance, and Lloyd George Investment Management (Bermuda) Limited ("Lloyd George") (collectively, the "Advisers"). The principal business address of BMR is 24 Federal Street, Boston, MA 02110 and of Lloyd George is 3808 One Exchange Square, Central, Hong Kong.


------------------------------------------------------------------------------

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

------------------------------------------------------------------------------

                                                       PAGE                                                     PAGE


Shareholder and Fund Expenses  ........................   2    How to Buy Fund Shares ............................  11
The Fund's Financial Highlights .......................   3    How to Redeem Fund Shares .........................  14
The Fund's Investment Objective  ......................   4    Reports to Shareholders ...........................  15
The Portfolio's Investments ...........................   4    The Lifetime Investing Account/Distribution
Investment Policies and Risks .........................   5      Options .........................................  15
Organization of the Fund and the Portfolio ............   7    The Eaton Vance Exchange Privilege ................  16
Management of the Fund and the Portfolio ..............   9    Eaton Vance Shareholder Services ..................  16
Distribution Plan .....................................  10    Distributions and Taxes ...........................  18
Valuing Fund Shares ...................................  11    Performance Information ...........................  19
----------------------------------------------------------------------------------------------------------------------

                        PROSPECTUS DATED APRIL 1, 1996

SHAREHOLDER AND FUND EXPENSES
--------------------------------------------------------------------------------


     SHAREHOLDER TRANSACTION EXPENSES
-------------------------------------------------------------------------------
     Maximum Sales Charge Imposed on Purchases
        (as a percentage of offering price)                                4.75%
     Sales Charges Imposed on Reinvested Distributions                      None
     Fees to Exchange Shares                                                None

     ANNUAL FUND AND ALLOCATED PORTFOLIO OPERATING EXPENSES (as a
        percentage of average daily net assets)
 -----------------------------------------------------------------------------
     Management Fees (including management fees paid by the Fund and investment advisory and administration fees paid by
        the Portfolio of 0.25%, 0.75% and 0.25%, respectively)             1.25%
     Rule 12b-1 Distribution (and Service) Fees                             0.50
     Other Expenses (including Service Plan Fees)                           0.50
                                                                           -----
           Total Operating Expenses                                        2.25%
                                                                           =====

     EXAMPLE                                            1 YEAR           3 YEARS
                                                       --------          -------
     Aninvestor would pay the following maximum
       initial sales charge and expenses on a
       $1,000 investment, assuming (a) 5% annual
       return and b) redemption at the end of
       each period:                                       $69             $114

NOTES:


The table and Example summarize the aggregate expenses of the Fund and the Portfolio and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Other Expenses are estimated for the current fiscal year.

The Fund invests exclusively in the Portfolio. The Trustees of the Trust believe the aggregate per share expenses of the Fund and the Portfolio should approximate, and over time be less than, the per share expenses the Fund would incur if the Trust retained the services of an investment adviser for the Fund and the Fund's assets were invested directly in the type of securities being held by the Portfolio.

The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown. Federal regulations require the Example to assume a 5% annual return, but actual return will vary. For further information regarding the expenses of the Fund and the Portfolio see "Organization of the Fund and the Portfolio," "Management of the Fund and the Portfolio" and "How to Redeem Fund Shares." A long-term shareholder in the Fund may pay more than the economic equivalent of the maximum front-end sales charge permitted by a rule of the National Association of Securities Dealers, Inc. See "Distribution Plan."

No sales charge is payable at the time of purchase on investments of $1 million or more. However, a contingent deferred sales charge of 0.50% will be imposed on such investments in the event of certain redemptions within 12 months of purchase. See "How to Buy Fund Shares," "How to Redeem Fund Shares" and "Eaton Vance Shareholder Services."

For shares sold by Authorized Firms and remaining outstanding for at least one year, the Fund will pay service fees not exceeding .25% per annum of its average daily net assets. The Fund expects to begin making service fee payments during the quarter ending September 30, 1996. After such date, expenses will be higher. See "Distribution Plan."

Other investment companies and investors with different distribution arrangements and fees are investing in the Portfolio and others may do so in the future. See "Organization of the Fund and the Portfolio."

THE FUND'S FINANCIAL HIGHLIGHTS


------------------------------------------------------------------------------
The following information should be read in conjunction with the unaudited financial statements included in the Statement of Additional Information. Further information regarding the performance of the Fund will be contained in the Fund's semi-annual report to shareholders which may be obtained without charge by contacting the Principal Underwriter, Eaton Vance Distributors, Inc.

------------------------------------------------------------------------------

     FOR THE PERIOD FROM THE START OF BUSINESS, SEPTEMBER 18, 1995, TO FEBRUARY
          29, 1996:
     NET ASSET VALUE, beginning of period                            $10.000
                                                                    --------
     INCOME FROM OPERATIONS:
        Net investment loss                                         $ (0.022)
        Net realized and unrealized gain on investments                0.742
                                                                    --------
           Total income from operations                              $ 0.720
                                                                    --------
     NET ASSET VALUE, end of period                                  $10.720
                                                                    ========
     TOTAL RETURN(1)                                                   7.20%
     RATIOS/SUPPLEMENTAL DATA:
        Net assets, end of period (000's omitted)                    $ 9,857
        Ratio of net expenses to average net assets(2)                 2.82%(p)
        Ratio of net investment loss to average net assets            (0.77%)(p)

    (p) Computed on an annualized basis.
    (1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
    (2) Includes the Fund's share of the Portfolio's allocated expenses.

THE FUND'S INVESTMENT OBJECTIVE


--------------------------------------------------------------------------------
THE FUND'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL GROWTH. It currently seeks to meet its investment objective by investing its assets in Information Age Portfolio (the "Portfolio"), a separate registered investment company that invests in securities of information age companies. This investment structure is commonly referred to as a "master/feeder" structure.


The Fund is intended for long-term investors who can accept international investment risk and little or no current income. The Fund is not intended to be a complete investment program. Prospective investors should take into account their objectives and other investments when considering the purchase of Fund shares. The Fund cannot assure achievement of its investment objective. See "Investment Policies and Risks" for further information. The investment objective of the Fund and the Portfolio are nonfundamental. See "Organization of the Fund and the Portfolio -- Special Information on the Fund/Portfolio Investment Structure" for further information.

THE PORTFOLIO'S INVESTMENTS

------------------------------------------------------------------------------
In recent years, a number of technological advances have facilitated the global dissemination of information of all types including text, voice, images, moving pictures and digital data streams. These technological advances may be likened to the dynamic process of invention and application of new technology in the eighteenth and nineteenth centuries that has come to be known as the Industrial Revolution, ushering in the Industrial Age. In the same way, the Advisers believe that the current pace of technological change in the dissemination and use of information will be looked upon as the Information Revolution and will usher in the Information Age.

The leading equity investments of the Information Age may be those companies, referred to as information age companies, developing and successfully adopting these new technologies to meet the needs of the rapidly changing information marketplace. The global dissemination of information and information processing technologies has enhanced economic growth in the developed economies of the world and is contributing to the rapid modernization of the world's newly developing economies. The Advisers believe that the pace and scope of these technological developments are likely to increase and that their economic impact will become increasingly important. The Advisers believe that investment in companies participating in these developments both as producers and as beneficiaries of new technologies is likely to produce favorable returns. These industries are dynamic and the Advisers will endeavor to keep abreast of changes in information products, services and technologies. The Advisers may consider investment in companies that benefit from:

* Emerging and established technologies that will enhance the processing and transfer of information. These may include digital technologies, such as computer hardware, software and networks; mobile telephony and established telecommunications networks of all sorts; fiber optic communications equipment; and developing methods of utilizing electromagnetic spectrum for communications.

* Privatization and deregulation of state owned telecommunication, television and other information media companies both in the developed economies and the emerging economies where these companies may reach new markets and expand their business opportunities.

* Wider access to information and entertainment media by peoples around the globe, including broadcasters; cable television networks; producers and publishers of entertainment, news, literature and scholarly information; owners of libraries and data bases of all kinds; advertising agencies and in some cases advertisers who can capitalize on rising demand due to broader consumer awareness, particularly in new markets.

* Development of new information infrastructure in developing countries, such as producers and developers of communication network equipment and managers of sophisticated communication networks.

* Affordability of, and rising demand for, information industries' consumer products and services particularly in the emerging economies such as China, India, Africa, Latin America, and Eastern Europe where penetration of these products and services is low by world standards.

By focusing on companies such as the foregoing, the Advisers believe that the opportunity for long-term capital growth exits. Of course, there can be no assurance that the Portfolio will be able to take advantage of the foregoing opportunities, or that such investment opportunities will be favorable.

INVESTMENT POLICIES AND RISKS

------------------------------------------------------------------------------
The Portfolio invests in a global and diversified portfolio of securities of information age companies. Information age companies are companies that may be engaged in providing information services, such as telephony, broadcasting, cable or satellite television, publishing, advertising, producing information and entertainment media, data processing, networking of data processing and communication systems, or providing consumer interconnection to computer communication networks. In addition, such companies may be engaged in the development, manufacture, sale, or servicing of information age products, such as computer hardware, software and networking equipment, mobile telephony devices, telecommunications network switches and equipment, television and radio broadcasting and receiving equipment, or news and information media of all types. The Portfolio may invest in securities of both established and emerging companies operating in developed and emerging economies. The securities may be denominated in foreign currencies.

Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities of information age companies. Securities eligible for purchase include common and preferred stocks; equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; special classes of shares available only to foreign investors in markets that restrict ownership by foreign investors to certain classes of equity securities; convertible preferred stocks; and other convertible instruments. Convertible debt instruments generally will be rated below investment grade (i.e., rated lower than Baa by Moody's Investors Service, Inc. or lower than BBB by Standard & Poor's Ratings Group) or, if unrated, determined by an Adviser to be of equivalent quality. Convertible debt securities so rated are commonly called "junk bonds" and have risks similar to equity securities; they are speculative and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Such debt securities will not exceed 20% of total assets. For temporary defensive purposes, the Portfolio may invest without limit in debt securities of foreign and United States companies, foreign governments and the U.S. Government, and their respective agencies, instrumentalities, political subdivisions and authorities, as well as in high quality money market instruments.


An investment in the Fund entails the risk that the principal value of Fund shares may not increase or may decline. The Portfolio's investments are subject to the risk of adverse developments affecting particular companies or industries and securities markets generally. In addition, many information age companies are subject to substantial governmental regulations that can affect their prospects. The enforcement of patent, trademark and other intellectual property laws will affect the value of many of such companies. The securities of smaller, less-seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. The Portfolio may invest up to 15% of its net assets in illiquid securities (which excludes securities eligible for resale under Rule 144A of the Securities Act of 1933). In addition, the Portfolio may temporarily borrow up to 5% of the value of its total assets to satisfy redemption requests or settle securities transactions.

INVESTING IN FOREIGN SECURITIES. Investing in securities issued by foreign companies and governments involves considerations and possible risks not typically associated with investing in securities issued by the U.S. Government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Because investment in foreign issuers will usually involve currencies of foreign countries, the value of the assets of the Portfolio as measured in U.S. dollars may be adversely affected by changes in foreign currency exchange rates. Such rates may fluctuate significantly over short periods of time causing the Portfolio's net asset value to fluctuate as well. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions, custody fees and other costs of investing are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign issuers could be adversely affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations. In addition to investing in foreign companies of countries which represent established and developed economies, the Portfolio may also invest its assets in the emerging economies of lesser developed countries such as China and India, and countries located in Latin America and Eastern Europe. Consistent with its investment objective, the Portfolio is not limited in the percentage of assets it may invest in such securities. The relative risk and cost of investing in the securities of companies in such emerging economies may be higher than an investment in securities of companies in more developed countries. As of the date of this Prospectus, the Advisers initially expect to invest 50% of the Portfolio's assets in foreign securities.

DERIVATIVE INSTRUMENTS. The Portfolio may purchase or sell derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) to enhance return (which may be speculative), to hedge against fluctuations in securities prices, interest rates or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. The Portfolio's transactions in derivative instruments may be in the U.S. or abroad and may include the purchase or sale of futures contracts on securities, securities indices, other indices, other financial instruments or currencies; options on futures contracts; exchange-traded and over-the-counter options on securities, indices or currencies; and forward foreign currency exchange contracts. The Portfolio's transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, the other financial instruments' prices or currency exchange rates, the inability to close out a position or default by the counterparty. The loss on derivative instruments (other than purchased options) may exceed the Portfolio's initial investment in these instruments. In addition, the Portfolio may lose the entire premium paid for purchased options that expire before they can be profitably exercised by the Portfolio. The Portfolio incurs transaction costs in opening and closing positions in derivative instruments. There can be no assurance that an Adviser's use of derivative instruments will be advantageous to the Portfolio.


To the extent that the Portfolio enters into futures contracts, options on futures contracts and options on foreign currencies traded on an exchange regulated by the Commodity Futures Trading Commission ("CFTC"), in each case that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the liquidation value of the Portfolio's investments, after taking into account unrealized profits and unrealized losses on any contracts the Portfolio has entered into. There is no current intention to use derivative instruments for non-hedging purposes.

Forward contracts are individually negotiated and privately traded by currency traders and their customers. A forward contract involves an obligation to purchase or sell a specific currency (or basket of currencies) for an agreed price at a future date, which may be any fixed number of days from the date of the contract. The Portfolio may engage in cross-hedging by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if an Adviser determines that there is an established historical pattern or correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies the Portfolio's exposure to foreign currency exchange rate fluctuations. The Portfolio may also use forward contracts to shift its exposure to foreign currency exchange rate changes from one currency to another.

CURRENCY SWAPS. The Portfolio may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified currencies. Since currency swaps are individually negotiated, the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If Lloyd George is incorrect in its forecasts of market values and currency exchange rates, the Portfolio's performance will be adversely affected.


REPURCHASE AGREEMENTS. The Portfolio may enter into repurchase agreements with respect to its permitted investments, but currently intends to do so only with member banks of the Federal Reserve System or with primary dealers in U.S. Government securities. In the event of the bankruptcy of the other party to a repurchase agreement, the Portfolio might experience delays in recovering its cash. To the extent that, in the meantime, the value of the securities the Portfolio purchased may have decreased, the Portfolio could experience a loss. The Portfolio does not expect to invest more than 5% of its total assets in repurchase agreements under normal circumstances.


OTHER INVESTMENT COMPANIES. The Portfolio reserves the right to invest up to 10% of its total assets in the securities of other investment companies unaffiliated with an Adviser that have the characteristics of closed-end investment companies. The Portfolio will indirectly bear its proportionate share of any management fees paid by investment companies in which it invests in addition to the advisory fee paid by the Portfolio. The value of closed-end investment company securities, which are usually traded on an exchange, is affected by demand for the securities themselves, independent of the demand for the underlying portfolio assets, and, accordingly, such securities can trade at a discount from their net asset values.

CERTAIN INVESTMENT POLICIES. The Fund and the Portfolio have adopted certain fundamental investment restrictions and policies which are enumerated in detail in the Statement of Additional Information and which may not be changed unless authorized by a shareholder vote and an investor vote. Investment restrictions are considered at the time of acquisition of assets; the sale of portfolio assets is not required in the event of a subsequent change in circumstances. As a matter of fundamental policy the Portfolio will not invest 25% or more of its total assets in the securities, other than U.S. Government securities, of issuers in any one industry. However, the Portfolio is permitted to invest 25% or more of its total assets in (i) the securities of issuers located in any one country and (ii) securities denominated in the currency of any one country.

Except for the fundamental investment restrictions and policies specifically identified above and enumerated in the Statement of Additional Information, the investment objective and policies of the Fund and the Portfolio are not fundamental policies and accordingly may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. If any changes were made, the Fund might have investment objectives different from the objectives which an investor considered appropriate at the time the investor became a shareholder in the Fund. Please refer to the Statement of Additional Information for further information regarding the investment policies and risks of the Fund and Portfolio.

ORGANIZATION OF THE FUND AND THE PORTFOLIO


------------------------------------------------------------------------------
The Fund is a diversified series of Eaton Vance Growth Trust, a business trust established under Massachusetts law pursuant to a Declaration of Trust dated May 25, 1989, as amended. The Trustees of the Trust are responsible for the overall management and supervision of its affairs. The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series. Each share represents an equal proportionate beneficial interest in the Fund. When issued and outstanding, the shares are fully paid and nonassessable by the Trust and redeemable as described under "How to Redeem Fund Shares." Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

THE PORTFOLIO IS ORGANIZED AS A TRUST UNDER THE LAWS OF THE STATE OF NEW YORK AND INTENDS TO BE TREATED AS A PARTNERSHIP FOR FEDERAL TAX PURPOSES. The Portfolio, as well as the Trust, intends to comply with all applicable federal and state securities laws. The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

SPECIAL INFORMATION ON THE FUND/PORTFOLIO INVESTMENT STRUCTURE. An investor in the Fund should be aware that the Fund, unlike mutual funds which directly acquire and manage their own portfolios of securities, seeks to achieve its investment objective by investing its assets in an interest in the Portfolio, which is a separate investment company with an identical investment objective (although the Fund may temporarily hold a de minimis amount of cash). Therefore, the Fund's interest in securities owned by the Portfolio is indirect. In addition to selling an interest to the Fund, the Portfolio may sell interests to other affiliated and non-affiliated mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund due to variations in sales commissions and other operating expenses. Therefore, investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the various funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures, including funds that have multiple classes of shares. For information regarding the investment objective, policies and restrictions of the Portfolio, see "Investment Policies and Risks." Further information regarding the investment practices of the Portfolio may be found in the Statement of Additional Information.


The Trustees of the Trust have considered the advantages and disadvantages of investing the assets of the Fund in the Portfolio, as well as the advantages and disadvantages of the two-tier format. The Trustees believe that the structure offers opportunities for substantial growth in the assets of the Portfolio, and affords the potential for economies of scale for the Fund, at least when the assets of the Portfolio exceed $500 million.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. The investment objective and the nonfundamental investment policies of the Fund and the Portfolio may be changed by the Trustees of the Trust and the Portfolio without obtaining the approval of the shareholders of the Fund or the investors in the Portfolio, as the case may be. Any such change of the investment objective will be preceded by thirty days' advance written notice to the shareholders of the Fund or the investors in the Portfolio, as the case may be. If a shareholder redeems shares because of a change in the nonfundamental objective or policies of the Fund, those shares may be subject to a contingent deferred sales charge, as described in "How to Redeem Fund Shares." In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, such Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets from the Portfolio.


Information regarding other pooled investment entities or funds which invest in the Portfolio may be obtained by contacting Eaton Vance Distributors, Inc. (the "Principal Underwriter" or "EVD"), 24 Federal Street, Boston, MA 02110 (617) 482-8260. Smaller investors in the Portfolio may be adversely affected by the actions of larger investors in the Portfolio. For example, if a large investor withdraws from the Portfolio, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk, and experience decreasing economies of scale. However, this possibility exists as well for historically structured funds which have large or institutional investors.

Until 1992, the Manager sponsored and advised historically structured funds. Funds which invest all their assets in interests in a separate investment company are a relatively new development in the mutual fund industry and, therefore, the Fund may be subject to additional regulations than historically structured funds.


The Declaration of Trust of the Portfolio provides that the Portfolio will terminate 120 days after the complete withdrawal of the Fund or any other investor in the Portfolio, unless either the remaining investors, by unanimous vote at a meeting of such investors, or a majority of the Trustees of the Portfolio, by written instrument consented to by all investors, agree to continue the business of the Portfolio. This provision is consistent with treatment of the Portfolio as a partnership for federal income tax purposes. See "Distributions and Taxes" for further information. Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Trustees of the Trust, including a majority of the noninterested Trustees, have approved written procedures designed to identify and address any potential conflicts of interest arising from the fact that most of the Trustees of the Trust and the Trustees of the Portfolio are the same. Such procedures require each Board to take action to resolve any conflict of interest between the Fund and the Portfolio, and it is possible that the creation of separate Boards may be considered. For further information concerning the Trustees and officers of the Trust and the Portfolio, see "Trustees and Officers" in the Statement of Additional Information.

MANAGEMENT OF THE FUND AND THE PORTFOLIO


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EATON VANCE MANAGEMENT ("EATON VANCE") ACTS AS THE SPONSOR AND MANAGER OF THE
FUND AND AS THE ADMINISTRATOR OF THE PORTFOLIO. THE PORTFOLIO HAS ENGAGED BOSTON MANAGEMENT AND RESEARCH ("BMR"), A WHOLLY-OWNED SUBSIDIARY OF EATON VANCE, AND LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED ("LLOYD GEORGE") (COLLECTIVELY, THE "ADVISERS") AS ITS INVESTMENT ADVISERS. The Portfolio's non-U.S. assets are managed by Robert J. D. Lloyd George, Chairman and Chief Executive Officer of Lloyd George, and the Portfolio's U.S. assets are managed by Duncan W. Richardson, Vice President of Eaton Vance and BMR.

Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. BMR or Eaton Vance acts as investment adviser to investment companies and various individual and institutional clients with assets under management of over $16 billion. Duncan W. Richardson has acted as a portfolio manager of the Portfolio since it commenced operations. He has been a Vice President of Eaton Vance since 1990 and of BMR since 1992, and an employee of Eaton Vance since 1987.

Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company. Eaton Vance Corp., through its subsidiaries and affiliates, engages primarily in investment management, administration and marketing activities. Eaton Vance Corp. owns 24% of the Class A Shares issued by Lloyd George Management (B.V.I.) Limited ("LGM"), the parent of Lloyd George.

Lloyd George, which maintains offices in Hong Kong, London, England and Bombay, India, is a corporation formed on October 29, 1991 under the laws of Bermuda. Lloyd George is registered as an investment adviser with the U.S. Securities and Exchange Commission (the "Commission"). Lloyd George is a subsidiary of LGM. LGM and its subsidiaries act as investment adviser to various individual and institutional clients with total assets under management of more than $1 billion. Robert J. D. Lloyd George has acted as a portfolio manager of the Portfolio since it commenced operations. He is the Chairman and Chief Executive Officer of LGM and Lloyd George. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services, Ltd. (1984-1991).

Acting under the general supervision of the Board of Trustees of the Portfolio, the Advisers manage the investment of the Portfolio's assets. The Advisers also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio. Under the investment advisory agreement with the Portfolio, the Advisers receive a monthly advisory fee, to be divided equally between them, of
 .0625% (equivalent to .75% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. As at February 29, 1996, the Portfolio had net assets of $30,177,617. For the period from the start of business, September 18, 1995, to February 29, 1996, the Portfolio paid the Advisers advisory fees equivalent to 0.68% (annualized) of the Portfolio's average daily net assets for such period, which amount was divided equally between them.


The Advisers place the portfolio securities transactions of the Portfolio with many broker-dealer firms and use their best efforts to obtain execution of such transactions at prices which are advantageous to the Portfolio and at reasonably competitive commission rates. Subject to the foregoing, an Adviser may consider sales of shares of the Fund or of other investment companies sponsored by BMR or Eaton Vance as a factor in the selection of firms to execute portfolio transactions.

Acting under the general supervision of the Board of Trustees of the Trust and the Portfolio, Eaton Vance manages and administers the business affairs of the Fund and the Portfolio. Eaton Vance's services include monitoring and providing reports to the Trustees of the Trust and the Portfolio concerning the investment performance achieved by the Advisers for the Portfolio, recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the transfer agent of the Fund and the custodian of the Portfolio, providing assistance in connection with Trustees' and shareholders' meetings and other management and administrative services necessary to conduct the business of the Fund and the Portfolio. Eaton Vance also furnishes for the use of the Fund and the Portfolio office space and all necessary office facilities, equipment and personnel for managing and administering the business affairs of the Fund and the Portfolio. Eaton Vance does not provide any investment management or advisory services to the Portfolio or the Fund.


Under its management contract with the Fund, Eaton Vance receives a monthly management fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Fund up to $500 million, which fee declines at intervals above $500 million. As of February 29, 1996, the Fund had net assets of $9,856,649. For the period from the Fund's start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned management fees equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period. In addition, under its administration agreement with the Portfolio, Eaton Vance receives a monthly administration fee in the amount of 1/48 of 1% (equal to .25% annually) of the average daily net assets of the Portfolio up to $500 million, which fee declines at intervals above $500 million. For the period from the Portfolio's start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned administration fees equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period. The combined investment advisory, management and administration fees payable by the Fund and the Portfolio are higher than similar fees charged by most other investment companies.


The Fund and the Portfolio, as the case may be, will each be responsible for all respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or an Adviser; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.

DISTRIBUTION PLAN


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IN ADDITION TO MANAGEMENT FEES AND OTHER EXPENSES, THE FUND PAYS FOR CERTAIN
EXPENSES PURSUANT TO A DISTRIBUTION PLAN (THE "PLAN") DESIGNED TO MEET THE REQUIREMENTS OF RULE 12B-1 UNDER THE 1940 ACT. The Plan provides that the Fund will pay a monthly distribution fee to the Principal Underwriter in an amount equal to the aggregate of (a) .50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Aggregate payments to the Principal Underwriter under the Plan are limited to those permissible pursuant to a rule of the National Association of Securities Dealers, Inc. For the period from the start of business, September 18, 1995, to February 29, 1996, the Fund paid distribution fees under the Plan to the Principal Underwriter representing 0.13% of the Fund's average daily net assets.

The Plan also provides that the Fund will pay a quarterly service fee to the Principal Underwriter in an amount equal on an annual basis to .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year; from such service fee the Principal Underwriter expects to pay a quarterly service fee to a financial services firm (an "Authorized Firm"), as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by Authorized Firms which have remained outstanding for more than one year. The Trustees of the Trust have implemented this provision of the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter not to exceed on an annual basis .25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Service fee payments by the Principal Underwriter to Authorized Firms will be in addition to sales charges on Fund shares which are reallowed to Authorized Firms. To the extent that the entire amount of such service fee payments are not paid to Authorized Firms, the balance will serve as compensation for personal and account maintenance services furnished by the Principal Underwriter. The Principal Underwriter may realize a profit from these arrangements. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. The Fund expects to begin making service fee payments during the quarter ending September 30, 1996.


VALUING FUND SHARES


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THE FUND VALUES ITS SHARES ONCE ON EACH DAY THE NEW YORK STOCK EXCHANGE (THE
"EXCHANGE") IS OPEN FOR TRADING, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT Fund Services (Canada) Inc. (as agent for the Fund) in the manner authorized by the Trustees of the Trust. IBT Fund Services (Canada), Inc. is a subsidiary of Investors Bank & Trust ("IBT"), the Fund's and the Portfolio's custodian. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of Fund shares outstanding. Because the Fund invests its assets in an interest in the Portfolio, the Fund's net asset value will reflect the value of its interest in the Portfolio (which, in turn, reflects the underlying value of the Portfolio's assets and liabilities).


Authorized Firms must communicate an investor's order to the Principal Underwriter prior to the close of the Principal Underwriter's business day to receive that day's net asset value per share and the public offering price based thereon. It is the Authorized Firms' responsibility to transmit orders promptly to the Principal Underwriter, which is a wholly-owned subsidiary of Eaton Vance.

The Portfolio's net asset value is also determined as of the close of regular trading on the Exchange by IBT Fund Services (Canada) Inc. (as agent for the Portfolio) based on market or fair value in the manner authorized by the Trustees of the Portfolio, with special provisions for valuing debt obligations, short-term investments, foreign securities, direct investments, hedging instruments and assets not having readily available market quotations, if any. Net asset value is computed by subtracting the liabilities of the Portfolio from the value of its total assets. For further information regarding the valuation of the Portfolio's assets, see "Determination of Net Asset Value" in the Statement of Additional Information.

  SHAREHOLDERS MAY DETERMINE THE VALUE OF THEIR INVESTMENT BY MULTIPLYING THE NUMBER OF FUND SHARES OWNED BY THE CURRENT NET ASSET VALUE PER SHARE.

HOW TO BUY FUND SHARES


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SHARES OF THE FUND MAY BE PURCHASED FOR CASH OR MAY BE ACQUIRED IN EXCHANGE FOR
SECURITIES. Investors may purchase shares of the Fund through Authorized Firms at the effective public offering price, which price is based on the effective net asset value per share plus the applicable sales charge. The Fund receives the net asset value, while the sales charge is divided between the Authorized Firm and the Principal Underwriter. The Principal Underwriter will furnish the names of Authorized Firms to an investor upon request. An Authorized Firm may charge its customers a fee in connection with transactions executed by that Firm. The Fund may suspend the offering of shares at any time and may refuse an order for the purchase of shares.

The sales charge may vary depending on the size of the purchase and the number of shares of Eaton Vance funds the investor may already own, any arrangement to purchase additional shares during a 13-month period or special purchase programs. Complete details of how investors may purchase shares at reduced sales charges under a Statement of Intention, Right of Accumulation, or various employee benefit plans are available from Authorized Firms or the Principal Underwriter.


The current sales charges and dealer commissions are:

                          SALES CHARGE       SALES CHARGE     DEALER COMMISSION
                        AS PERCENTAGE OF   AS PERCENTAGE OF    AS PERCENTAGE OF
AMOUNT OF PURCHASE       AMOUNT INVESTED    OFFERING PRICE      OFFERING PRICE
------------------      ----------------   ----------------     ----------------

Less than $100,000 ..              4.99%              4.75%              4.00%
$100,000 but less
  than $250,000 .....              3.90               3.75               3.15
$250,000 but less
  than $500,000 .....              2.83               2.75               2.30
$500,000 but less
  than $1,000,000 ...              2.04               2.00               1.70
$1,000,000 or more ..              0.00*              0.00*              0.50


 *No sales charge is payable at the time of purchase on investments of $1 million or more. A contingent deferred sales charge ("CDSC") of 0.50% will be imposed on such investments (as described below) in the event of certain redemptions within 12 months of purchase. Such purchases made before November 9, 1995 will be subject to a CDSC of 1% in the event of certain redemptions within 18 months of purchase.

The Principal Underwriter may at times allow discounts up to the full sales charge. During periods when the discount includes the full sales charge, Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933. The Principal Underwriter may, from time to time, at its own expense, provide additional incentives to Authorized Firms which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the Principal Underwriter. In some instances, such additional incentives may be offered only to certain Authorized Firms whose representatives sell or are expected to sell significant amounts of shares. In addition, the Principal Underwriter may from time to time increase or decrease the dealer commissions paid to Authorized Firms.

An initial investment in the Fund must be at least $1,000. Once an account has been established the investor may send investments of $50 or more at any time directly to the Fund's transfer agent (the "Transfer Agent") as follows: First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The $1,000 minimum initial investment is waived for Bank Automated Investing accounts, which may be established with an investment of $50 or more. See "Eaton Vance Shareholder Services."

Shares of the Fund may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds, including the Portfolio; to officers and employees and clients of Eaton Vance and its affiliates; to registered representatives and employees of Authorized Firms; to bank employees who refer customers to registered representatives of Authorized Firms; and to such persons' spouses and children under the age of 21 and their beneficial accounts. Shares may also be issued at net asset value (1) in connection with the merger of an investment company with the Fund, (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with Eaton Vance provides multiple investment services, such as management, brokerage and custody, (3) where the amount invested represents redemption proceeds from a mutual fund unaffiliated with Eaton Vance, if the redemption occurred no more than 60 days prior to the purchase of Fund shares and the redeemed shares were subject to a sales charge, and (4) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code of 1986, as amended (the "Code"), and "rabbi trusts."

No initial sales charge and no contingent deferred sales charge will be payable or imposed with respect to shares of the Fund purchased by retirement plans qualified under Section 401, 403(b) or 457 of the Code ("Eligible Plans"). In order to purchase shares without a sales charge, the plan sponsor of an Eligible Plan must notify the Transfer Agent of the Fund of its status as an Eligible Plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the Principal Underwriter. The Principal Underwriter may pay commissions to Authorized Firms who initiate and are responsible for purchases of shares of the Fund by Eligible Plans of up to 1.00% of the amount invested in such shares.

ACQUIRING FUND SHARES IN EXCHANGE FOR SECURITIES. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as Manager, in exchange for Fund shares at the applicable public offering price as shown above. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price per Fund share on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities, but does not guarantee the best price available. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities.


Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an Authorized Firm, together with a completed and signed Letter of Transmittal in approved form (available from Authorized Firms), as follows:

    IN THE CASE OF BOOK ENTRY:

    Deliver through Depository Trust Co.
    Broker #2212
    Investors Bank & Trust Company
    For A/C EV Traditional Information Age Fund

    IN THE CASE OF PHYSICAL DELIVERY:

    Investors Bank & Trust Company
    Attention: EV Traditional Information Age Fund
    Physical Securities Processing Settlement Area
    89 South Street
    Boston, MA 02111


Investors who are contemplating an exchange of securities for shares of the Fund, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for Fund shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities for Fund shares.

STATEMENT OF INTENTION AND ESCROW AGREEMENT. If the investor, on an application, makes a Statement of Intention to invest a specified amount over a thirteen-month period, then out of the initial purchase (or subsequent purchases if necessary) 5% of the dollar amount specified on the application shall be held in escrow by the escrow agent in the form of shares (computed to the nearest full share at the public offering price applicable to the initial purchase hereunder) registered in the investor's name. All income dividends and capital gains distributions on escrowed shares will be paid to the investor or to the investor's order. When the minimum investment so specified is completed, the escrowed shares will be delivered to the investor. If the investor has an accumulation account the shares will remain on deposit under the investor's account.

If total purchases under this Statement of Intention are less than the amount specified, the investor will promptly remit to the Principal Underwriter any difference between the sales charge on the amount specified and on the amount actually purchased. If the investor does not within 20 days after written request by the Principal Underwriter or the Authorized Firm pay such difference in sales charge, the escrow agent will redeem an appropriate number of the escrowed shares in order to realize such difference. Full shares remaining after any such redemption together with any excess cash proceeds of the shares so redeemed will be delivered to the investor or to the investor's order by the escrow agent.

If total purchases made under this Statement are large enough to qualify for a lower sales charge than that applicable to the amount specified, all transactions will be computed at the expiration date of this Statement to give effect to the lower charge. Any difference in sales charge will be refunded to the investor in cash, or applied to the purchase of additional shares at the lower charge if specified by the investor. This refund will be made by the Authorized Firm and by the Principal Underwriter. If at the time of the recomputation a firm other than the original firm is placing the orders, the adjustment will be made only on those shares purchased through the firm then handling the investor's account.


  IF YOU DON'T HAVE AN AUTHORIZED FIRM, EATON VANCE CAN RECOMMEND ONE.

HOW TO REDEEM FUND SHARES


--------------------------------------------------------------------------------
A SHAREHOLDER MAY REDEEM FUND SHARES BY DELIVERING TO FIRST DATA INVESTOR SERVICES GROUP, BOS725, P.O. BOX 1559, BOSTON, MA 02104, during its business hours a written request for redemption in good order, plus any share certificates with executed stock powers. The redemption price will be based on the net asset value per Fund share next computed after such delivery. Good order means that all relevant documents must be endorsed by the record owner (s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the New York Stock Exchange's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require the furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

Within seven days after receipt of a redemption request in good order by First Data Investor Services Group, the Fund will make payment in cash for the net asset value of the shares as of the date determined above and reduced by the amount of any federal income tax required to be withheld. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust, subject to compliance with applicable regulations, has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities withdrawn by the Fund from the Portfolio. The securities so distributed would be valued pursuant to the Portfolio's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash.


To sell shares at their net asset value through an Authorized Firm (a repurchase), a shareholder can place a repurchase order with the Authorized Firm, which may charge a fee. The value of such shares is based upon the net asset value calculated after EVD, as the Fund's agent, receives the order. It is the Authorized Firm's responsibility to transmit promptly repurchase orders to EVD. Throughout this Prospectus, the word "redemption" is generally meant to include a repurchase.

If shares were recently purchased, the proceeds of a redemption (or repurchase) will not be sent until the check (including a certified or cashier's check) received for the shares purchased has cleared. Payment for shares tendered for redemption may be delayed up to 15 days from the purchase date when the purchase check has not yet cleared. Redemptions or repurchases may result in a taxable gain or loss.


Due to the high cost of maintaining small accounts, the Fund reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares.

If shares have been purchased at net asset value with no initial sale charge by virtue of the purchase having been in the amount of $1 million or more and are redeemed within 12 months of purchase, a CDSC of 0.50% will be imposed on such redemption. (Such purchases made before November 9, 1995 will be subject to a CDSC of 1% in the event of certain redemptions made within 18 months of purchases.) The CDSC will be retained by the Principal Underwriter. The CDSC will be imposed on an amount equal to the lesser of the current market value or the original purchase price of the shares redeemed. Accordingly, no CDSC will be imposed on increases in account value above the initial purchase price, including any distributions that have been reinvested in additional shares. In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate being charged. It will be assumed that redemptions are made first from any shares in the shareholder's account that are not subject to a CDSC.

The CDSC is waived for redemptions involving certain liquidation, merger or acquisition transactions involving other investment companies. If a shareholder reinvests redemption proceeds within a 60-day period and in accordance with the conditions set forth under "Eaton Vance Shareholder Services -- Reinvestment Privilege," the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares.

REPORTS TO SHAREHOLDERS

--------------------------------------------------------------------------------
THE FUND WILL ISSUE TO ITS SHAREHOLDERS SEMI-ANNUAL AND ANNUAL REPORTS CONTAINING FINANCIAL STATEMENTS. Financial statements included in annual reports are audited by the Fund's independent certified public accountants. Shortly after the end of each calendar year, the Fund will furnish all shareholders with information necessary for preparing federal and state tax returns. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.


THE LIFETIME INVESTING ACCOUNT/DISTRIBUTION OPTIONS


------------------------------------------------------------------------------
AFTER AN INVESTOR MAKES AN INITIAL PURCHASE OF FUND SHARES, THE FUND'S TRANSFER AGENT, FIRST DATA INVESTOR SERVICES GROUP, WILL SET UP A LIFETIME INVESTING ACCOUNT FOR THE INVESTOR ON THE FUND'S RECORDS. This account is a complete record of all transactions between the investor and the Fund which at all times shows the balance of shares owned. The Fund will not issue share certificates except upon request.

Each time a transaction takes place in a shareholder's account, the shareholder will receive a statement showing complete details of the transaction and the current balance in the account. (Under certain investment plans, statements may be sent only quarterly.) THE LIFETIME INVESTING ACCOUNT PERMITS A SHAREHOLDER TO MAKE ADDITIONAL INVESTMENTS IN SHARES BY SENDING A CHECK FOR $50 OR MORE to First Data Investor Services Group.

Any questions concerning a shareholder's account or services available may be directed by telephone to EATON VANCE SHAREHOLDER SERVICES at 800-225-6265, extension 2, or in writing to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 (please provide the name of the shareholder, the Fund and the account number).

THE FOLLOWING DISTRIBUTION OPTIONS WILL BE AVAILABLE TO ALL LIFETIME INVESTING ACCOUNTS and may be changed as often as desired by written notice to the Fund's dividend disbursing agent, First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104. The currently effective option will appear on each confirmation statement.


Share Option -- Dividends and capital gains will be reinvested in additional shares.

Income Option -- Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

Cash Option -- Dividends and capital gains will be paid in cash.

The Share Option will be assigned if no other option is specified. Distributions, including those reinvested, will be reduced by any withholding required under federal income tax laws.

If the Income Option or Cash Option has been selected, dividend and/or capital gains distribution checks which are returned by the United States Postal Service as not deliverable or which remain uncashed for six months or more will be reinvested in the account in shares at the then current net asset value. Furthermore, the distribution option on the account will be automatically changed to the Share Option until such time as the shareholder selects a different option.

DISTRIBUTION INVESTMENT OPTION. In addition to the distribution options set forth above, dividends and/or capital gains may be invested in additional shares of another Eaton Vance fund. Before selecting this option, a shareholder should obtain a prospectus of the other Eaton Vance fund and consider its objectives and policies carefully.

"STREET NAME" ACCOUNTS. If shares of the Fund are held in a "street name" account with an Authorized Firm, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the Authorized Firm, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the Authorized Firm to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account, or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Firm. Before establishing a "street name" account with an investment firm, or transferring the account to another investment firm, an investor wishing to reinvest distributions should determine whether the firm which will hold the shares allows reinvestment of distributions in "street name" accounts.

THE EATON VANCE EXCHANGE PRIVILEGE


--------------------------------------------------------------------------------
Shares of the Fund currently may be exchanged for shares of any of the following funds: Eaton Vance Cash Management Fund, Eaton Vance Income Fund of Boston, Eaton Vance Municipal Bond Fund L.P., Eaton Vance Tax Free Reserves and any fund in the Eaton Vance Traditional Group of Funds, on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase of shares subject to an initial sales charge, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the shares being acquired). Such exchange offers are available only in states where shares of the fund being acquired may be legally sold.


Each exchange must involve shares which have a net asset value of at least $1,000. The exchange privilege may be changed or discontinued without penalty. Shareholders will be given sixty (60) days' notice prior to any termination or material amendment of the exchange privilege. The Fund does not permit the exchange privilege to be used for "Market Timing" and may terminate the exchange privilege for any shareholder account engaged in Market Timing activity. Any shareholder account for which more than two round-trip exchanges are made within any twelve month period will be deemed to be engaged in Market Timing. Furthermore, a group of unrelated accounts for which exchanges are entered contemporaneously by a financial intermediary will be considered to be engaged in Market Timing.

Shares of the Fund which are subject to a CDSC may be exchanged into any of the above funds without incurring the CDSC. The shares acquired in an exchange may be subject to a CDSC upon redemption. For purposes of computing the CDSC payable upon the redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in the exchange.


First Data Investor Services Group makes exchanges at the next determined net asset value after receiving an exchange request in good order (see "How to Redeem Fund Shares"). Consult First Data Investor Services Group for additional information concerning the exchange privilege. Applications and prospectuses of other funds are available from Authorized Firms or the Principal Underwriter. The prospectus for each fund describes its investment objectives and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange.


Shares of certain other funds for which Eaton Vance acts as investment adviser or administrator may be exchanged for Fund shares on the basis of the net asset value per share of each fund at the time of the exchange (plus, in the case of an exchange made within six months of the date of purchase, an amount equal to the difference, if any, between the sales charge previously paid on the shares being exchanged and the sales charge payable on the Fund shares being acquired). Any such exchange is subject to any restrictions or qualifications set forth in the current prospectus of any such fund.


Telephone exchanges are accepted by First Data Investor Services Group provided that the investor has not disclaimed in writing the use of the privilege. To effect such exchanges, call First Data Investor Services Group at 800-262-1122 or, within Massachusetts, 617-573-9403, Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern Standard Time). Shares acquired by telephone exchange must be registered in the same name(s) and with the same address as the shares being exchanged. Neither the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. An exchange may result in a taxable gain or loss.


EATON VANCE SHAREHOLDER SERVICES

------------------------------------------------------------------------------
THE FUND OFFERS THE FOLLOWING SERVICES, WHICH ARE VOLUNTARY, INVOLVE NO EXTRA CHARGE, AND MAY BE CHANGED OR DISCONTINUED WITHOUT PENALTY AT ANY TIME. Full information on each of the services described below and an application, where required, are available from Authorized Firms or the Principal Underwriter. The cost of administering such services for the benefit of shareholders who participate in them is borne by the Fund as an expense to all shareholders.


INVEST-BY-MAIL -- FOR PERIODIC SHARE ACCUMULATION: Once the $1,000 minimum investment has been made, checks of $50 or more payable to the order of EV Traditional Information Age Fund may be mailed directly to First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104 at any time -- whether or not distributions are reinvested. The name of the shareholder, the Fund and the account number should accompany each investment.


BANK AUTOMATED INVESTING -- FOR REGULAR SHARE ACCUMULATION: Cash investments of $50 or more may be made automatically each month or quarter from the shareholder's bank account. The $1,000 minimum initial investment and small account redemption policy are waived for these accounts.


STATEMENT OF INTENTION: Purchases of $100,000 or more made over a 13-month period are eligible for reduced sales charges. See "How to Buy Fund Shares -- Statement of Intention and Escrow Agreement."


RIGHT OF ACCUMULATION: Purchases may qualify for reduced sales charges when the current market value of holdings (shares at current offering price) plus new purchases reaches $100,000 or more. Shares of the Eaton Vance funds mentioned under "The Eaton Vance Exchange Privilege" may be combined under the Statement of Intention and Right of Accumulation.

WITHDRAWAL PLAN: A shareholder may draw on shareholdings systematically with monthly or quarterly checks in an amount specified by the shareholder. A minimum deposit of $5,000 in shares is required. The maintenance of a withdrawal plan concurrently with purchases of additional shares would be disadvantageous because of the sales charge included in such purchases.


REINVESTMENT PRIVILEGE: A SHAREHOLDER WHO HAS REPURCHASED OR REDEEMED SHARES MAY REINVEST ANY PORTION OR ALL OF THE REPURCHASE OR REDEMPTION PROCEEDS (PLUS THAT AMOUNT NECESSARY TO ACQUIRE A FRACTIONAL SHARE TO ROUND OFF THE PURCHASE TO THE NEAREST FULL SHARE) IN SHARES OF THE FUND, or, provided that the shares repurchased or redeemed have been held for at least 60 days, in shares of any of the other funds offered by the Principal Underwriter subject to an initial sales charge, provided that the reinvestment is effected within 60 days after such repurchase or redemption, and the privilege has not been used more than once in the prior 12 months. Shares are sold to a reinvesting shareholder at the net asset value next determined following timely receipt of a written purchase order by the Principal Underwriter or by the fund the shares of which are to be purchased (or by such fund's transfer agent). The privilege is also available to shareholders of the Funds listed under "The Eaton Vance Exchange Privilege" who wish to reinvest such redemption or repurchase proceeds in shares of the Fund. If a shareholder reinvests redemption proceeds within the 60-day period, the shareholder's account will be credited with the amount of any CDSC paid on such redeemed shares. To the extent that any shares of the Fund are sold at a loss and the proceeds are reinvested in shares of the Fund (or other shares of the Fund are acquired within the period beginning 30 days before and ending 30 days after the date of the redemption), some or all of the loss generally will not be allowed as a tax deduction. Shareholders should consult their tax advisers concerning the tax consequences of reinvestments.


TAX-SHELTERED RETIREMENT PLANS: Shares of the Fund are available for purchase in connection with the following tax-sheltered retirement plans:

--Pension and Profit Sharing Plans for self-employed individuals, corporations and nonprofit organizations;

--Individual Retirement Account Plans for individuals and their non-employed spouses; and

--403(b) Retirement Plans for employees of public school systems, hospitals, colleges and other nonprofit organizations meeting certain requirements of the Internal Revenue Code of 1986, as amended (the "Code").


Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the Principal Underwriter. This information should be read carefully and consultation with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Under all plans, dividends and distributions will be automatically reinvested in additional shares.


DISTRIBUTIONS AND TAXES


--------------------------------------------------------------------------------
DISTRIBUTIONS. The Fund's present policy is to make (A) at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and (B) at least one distribution annually of all or substantially all of the net realized capital gains (if any) allocated to the Fund by the Portfolio (reduced by any available capital loss carryforwards from prior years). Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the net asset value per share as of the close of business on the record date.


The Fund's net investment income consists of the Fund's allocated share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles. The Portfolio's net investment income consists of all income accrued on the Portfolio's assets, less all actual and accrued expenses of the Portfolio determined in accordance with generally accepted accounting principles. The Fund's net realized capital gains, if any, consist of the net realized capital gains (if any) allocated to the Fund by the Portfolio for tax purposes, after taking into account any available capital loss carryovers.

TAXES. Distributions by the Fund which are derived from the Fund's allocated share of the Portfolio's net investment income, net short-term capital gains and certain foreign exchange gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares of the Fund. The Fund's distributions will generally not qualify for the dividends-received deduction for corporate shareholders.

Capital gains referred to in clause (B) above, if any, realized by the Portfolio and allocated to the Fund for the Fund's fiscal year, which ends on August 31, will usually be distributed by the Fund prior to the end of December. Distributions by the Fund of long-term capital gains allocated to the Fund by the Portfolio are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares of the Fund and regardless of the length of time Fund shares have been owned by the shareholder.

If shares are purchased shortly before the record date of a distribution, the shareholder will pay the full price for the shares and then receive some portion of the price back as a taxable distribution. The amount, timing and character of the Fund's distributions to shareholders may be affected by special tax rules governing the Portfolio's activities in options, futures and forward foreign currency exchange transactions or certain other investments.

Certain distributions, if declared by the Fund in October, November or December and paid the following January, will be taxable to shareholders as if received on December 31 of the year in which they are declared.

Sales charges paid upon a purchase of shares of the Fund cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent shares of the Fund or of another fund are subsequently acquired pursuant to the Fund's reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

The Fund intends to qualify as a regulated investment company under the Code and to satisfy all requirements necessary to be relieved of federal taxes on income and gains it distributes to shareholders. In satisfying these requirements, the Fund will treat itself as owning its proportionate share of each of the Portfolio's assets and as entitled to the income of the Portfolio properly attributable to such share.

As a regulated investment company under the Code, the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. As a partnership under the Code, the Portfolio does not pay federal income or excise taxes.

Income realized by the Portfolio from certain investments and allocated to the Fund may be subject to foreign income taxes, and the Fund may make an election under Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of the Fund's allocated share of qualified taxes paid by the Portfolio to foreign countries. This election may be made only if more than 50% of the assets of the Fund, including its allocable share of the Portfolio's assets, at the close of a taxable year consists of securities in foreign corporations. The Fund will send a written notice of any such election (not later than 60 days after the close of its taxable year) to each shareholder indicating the amount to be treated as the proportionate share of such taxes. The availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations.

The Fund will provide its shareholders annually with tax information notices and Forms 1099 to assist in the preparation of their federal and state tax returns for the prior calendar year's distributions, proceeds from the redemption or exchange of Fund shares, and federal income tax (if any) withheld by the Fund's Transfer Agent.

PERFORMANCE INFORMATION


--------------------------------------------------------------------------------
FROM TIME TO TIME, THE FUND MAY ADVERTISE ITS AVERAGE ANNUAL TOTAL RETURN. The Fund's average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compounded rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The average annual total return calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and that all distributions are reinvested at net asset value on the reinvestment dates during the period. The Fund may also publish annual and cumulative total return figures from time to time. The Fund may use total return figures, together with comparisons with the Consumer Price Index, various domestic and foreign securities indices and performance studies prepared by independent organizations, in advertisements and in information furnished to present or prospective shareholders.

The Fund may also furnish total return calculations based on investments at various sales charge levels or at net asset value. Any performance data which is based on the Fund's net asset value per share would be reduced if a sales charge were taken into account. The Fund's performance may be compared in publications to the performance of various indices and investments for which reliable data is available, and to averages, performance rankings, or other information prepared by recognized mutual fund statistical services.


Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's total return for any prior period should not be considered a representation of what an investment may earn or what the Fund's total return may be in any future period. The Fund's investment results are based on many factors, including market conditions, the composition of the security holdings of the Portfolio and the operating expenses of the Fund and the Portfolio. Investment results also often reflect the risks associated with the particular investment objective and policies of the Fund and the Portfolio. Among others, these factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles. If the expenses related to the operation of the Fund or the Portfolio are allocated to Eaton Vance, the Fund's performance will be higher.

                                                                          [LOGO]

EV TRADITIONAL
INFORMATION
AGE FUND

[GRAPHIC WITH PHOTO OF BABY]

PROSPECTUS
APRIL 1, 1996

EV TRADITIONAL INFORMATION
AGE FUND
24 FEDERAL STREET
BOSTON, MA 02110

--------------------------------------------------------------------------------

SPONSOR AND MANAGER OF EV TRADITIONAL INFORMATION AGE FUND
ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

CO-ADVISERS OF INFORMATION AGE PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110 Lloyd George Investment Management (Bermuda) Limited
3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
  (800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109


                                                                           T-IAP

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION


                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        April 1, 1996



                       EV CLASSIC INFORMATION AGE FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Classic Information Age Fund (the "Fund"), Information Age Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). The Fund's Part II (the "Part II") provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II. This Statement of Additional Information is sometimes referred to herein as the "SAI".

                              TABLE OF CONTENTS
                                                                            Page
                                    PART I
Additional Information About Investment Policies ......................        1
Investment Restrictions ...............................................        5
Trustees and Officers ..................................................       7
Management of the Fund and the Portfolio ...............................      10
Custodian ..............................................................      13
Service for Withdrawal .................................................      13

Determination of Net Asset Value .......................................      14
Investment Performance .................................................      14
Taxes ..................................................................      15
Portfolio Security Transactions ........................................      17
Other Information ......................................................      19
Independent Accountants ................................................      20

                                   PART II
Fees and Expenses ......................................................     a-1
Principal Underwriter ..................................................     a-1
Distribution Plan ......................................................     a-2
Performance Information ................................................     a-4
Control Persons and Principal Holders of Securities ....................     a-4
Financial Statements ...................................................     a-5

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    PART B
        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION



                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        April 1, 1996

                       EV MARATHON INFORMATION AGE FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265

    This Statement of Additional Information consists of two parts. Part I provides information about EV Marathon Information Age Fund (the "Fund"), Information Age Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). The Fund's Part II (the "Part II") provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II. This Statement of Additional Information is sometimes referred to herein as the "SAI."

                                  TABLE OF CONTENTS                         Page
                                     PART I
Additional Information About Investment Policies .........................     1
Investment Restrictions ..................................................     5
Trustees and Officers ....................................................     7
Management of the Fund and the Portfolio .................................    13
Service for Withdrawal ...................................................    13

Determination of Net Asset Value .........................................    14
Investment Performance ...................................................    14
Taxes ....................................................................    15
Portfolio Security Transactions ..........................................    17
Other Information ........................................................    19
Independent Accountants ..................................................    20

                                   PART II
Fees and Expenses ........................................................   a-1
Principal Underwriter ....................................................   a-1
Distribution Plan ........................................................   a-2
Performance Information ..................................................   a-4
Control Persons and Principal Holders of Securities ......................   a-4
Financial Statements .....................................................   a-5

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                                    PART B


        INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

                                                        STATEMENT OF
                                                        ADDITIONAL INFORMATION
                                                        April 1, 1996

                     EV TRADITIONAL INFORMATION AGE FUND
                              24 Federal Street
                         Boston, Massachusetts 02110
                                (800) 225-6265


    This Statement of Additional Information consists of two parts. Part I provides information about EV Traditional Information Age Fund (the "Fund"), Information Age Portfolio (the "Portfolio") and certain other series of Eaton Vance Growth Trust (the "Trust"). The Fund's Part II (the "Part II") provides information solely about the Fund. Where appropriate, Part I includes cross-references to the relevant sections of Part II. This Statement of Additional Information is sometimes referred to herein as the "SAI."


                              TABLE OF CONTENTS                           Page
                                    PART I

Additional Information About Investment Policies ..........................   1
Investment Restrictions ...................................................   5
Trustees and Officers .....................................................   7
Management of the Fund and the Portfolio ..................................  10
Custodian .................................................................  13
Service for Withdrawal ....................................................  13

Determination of Net Asset Value ..........................................  14
Investment Performance ....................................................  14
Taxes .....................................................................  15
Portfolio Security Transactions ...........................................  17
Other Information .........................................................  19
Independent Accountants ...................................................  20

                                   PART II

Fees and Expenses .........................................................  a-1
Services for Accumulation .................................................  a-1
Principal Underwriter .....................................................  a-2
Distribution Plan .........................................................  a-3
Performance Information ...................................................  a-4
Control Persons and Principal Holders of Securities .......................  a-4
Financial Statements ......................................................  a-5

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE FUND'S PROSPECTUS DATED APRIL 1, 1996, AS SUPPLEMENTED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING EATON VANCE DISTRIBUTORS, INC. (THE "PRINCIPAL UNDERWRITER") (SEE BACK COVER FOR ADDRESS AND PHONE NUMBER).

                     STATEMENT OF ADDITIONAL INFORMATION

                                    PART I


    This Part I provides information about the Fund, certain other series of the Trust and the Portfolio. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus. The Fund is subject to the same investment policies as those of the Portfolio. The Fund currently seeks to achieve its objective by investing in the Portfolio.


               ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Foreign Investments. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the United States and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

Foreign Currency Transactions. Because investments in companies whose principal business activities are located outside of the United States will frequently involve currencies of foreign countries, and because assets of the Portfolio may temporarily be held in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The Portfolio may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into swaps, forward contracts, options or futures on currency. On spot transactions, foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

Emerging Companies. The investment risk associated with emerging companies is higher than that normally associated with larger, older companies due to the greater business risks associated with small size, the relative age of the company, limited product lines, distribution channels and financial and managerial resources. Further, there is typically less publicly available information concerning smaller companies than for larger, more established ones. The securities of small companies are often traded only over-the-counter and may not be traded in the volumes typical of trading on a national securities exchange. As a result, in order to sell this type of holding, the Portfolio may need to discount the securities from recent prices or dispose of the securities over a long period of time. The prices of this type of security may be more volatile than those of larger companies which are often traded on a national securities exchange.


Currency Swaps. Currency swaps require maintenance of a segregated account described under "Asset Coverage for Derivative Investments" below. The Portfolio will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is considered to be investment grade by Lloyd George. If there is a default by the other party to such a transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market.


Forward Foreign Currency Exchange Transactions. The Portfolio may enter into forward foreign currency exchange contracts in several circumstances. First, when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on such a security which it holds, the Portfolio may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Portfolio will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

    Additionally, when management of the Portfolio believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held by the Portfolio denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.

Special Risks Associated With Currency Transactions. Transactions in forward contracts, as well as futures and options on foreign currencies, are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by the Portfolio. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.


    Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forward contracts, futures contracts and options. As a result, the available information on which the Portfolio's trading systems will be based may not be as complete as the comparable data on which the Portfolio makes investment and trading decisions in connection with securities and other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market which will not be reflected in the forward, futures or options markets until the following day, thereby preventing the Portfolio from responding to such events in a timely manner.


    Settlements of over-the-counter forward contracts or of the exercise of foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires parties to such contracts to accept or make delivery of such currencies in conformity with any United States or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.


    Unlike currency futures contracts and exchange-traded options, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the Securities and Exchange Commission (the "Commission"). To the contrary, such instruments are traded through financial institutions acting as market-makers. (Foreign currency options are also traded on the Philadelphia Stock Exchange subject to Commission regulation). In an over-the-counter trading environment, many of the protections associated with transactions on exchanges will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer could lose amounts substantially in excess of its initial investment due to the margin and collateral requirements associated with such option positions. Similarly, there is no limit on the amount of potential losses on forward contracts to which the Portfolio is a party.


    In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of the Portfolio's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Portfolio. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contacts, and the Portfolio may be unable to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. This in turn could limit the Portfolio's ability to realize profits or to reduce losses on open positions and could result in greater losses.

    Furthermore, over-the-counter transactions are not backed by the guarantee of an exchange's clearing corporation. The Portfolio will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue its role as market-maker in a particular currency, thereby restricting the Portfolio's ability to enter into desired hedging transactions. The Portfolio will enter into over-the-counter transactions only with parties whose creditworthiness has been reviewed and found satisfactory by an Adviser.

    The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effect of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the Options Clearing Corporation ("OCC"), which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures for exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.


Risks Associated With Derivative Instruments. Entering into a derivative instrument involves a risk that the applicable market will move against the Portfolio's position and that the Portfolio will incur a loss. For derivative instruments other than purchased options, this loss may exceed the amount of the initial investment made or the premium received by the Portfolio. Derivative instruments may sometimes increase or leverage the Portfolio's exposure to a particular market risk. Leverage enhances the Portfolio's exposure to the price volatility of derivative instruments it holds. The Portfolio's success in using derivative instruments to hedge portfolio assets depends on the degree of price correlation between the derivative instruments and the hedged asset. Imperfect correlation may be caused by several factors, including temporary price disparities among the trading markets for the derivative instrument, the assets underlying the derivative instrument and the Portfolio assets. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the Portfolio from closing out positions and limiting its losses. The staff of the Commission takes the position that purchased OTC options, and assets used as cover for written OTC options, are subject to the Portfolio's 15% limit on illiquid investments. However, with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula price. The Portfolio's ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code"), limit the extent to which the Portfolio may purchase and sell derivative instruments. The Portfolio will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining the qualification of the Fund as a regulated investment company for federal income tax purposes. See "Taxes."


Asset Coverage for Derivative Instruments. Transactions using forward contracts, futures contracts and options (other than options that the Portfolio has purchased) expose the Portfolio to an obligation to another party. The Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies, or other options or futures contracts or forward contracts, or (2) cash, receivables, and short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. The Portfolio will comply with Commission guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash, U.S. Government securities or other liquid, high-grade debt securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding forward contract, futures contract or option is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to met redemption requests or other current obligations.

Limitations on Futures Contracts and Options. If the Portfolio has not complied with the 5% CFTC test set forth in the Fund's prospectus, to evidence its hedging intent, the Portfolio expects that, on 75% or more of the occasions on which it takes a long futures or option on futures position, it will have purchased or will be in the process of purchasing, equivalent amounts of related securities at the time when the futures or options position is closed out. However, in particular cases, when it is economically advantageous for the Portfolio to do so, a long futures or options position may be terminated (or an option may expire) without a corresponding purchase of securities.

    The Portfolio may enter into futures contracts, and options on futures contracts, traded on an exchange regulated by the CFTC and on foreign exchanges, but, with respect to foreign exchange-traded futures contracts and options on such futures contracts, only if Lloyd George determines that trading on each such foreign exchange does not subject the Portfolio to risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

    In order to hedge its current or anticipated portfolio positions, the Portfolio may use futures contracts on securities held in its Portfolio or on securities with characteristics similar to those of the securities held by the Portfolio. If, in the opinion of an Adviser, there is a sufficient degree of correlation between price trends for the securities held by the Portfolio and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy.

    All call and put options on securities written by the Portfolio will be covered. This means that, in the case of call option, the Portfolio will own the securities subject to the call option or an offsetting call option so long as the call option is outstanding. In the case of a put option, the Portfolio will own an offsetting put option or will have deposited with its custodian cash or liquid, high-grade debt securities with a value at least equal to the exercise price of the put option. The Portfolio may only write a put option on a security that it intends to acquire for its investment portfolio.

Repurchase Agreements. Under a repurchase agreement the Portfolio buys a security at one price and simultaneously promise to sell that same security back to the seller at a higher price. At no time will the Portfolio commit more than 15% of its net assets to repurchase agreements which mature in more than seven days and other illiquid securities. The Portfolio's repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily.

Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Portfolio expects that it will enter into reverse repurchase agreements when it is able to invest the cash so acquired at a rate higher than the cost of the agreement, which would increase the income earned by the Portfolio. The Portfolio could also enter into reverse repurchase agreements as a means of raising cash to satisfy redemption requests without the necessity of selling portfolio assets.

    When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio's assets. As a result, such transactions may increase fluctuations in the market value of the Portfolio's assets. While there is a risk that large fluctuations in the market value of the Portfolio's assets could affect the Portfolio's net asset value, this risk is not significantly increased by entering into reverse repurchase agreements, in the opinion of an Adviser. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Portfolio reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Portfolio's yield.

    At all times that a reverse repurchase agreement is outstanding, the Portfolio will maintain cash or high grade liquid securities in a segregated account at its custodian bank with a value at least equal to its obligation under the agreement. Securities and other assets held in the segregated account may not be sold while the reverse repurchase agreement is outstanding, unless other suitable assets are substituted. While an Adviser does not consider reverse repurchase agreements to involve a traditional borrowing of money, reverse repurchase agreements will be included within the aggregate limitation on "borrowings" contained in the Portfolio's investment restriction
(1) set forth below.


Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally not exceed 100% (excluding turnover of securities having a maturity of one year or less). A 100% annual turnover rate would occur, for example, if all the securities in the portfolio were replaced once in a period of one year. A high turnover rate (100% or more) necessarily involves greater expenses to the Portfolio. The Portfolio engages in portfolio trading (including short-term trading) if it believes that a transaction including all costs will help in achieving its investment objective either by increasing income or by enhancing the Portfolio's net asset value. High portfolio turnover may also result in the realization of substantial net short-term capital gains. In order for the Fund to continue to qualify as a regulated investment company for federal tax purposes, less than 30% of the annual gross income of the Fund must be derived from the sale of securities (including its share of gains from the sale of securities held by the Portfolio) held for less than three months.


Lending Portfolio Securities. If an Adviser decides to make securities loans, the Portfolio may seek to increase its income by lending portfolio securities to broker-dealers or other institutional borrowers. Under present regulatory policies of the Commission, such loans are required to be secured continuously by collateral in cash, cash equivalents or U.S. Government securities held by the Portfolio's custodian and maintained on a current basis at an amount at least equal to market value of the securities loaned, which will be marked to market daily. Cash equivalents include certificates of deposit, commercial paper and other short-term money market instruments. The financial condition of the borrower will be monitored by an Adviser on an ongoing basis. The Portfolio would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive a fee, or all or a portion of the interest on investment of the collateral. The Portfolio would have the right to call a loan and obtain the securities loaned at any time on up to five business days' notice. The Portfolio would not have the right to vote any securities having voting rights during the existence of a loan, but could call the loan in anticipation of an important vote to be taken among holder of the securities or the giving or holding of their consent on a material matter affecting the investment. If an Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 1/3 of the Portfolio's total assets.


                           INVESTMENT RESTRICTIONS
    Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's or the Portfolio's acquisition of such security or other asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances, other than a subsequent rating change below investment grade made by a rating service, will not compel the Fund or the Portfolio, as the case may be, to dispose of such security or other asset.

    The Fund and the Portfolio have each adopted the following investment restrictions which may not be changed without the approval by the holders of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be, which as used in this SAI means the lesser of (a) 67% or more of the outstanding voting securities of the Fund or the Portfolio, as the case may be, present or represented by proxy at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund or the Portfolio are present or represented at the meeting or (b) more than 50% of the outstanding voting securities of the Fund or the Portfolio. Neither the Fund nor the Portfolio may:


    (1) Borrow money or issue senior securities except as permitted by the Investment Company Act of 1940;

    (2) Purchase any securities on margin (but the Fund and the Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

    (3) Underwrite securities of other issuers;

    (4) Invest in real estate including interests in real estate limited partnerships (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate) or in commodities or commodity contacts for the purchase or sale of physical commodities;

    (5) Make loans to any person except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;

    (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of any one issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or

    (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

    Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund. Notwithstanding the investment policies and restrictions of the Portfolio, the Portfolio may invest part of its assets in another investment company consistent with the Investment Company Act of 1940 (the "1940 Act").

    The Fund and the Portfolio have each adopted the following investment policies which may be changed without shareholder or investor approval. Neither the Fund nor the Portfolio may invest more than 15% of its net assets in investments which are not readily marketable, including restricted securities and repurchase agreements with a maturity longer than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees of the Trust or the Portfolio, or their delegate, determines to be liquid. Except for obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, neither the Fund nor the Portfolio will knowingly purchase a security issued by a company (including predecessors) with less than three years operating history (unless such security is rated at least B or a comparable rating at the time of purchase by a least one nationally recognized rating service) if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's total assets, as the case may be (taken at current value), would be invested in such securities. Neither the Fund nor the Portfolio will purchase warrants if, as a result of such purchase, more than 5% of the Portfolio's or the Fund's net assets, as the case may be (taken at current value), would be invested in warrants, and the value of such warrants which are not listed on the New York or American Stock Exchange may not exceed 2% of the Portfolio's or the Fund's net assets; this policy does not apply to or restrict warrants acquired by the Portfolio or the Fund in units or attached to securities, inasmuch as such warrants are deemed to be without value. Neither the Fund nor the Portfolio will purchase oil, gas or other mineral leases or purchase partnership interests in oil, gas or other mineral exploration or development programs. Neither the Fund nor the Portfolio will purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust or is a member, officer, director or trustee of any investment adviser of the Trust or the Portfolio if after the purchase of the securities of such issuer by the Fund or the Portfolio one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities or both (all taken at market value) of such issuer and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities or both (all taken at market value). Neither the Fund nor the Portfolio will purchase an option on a security if, after such transaction, more than 5% of its net assets, measured by the aggregate of all premiums paid for all such options held by the Portfolio, would be so invested.

    In order to permit the sale of shares of the Fund in certain states, the Fund and the Portfolio may make commitments more restrictive than the fundamental policies described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state(s) involved.

    Although permissible under the Fund's investment restrictions, the Fund has no present intention during the coming fiscal year to: borrow money; pledge its assets; or make loans to other persons.

                            TRUSTEES AND OFFICERS
    The Trust's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Unless otherwise noted, the business address of each Trustee and officer is 24 Federal Street, Boston, Massachusetts 02110, which is also the address of the Fund's sponsor and manager, Eaton Vance Management ("Eaton Vance"); of Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"); of Eaton Vance's parent, Eaton Vance Corp. ("EVC"); and of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"). Eaton Vance and EV are both wholly-owned subsidiaries of EVC. Those Trustees who are "interested persons" of the Trust, Eaton Vance, BMR, EVC or EV as defined in the 1940 Act by virtue of their affiliation with any one or more of the Trust, Eaton Vance, BMR, EVC or EV, are indicated by an asterisk(*).

                      OFFICERS AND TRUSTEES OF THE TRUST


JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director of Lloyd George Management (B.V.I.) Limited ("LGM"). Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274


OFFICERS

WILLIAM D. BURT (57), Vice President
Vice President of Eaton Vance since November, 1994. Vice President of The Boston Company prior thereto.


M. DOZIER GARDNER (62), Vice President
President and Chief Executive Officer of BMR, Eaton Vance, EVC and EV, and a
  Director of EVC and EV. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.

BARCLAY TITTMANN (64), Vice President
Vice President of Eaton Vance since September, 1993. Vice President of INVESCO prior thereto.

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

WILLIAM J. AUSTIN, JR. (44), Assistant Treasurer
Assistant Vice President of BMR, Eaton Vance and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Austin was elected Assistant Treasurer of the Trust on December 16, 1991.

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of various investment companies managed by Eaton Vance or BMR.

JANET E. SANDERS (60), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on March 27, 1995.

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 19, 1995.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

    Messrs. Thorndike (Chairman), Hayes and Reamer are members of the Special Committee of the Board of Trustees of the Trust. The Special Committee's functions include a continuous review of the Fund's management contract with Eaton Vance, making recommendations to the Board of Trustees regarding the compensation of those Trustees who are not members of the Eaton Vance organization, and making recommendations to the Board of Trustees regarding candidates to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, the Portfolio, or the Eaton Vance organization.

    Messrs. Treynor (Chairman) and Dwight are members of the Audit Committee of the Board of Trustees. The Audit Committee's functions include making recommendations to the Board of Trustees regarding the selection of the independent certified public accountants, and reviewing with such accountants and the Treasurer of the Trust matters relative to accounting and auditing practices and procedures, accounting records, internal accounting controls, and the functions performed by the custodian, transfer agent and dividend disbursing agent of the Trust.

    Trustees of the Portfolio who are not affiliated with an Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Plan"). Under the Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Portfolio nor the Fund has a retirement plan for its Trustees. For information concerning the compensation earned by the Trustees of the Trust and the Portfolio, see "Fees and Expenses" in the Fund's Part II.

                    OFFICERS AND TRUSTEES OF THE PORTFOLIO

    The Portfolio's Trustees and officers are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The business address of Lloyd George is 3808 One Exchange Square, Central, Hong Kong. Those Trustees who are "interested persons" of the Portfolio, an Adviser, Eaton Vance, EVC or EV as defined in the 1940 Act by virtue of their affiliation with any one or more of the Portfolio, an Adviser, Eaton Vance, EVC or EV, are indicated by an asterisk(*).

TRUSTEES

JAMES B. HAWKES (54), President and Trustee*
Executive Vice President of Eaton Vance, BMR, EVC and EV, and a Director of
  EVC and EV. Director of LGM. Director or Trustee and officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

DONALD R. DWIGHT (65), Trustee
President of Dwight Partners, Inc. (a corporate relations and communications company) founded in 1988; Chairman of the Board of Newspapers of New England, Inc. since 1983; Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Clover Mill Lane, Lyme, New Hampshire 03768

SAMUEL L. HAYES, III (61), Trustee
Jacob H. Schiff Professor of Investment Banking, Harvard University Graduate
  School of Business Administration. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: Harvard University Graduate School of Business Administration, Soldiers Field Road, Boston, Massachusetts 02163

NORTON H. REAMER (60), Trustee
President and Director, United Asset Management Corporation, (a holding company owning institutional investment management firms); Chairman, President and Director, UAM Funds (mutual funds). Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: One International Place, Boston, Massachusetts 02110

JOHN L. THORNDIKE (69), Trustee
Director, Fiduciary Company Incorporated. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 175 Federal Street, Boston, Massachusetts 02110

JACK L. TREYNOR (66), Trustee
Investment Adviser and Consultant. Director or Trustee of various investment companies managed by Eaton Vance or BMR.
Address: 504 Via Almar, Palos Verdes Estates, California 90274

OFFICERS

WILLIAM CHISHOLM (35), Vice President
Senior Trust Officer of The Bank of Nova Scotia Trust Company (Cayman)
  Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.


MICHEL NORMANDEAU (44), Vice President
Assistant Manager - Trust Services, The Bank of Nova Scotia Trust Company
  (Cayman) Limited.
Address: The Bank of Nova Scotia Trust Company (Cayman) Ltd., The Bank of Nova
  Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies.

RAYMOND O'NEILL (33), Vice President
Managing Director of IBT Trust and Custodian Services (Ireland) Limited since
  January, 1995. Vice President, Atlantic Corporate Management Limited, Warwick, Bermuda (1991-1994). Officer, The Bank of Bermuda Limited, Hamilton, Bermuda (1987-1991).
Address: Earlsfort Terrace, Dublin 2, Ireland.


HON. ROBERT LLOYD GEORGE (43), Vice President
Chairman and Chief Executive of Lloyd George Management (B.V.I.) Limited.
  Chairman and Chief Executive Officer of Lloyd George. Managing Director of Indosuez Asia Investment Services, Ltd. from 1984 to 1991.
Address: 3808 One Exchange Square, Central, Hong Kong

DUNCAN W. RICHARDSON (38), Vice President
Vice President of Eaton Vance and EV Since January 19, 1990 and of BMR since
  August 11, 1992. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

JAMES L. O'CONNOR (50), Treasurer
Vice President of Eaton Vance, BMR, and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

THOMAS OTIS (64), Secretary
Vice President and Secretary of Eaton Vance, BMR, EVC and EV. Officer of
  various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

JANET E. SANDERS (60), Assistant Secretary and Assistant Treasurer
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

M. KATHERINE KREIDER (35), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV since February 5, 1996.
  Senior Audit Manager (1993-1996), Audit Manager (1993-1991) -- Financial Services Industry Practice, Deloitte & Touche (1987-1996). Officer of various investment companies managed by Eaton Vance or BMR. Ms. Kreider was elected Assistant Treasurer of the Trust on February 21, 1996.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

A. JOHN MURPHY (33), Assistant Secretary
Assistant Vice President of BMR, Eaton Vance and EV since March 1, 1994;
  employee of Eaton Vance since March 1993. State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR.
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

ERIC G. WOODBURY (38), Assistant Secretary
Vice President of Eaton Vance since February 1993; formerly, associate attorney at Dechert, Price & Rhoads and Gaston & Snow. Officer of various investment companies managed by Eaton Vance or BMR
Address: Eaton Vance Management, 24 Federal Street, Boston, Massachusetts
02110

    Lloyd George is a subsidiary of Lloyd George Management (B.V.I.) Limited, which is ultimately controlled by the Hon. Robert J.D. Lloyd George, Vice President of the Portfolio and Chairman and Chief Executive Officer of Lloyd George. Mr. Hawkes is a Trustee and officer of the Trust and the Portfolio and an officer of the Fund's sponsor and manager and of BMR. Mr. Hayes is a Trustee of the Trust and the Portfolio.

    While the Portfolio is a New York trust, Lloyd George, together with the Hon. Robert Lloyd George, are not residents of the United States and substantially all of their respective assets may be located outside of the United States. It may be difficult for investors to effect service of process within the United States upon the individual identified above, or to realize judgments of courts of the United States predicated upon civil liabilities of Lloyd George and such individual under the federal securities laws of the United States. The Portfolio has been advised that there is substantial doubt as to the enforceability in the countries in which Lloyd George and such individual reside of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States.

                   MANAGEMENT OF THE FUND AND THE PORTFOLIO
    Eaton Vance acts as the sponsor and manager of the Fund and the administrator of the Portfolio. The Portfolio has engaged BMR, a wholly-owned subsidiary of Eaton Vance, and Lloyd George (collectively, the "Advisers") as its investment advisers.

THE ADVISERS
    As investment advisers to the Portfolio, the Advisers manage the Portfolio's investments, subject to the supervision of the Board of Trustees of the Portfolio. The Advisers are also responsible for effecting all security transactions on behalf of the Portfolio, including the allocation of principal transactions and portfolio brokerage and the negotiation of commissions. See "Portfolio Security Transactions." Under the investment advisory agreement, the Advisers are entitled to receive a monthly advisory fee computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Portfolio throughout the month in each Category as indicated below:


                                                                  ANNUAL
CATEGORY        AVERAGE DAILY NET ASSETS                       ASSET RATE
--------        ------------------------                       ----------

    1           less than $500 million ..................         0.75%
    2           $500 million but less than $1 billion ...         0.70
    3           $1 billion but less than $1.5 billion ...         0.65
    4           $1.5 billion but less than $2 billion ...         0.60
    5           $2 billion but less than $3 billion .....         0.55
    6           $3 billion and over .....................         0.50

    As of February 29, 1996, the Portfolio had net assets of $30,177,617. For the period from the start of business, September 18, 1995, to February 29, 1996, the Advisers earned advisory fees of $56,494 (equivalent to 0.68% (annualized) of the Portfolio's average daily net assets for such period). Such advisory fee was divided equally between Lloyd George and BMR.

    Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since 1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of their clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities. The equity division, with a staff of approximately 30 professionals, covers stocks ranging from blue chip to emerging growth companies. Eaton Vance manages more than 150 mutual funds, as well as retirement plans, pension funds and endowments.

    LGM specializes in providing investment management services with respect to equity securities of companies trading in Asian securities markets, especially those of emerging markets. LGM currently manages portfolios for both private clients and institutional investors seeking long-term capital growth and has advised Eaton Vance's international equity funds since 1992. LGM's core investment team consists of nine experienced investment professionals who have worked together over a number of years successfully managing client portfolios in non-U.S. stock markets. The team has a unique knowledge of, and experience with, Asian emerging markets. LGM analysts cover East Asia, the India subcontinent, Russia and Eastern Europe, Latin America, Australia and New Zealand from offices in Hong Kong, London and Bombay. LGM is ultimately controlled by the Hon. Robert J.D. Lloyd George, Vice President of the Portfolio and Chairman and Chief Executive Officer of the Lloyd George. LGM's only business is portfolio management. Eaton Vance's parent is a shareholder of LGM.


    Lloyd George and LGM have adopted a conservative management style, providing a blend of Asian and multinational expertise with the most rigorous international standards of fundamental security analysis. Although focused primarily in Asia, Lloyd George and LGM maintain a network of international contacts in order to monitor international economic and stock market trends and offer clients a global management service.


    The directors of Lloyd George are the Honorable Robert J. D. Lloyd George, William Walter Raleigh Kerr, M. F. Tang, Scobie Dickinson Ward, Pamela Chan and Adaline Mang-Yee Ko. The Hon. Robert J. D. Lloyd George is Chairman and Chief Executive Officer of Lloyd George and Mr. Kerr is an officer of Lloyd George. The business address of these individuals is 3808 One Exchange Square, Central, Hong Kong.

    Mr. Lloyd George was born in London in 1952 and educated at Eton College, where he was a King's Scholar, and at Oxford University. Prior to founding LGM, Mr. Lloyd George was Managing Director of Indosuez Asia Investment Services Ltd. In 1983 Mr. Lloyd George launched and managed the Henderson Japan Special Situations Trust. Prior to that he spent four years with the Fiduciary Trust Company of New York researching international securities, in the United States and Europe, for the United Nations Pension Fund. Mr. Lloyd George is the author of numerous published articles and three books -- "A Guide to Asian Stock Markets" (Longmans, Hong Kong, 1989), "The East West Pendulum" (Woodhead - Faulkner, Cambridge, 1991) and "North South-An Emerging Markets Handbook" (Probus England, 1994).

    Eaton Vance and Lloyd George follow a common investment philosophy, striving to identify companies with outstanding management and earnings growth potential by following a disciplined management style, adhering to the most rigorous international standards of fundamental security analysis, placing heavy emphasis on research, visiting every company owned, and closely monitoring political and economic developments.

    Eaton Vance mutual funds are distributed by Eaton Vance Distributors both within the United States and offshore. Eaton Vance Distributors believes that an investment professional can provide valuable services to you to help you reach your investment goals. Meeting investment goals requires time, objectivity and investment savvy. Before making an investment recommendation, a representative can help you carefully consider your short- and long-term financial goals, your tolerance for investment risk, your investment time frame, and other investments you may already own. Your professional investment representatives are knowledgeable about financial markets, as well as the wide range of investment opportunities available. A representative can provide you with tailored financial advice and help you decide when to buy, sell or persevere with your investments.

    The Portfolio's investment advisory agreement with the Advisers remains in effect until February 28, 1997; it may be continued indefinitely thereafter so long as such continuance is approved at least annually (i) by the vote a majority of the Trustees of the Portfolio who are not interested persons of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party or by vote of the majority of the outstanding voting securities of the Portfolio, and the agreement will terminate automatically in the event of its assignment. The agreement provides that the Advisers may render services to others. The agreement also provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the agreement on the part of an Adviser, the Advisers shall not be liable to the Portfolio or to any shareholder for any act or omission in the course of or connected with rendering services or for any losses sustained in the purchase, holding or sale of any security.


MANAGER, SPONSOR AND ADMINISTRATOR
    See "Management of the Fund and the Portfolio" in the Prospectus for a description of the services Eaton Vance performs as the manager and sponsor of the Fund and the administrator of the Portfolio. Under Eaton Vance's management contract with the Fund and administration agreement with the Portfolio, Eaton Vance receives a monthly management fee from the Fund and a monthly administration fee from the Portfolio. Each fee is computed by applying the annual asset rate applicable to that portion of the average daily net assets of the Fund or the Portfolio throughout the month in each Category as indicated below:

                                                                      ANNUAL
 CATEGORY   AVERAGE DAILY NET ASSETS                                ASSET RATE
----------  ----------------                                        ----------
    1       less than $500 million ...............................   0.25%
    2       $500 million but less than $1 billion ................   0.23333
    3       $1 billion but less than $1.5 billion ................   0.21667
    4       $1.5 billion but less than $2 billion ................   0.20
    5       $2 billion but less than $3 billion ..................   0.18333
    6       $3 billion and over ..................................   0.1667


    For the period from the start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned administration fees of $18,684 (equivalent to 0.25% (annualized) of the Portfolio's average daily net assets for such period). For the management fees that the Fund paid to Eaton Vance, see "Fees and Expenses" in the Fund's Part II.

    Eaton Vance's management contract with the Fund will remain in effect until February 28, 1997, and its administration agreement with the Portfolio will remain in effect until February 28, 1997. Each agreement may be continued from year to year, so long as such continuance is approved annually by the vote of a majority of the Trustees of the Trust or the Portfolio, as the case may be. Each agreement may be terminated at any time without penalty on sixty days' written notice by the Board of Trustees of either party thereto, or by a vote of a majority of the outstanding voting securities of the Fund or the Portfolio, as the case may be. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of Eaton Vance's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund or the Portfolio under such contract or agreement, Eaton Vance will not be liable to the Fund or the Portfolio for any loss incurred. Each agreement was initially approved by the Trustees, including the non-interested Trustees, of the Trust or the Portfolio.


    To the extent necessary to comply with U.S. tax law, Eaton Vance has employed IBT Trust Company (Cayman) Ltd. to serve as the sub-administrator of the Portfolio. The sub-administrator maintains the Portfolio's principal office and certain of its records and provides administrative assistance in connection with meetings of the Portfolio's Trustees and interestholders.

    The Fund and the Portfolio, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by an Adviser under the investment advisory agreement, by Eaton Vance under the management contract or the administration agreement, or by EVD under the distribution agreement. Such costs and expenses to be borne by each of the Fund or the Portfolio, as the case may be, include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering under the securities laws; expenses of reports to shareholders and investors; proxy statements, and other expenses of shareholders' or investors' meetings; insurance premiums, printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance or an Adviser; distribution and service fees payable by the Fund under its Rule 12b-1 distribution plan; and investment advisory, management and administration fees. The Fund and the Portfolio, as the case may be, will also each bear expenses incurred in connection with litigation in which the Fund or the Portfolio, as the case may be, is a party and any legal obligation to indemnify its respective officers and Trustees with respect thereto.


    Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and of EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires December 31, 1996, the Voting Trustees of which are Messrs. Brigham, Clay, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers and Directors of EVC and EV. As of February 29, 1996, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Clay, Gardner, Hawkes and Otis, who are officers or Trustees of the Trust and/or the Portfolio, are members of the EVC, Eaton Vance, BMR and EV organizations. Messrs. Austin, Murphy, O'Connor, Richardson and Woodbury and Ms. Sanders and Ms. Kreider are officers of the Trust and/or the Portfolio, and are also members of the Eaton Vance, BMR and/or EV organizations. Eaton Vance will receive the fees paid under the management agreement and its wholly-owned subsidiary, Eaton Vance Distributors, Inc., as Principal Underwriter, will receive its portion of the sales charge on shares of the Fund sold through investment dealers.

    EVC owns all of the stock of Energex Energy Corporation, which engages in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC also owns 24% of the Class A shares issued by the parent of Lloyd George. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, BMR, Eaton Vance and EV may also enter into other businesses.


    EVC and its affiliates and its officers and employees form time to time have transactions with various banks, including the custodian of the Fund and the Portfolio, Investors Bank & Trust Company. It is Eaton Vance's opinion that the terms and conditions of such transactions will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.


                                  CUSTODIAN
    Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund and the Portfolio. IBT has the custody of all cash and securities of the Fund and all securities of the Portfolio purchased in the United States, and its subsidiary, IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Toronto, Ontario, Canada, maintains the Fund's and the Portfolio's general ledger and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacities, IBT attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's and the Portfolio's respective investments, receives and disburses all funds, and performs various other ministerial duties upon receipt of proper instructions from the Fund and the Portfolio, respectively.


    Portfolio securities, if any, purchased by the Portfolio in the U.S. are maintained in the custody of IBT or of other domestic banks or depositories. Portfolio securities purchased outside of the U.S. are maintained in the custody of foreign banks and trust companies that are member of IBT's Global Custody Network, or foreign depositories used by such foreign banks and trust companies. Each of the domestic and foreign custodial institutions holding portfolio securities has been approved by the Board of Trustees of the Portfolio in accordance with regulations under the 1940 Act.


    IBT charges fees which are competitive within the industry. These fees for the Portfolio relate to (1) custody services based upon a percentage of the market values of Portfolio securities; (2) bookkeeping and valuation services provided at an annual rate; (3) activity charges, primarily the result of the number of portfolio transactions; and (4) reimbursement of out-of-pocket expenses. These fees are then reduced by a credit for cash balances of the Portfolio at the custodian equal to 75% of the 91-day U.S. Treasury Bill auction rate applied to the Portfolio's average daily collected balances. The portion of the fee for the Fund related to bookkeeping and pricing services is based upon a percentage of the Fund's net assets and the portion of the fee related to financial statement preparation is a fixed amount. Landon T. Clay, a Director of EVC and an officer, Trustee or Director of other entities in the Eaton Vance organization, owns approximately 13% of the voting stock of Investors Financial Services Corp., the holding company parent of IBT. Management believes that such ownership does not create an affiliated person relationship between the Fund or Portfolio and IBT under the 1940 Act.

                            SERVICE FOR WITHDRAWAL


    By a standard agreement, the Fund's transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder (see "Eaton Vance Shareholder Services - Withdrawal Plan" in the Fund's current Prospectus) based upon the value of the shares held. The checks will be drawn from share redemptions and hence are a return of principal. Income dividends and capital gain distributions in connection with withdrawal accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices.


    To use this service, at least $5,000 in cash or shares at the public offering price will have to be deposited with the transfer agent. The maintenance of a withdrawal plan concurrently with purchases of additional Fund shares would be disadvantageous if an initial sales charge is included in such purchase. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. Either the shareholder, the Fund's transfer agent or the Principal Underwriter will be able to terminate the withdrawal plan at any time without penalty.


                       DETERMINATION OF NET ASSET VALUE
    The Fund and Portfolio will be closed for business and will not price their shares on the following business holidays: New Year's Day, Presidents' Day, Good Friday, (a New York Stock Exchange holiday), Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


    The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

    Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's share are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations.

    Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange. The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represents that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals, which are to be effected on that day, will then be effected. Each investor's percentage of the aggregate interests in the Portfolio will then be recomputed as the percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the close of regular trading on the Exchange (normally 4:00 p.m., New York time), on such day plus or minus, as the case may be, that amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the close of such trading on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

                            INVESTMENT PERFORMANCE
    The average annual total return is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and dividends and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes that all distributions are reinvested at net asset value on the reinvestment dates during the period, and either (i) the deduction of the maximum sales charge from the initial $1,000 purchase order or (ii) a complete redemption of the investment and, if applicable, the deduction of the contingent deferred sales charge at the end of the period. For information concerning the total return of the Fund, see "Performance Information" in Part II.

    Total return may be compared to relevant indices, such as the Consumer Price Index and various domestic and foreign securities indices, for example:
Standard & Poor's Index 400 Stock Index, Standard & Poor's Index 500 Stock Index, Merrill Lynch U.S. Treasury (15-year plus) Index, Lehman Brothers Government/Corporate Bond Index, the Dow Jones Industrial Average and Morgan Stanley Global Equity. In addition, the Fund's total return may be compared to Lipper Global Fund category and Lipper Science & Technology Fund category, which indices are available through Lipper Analytical Services, Inc. The Fund's total return and comparisons with these indices may be used in advertisements and in information furnished to present or prospective shareholders. The Fund's performance may differ from that of other investors in the Portfolio, including the other investment companies.

    Information used in advertisements and in materials furnished to present or prospective shareholders may include statistics, data and performance studies prepared by independent organizations (e.g. Ibbotson Associates, Standard & Poor's Ratings Group, Merrill Lynch Private Client Group, Bloomberg, L.P., Dow Jones & Company, Inc., and the Federal Reserve Board) or included in various publications (e.g. The Wall Street Journal, Barron's and The Decade: Wealth of Investments in U.S. Stocks, Bonds, Bills & Inflation) reflecting the investment performance or return achieved by various classes and types of investments (e.g. common stocks, small company stocks, long-term corporate bonds, long-term government bonds, intermediate-term government bonds, U.S. Treasury bills) over various periods of time. This information may be used to illustrate the benefits of long-term investments in common stocks. Such information may also include descriptions of and editorial comments concerning information age companies and the various information age industries (i.e., the semi-conductor, cellular telephone, entertainment and computer industries), as well as statistics, data and performance information about these companies and industries.

    Information about the Portfolio allocation and holdings of investments in the Portfolio may be included in advertisements and other material furnished to present and prospective shareholders. Also, evaluations of the Fund's performance made by independent sources, such as Lipper Analytical Services, Inc., CDA/Weisenberger and Morningstar, Inc. may be used in advertisements and in information furnished to present or prospective shareholders.

    Information used in advertisements and materials furnished to present or prospective shareholders may include examples and performance illustrations of the cumulative change in various levels of investments in the Fund for various periods of time and at various prices per share. Such examples and illustrations may assume that all dividends and capital gain distributions are reinvested in additional shares and may also show separately the value of shares acquired form such reinvestments as well as the total value of all shares acquired for such investments and reinvestments. Such information may also include statements or illustration relating to the appropriateness of types of securities and/or mutual funds which may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents. These three financial goals may be referred to in such advertisements or materials as the "Triple Squeeze".

    The Fund may provide investors with information on global investing, which may include descriptions, comparisons, charts and/or illustrations of: foreign and domestic equity market capitalizations; returns obtained by foreign and domestic securities; and the effects of globally diversifying an investment portfolio (including volatility analysis and performance information). Such information may be provided for a variety of countries over varying time periods.

    The Fund may provide information about Eaton Vance, its affiliates and other investment advisers to the funds in the Eaton Vance Family of Funds in sales material or advertisements provided to investors or prospective investors. Such material or advertisements may also provide information on the use of investment professionals by such investors.

                                    TAXES
    See also "Distribution and Taxes" in the Fund's current prospectus.

    The Fund, as a series of a Massachusetts business trust, will be treated as a separate entity for accounting and tax purposes. The Fund intends to elect to be treated, and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute all of its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code, so as to avoid any federal income or excise tax on the Fund. Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to satisfy them. The Portfolio will allocate at least annually among its investors, including the Fund, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. The Portfolio will make allocations to the Fund in accordance with the Code and applicable regulations and will make moneys available for withdrawal at appropriate times and in sufficient amounts to enable the Fund to satisfy the tax distribution requirements that apply to the Fund and that must be satisfied in order to avoid federal income and/or excise tax on the Fund. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund will be deemed (i) to own its proportionate share of each of the assets of the Portfolio and (ii) to be entitled to the gross income of the Portfolio attributable to such share.

    In order to avoid federal excise tax, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its ordinary income (not including tax-exempt income) for such year, at least 98% of the excess of its realized capital gains over its realized capital losses, generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund was not taxed. Further, under current law, provided that the Fund qualifies as a RIC for federal income tax purposes and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio is liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.


    Foreign exchange gains and losses realized by the Portfolio and allocated to the Fund in connection with the Portfolio's investments in foreign securities and certain options, futures or forward contracts or foreign currency may be treated as ordinary income and losses under special tax rules. Certain options, futures or forward contracts of the Portfolio may be required to be marked to market (i.e., treated as if closed out) on the last day of each taxable year, and any gain or loss realized with respect to these contracts may be required to be treated as 60% long-term and 40% short-term gain or loss. Positions of the Portfolio in securities and offsetting options, futures or forward contracts may be treated as "straddles" and be subject to other special rules that may, upon allocation of the Portfolio's income, gain or loss to the Fund, affect the amount, timing and character of the Fund's distributions to shareholders. Certain uses of foreign currency and foreign currency derivatives such as options, futures, forward contracts and swaps and investment by the Portfolio in certain "passive foreign investment companies" may be limited or a tax election may be made, if available, in order to preserve the Fund's qualification as a RIC or avoid imposition of a tax on the Fund.


    The Portfolio anticipates that it will be subject to foreign taxes on its income (including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund's total assets, taking into account its allocable share of the Portfolio's total assets, at the close of any taxable year of the Fund consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to (i) include in ordinary gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Portfolio and allocated to the Fund even though not actually received, and (ii) treat such respective pro rata portions as foreign income taxes paid by them. Shareholders may then deduct such pro rata portions of foreign income taxes in computing their taxable incomes, or, alternatively, use them as foreign tax credits, subject to applicable limitations, against their U.S. income taxes. Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes deemed paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income. Shareholders who claim a foreign tax credit for such foreign taxes may be required to treat a portion of dividends received from the Fund as separate category income for purposes of computing the limitations on the foreign tax credit. Tax-exempt shareholders will ordinarily not benefit from this election. Each year that the Fund files the election described above, its shareholders will be notified of the amount of (i) each shareholder's pro rata share of foreign income taxes paid by the Portfolio and allocated to the Fund and (ii) the portion of Fund dividends which represents income from each foreign country. If the Fund does not make this election, it may deduct its allocated share of such taxes in computing its investment company taxable income.

    The Portfolio will allocate at least annually to the Fund and its other investors their respective distributive shares of any net investment income and net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Portfolio's fiscal year on certain options and futures transactions that are required to be marked-to-market). Such amounts will be distributed by the Fund to its shareholders in cash or additional shares, as they elect. Shareholders of the Fund will be advised of the nature of the distributions.


    Distributions by the Fund of the excess of net long-term capital gains over short-term capital losses earned by the Portfolio and allocated to the Fund, taking into account any capital loss carryforwards that may be available to the Fund in years after its first taxable year, are taxable to shareholders of the Fund as long-term capital gains, whether received in cash or in additional shares and regardless of the length of time their shares have been held. Certain distributions, if declared in October, November or December and paid the following January, will be taxed to shareholders as if received on December 31 of the year in which they are declared.

    Any loss realized upon the redemption or exchange of shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distribution of net long-term capital gains with respect to such shares. All or a portion of a loss realized upon a taxable disposition of Fund shares may be disallowed under "wash sale" rules if other Fund shares are purchased (whether through reinvestment of dividends or otherwise) within 30 days before or after the disposition. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

    The Fund will not be subject to Massachusetts income, corporate excise or franchise taxation as long as it qualifies as a RIC under the Code.


    Special tax rules apply to Individual Retirement Accounts ("IRAs") and shareholders investing through IRAs should consult their tax advisers for more information. Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number and certain required certifications, as well as shareholders with respect to whom the Fund has received notification from the Internal Revenue Service or a broker, may be subject to "backup" withholding of federal income tax from the Fund's dividends and distributions and the proceeds of redemptions (including repurchases and exchanges) at a rate of 31%. An individual's taxpayer identification number is generally his or her social security number.

    Non-resident alien individuals and certain foreign corporations and other foreign entities generally will be subject to a U.S. withholding tax at a rate of 30% on the Fund's distributions from its ordinary income and the excess of its net short-term capital gain over its net long-term capital loss, unless the tax is reduced or eliminated by an applicable tax treaty. Distributions from the excess of the Fund's net long-term capital gain over its net short-term capital loss received by such shareholders and any gain from the sale or other disposition of shares of the Fund generally will not be subject to U.S. federal income taxation, provided that non-resident alien status has been certified by the shareholder. Different U.S. tax consequences may result if the shareholder is engaged in a trade or business in the United States, is present in the United States for a sufficient period of time during a taxable year to be treated as a U.S. resident, or fails to provide any required certifications regarding status as a non-resident alien investor. Foreign shareholders should consult their tax advisers regarding the U.S. and foreign tax consequences of an investment in the Fund.


    The foregoing discussion does not describe many of the tax rules applicable to IRAs nor does it address the special tax rules applicable to certain other classes of investors, such as other retirement plans, tax-exempt entities, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to these or other special tax rules that may apply in their particular situations, as well as the state, local or foreign tax consequences of investing in the Fund.

                       PORTFOLIO SECURITY TRANSACTIONS
    Decisions concerning the execution of portfolio security transactions by the Portfolio, including the selection of the market and the broker-dealer firm, are made by an Adviser.

    An Adviser places the portfolio security transactions of the Portfolio and of certain other accounts managed by the Advisers for execution with many broker-dealer firms. An Adviser uses its best efforts to obtain execution of portfolio transactions at prices which are advantageous to the Portfolio and (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, an Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the general execution and operational capabilities of the broker-dealer, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, reliability, experience and financial condition of the broker-dealer, the value and quality of services rendered by the broker-dealer in other transactions, and the reasonableness of the commission, if any. Transactions on stock exchanges and other agency transactions involve the payment by the Portfolio of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities usually involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received by the Portfolio usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid by the Portfolio includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although commissions paid on portfolio transactions will, in the judgment of an Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Portfolio and an Adviser's other clients in part for providing brokerage and research services to an Adviser.

    As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction on behalf of the Portfolio may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if an Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of either that particular transaction or on the basis of overall responsibilities which an Adviser and its affiliates have for accounts over which it exercises investment discretion. In making any such determination, an Adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

    It is a common practice of the investment advisory industry for the advisers of investment companies, institutions and other investors to receive research, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealers which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, an Adviser may receive Research Services from broker-dealer firms with which the Adviser places the portfolio transactions of the Portfolio and from third parties with which these broker-dealers have arrangements. These Research Services may include such matters as general economic and market reviews, industry and company reviews, evaluations of securities and portfolio strategies and transactions and recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by an Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to an Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Portfolio is not reduced because an Adviser receives such Research Services. An Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient commissions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

    Subject to the requirement that an Adviser shall use its best efforts to seek to execute portfolio security transactions of the Portfolio at advantageous prices and at reasonably competitive commission rates or spreads, an Adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom Portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Eaton Vance. This policy is not inconsistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.


    Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by an Adviser or its affiliates. An Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and the portfolios of its other investment accounts whenever decisions are made to purchase or sell securities by the Portfolio and one or more of such other accounts simultaneously. In making such allocations, the main factors to be considered are the respective investment objectives of the Portfolio and such other accounts, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment by the Portfolio and such accounts, the size of investment commitments generally held by the Portfolio and such accounts and the opinions of the persons responsible for recommending investments to the Portfolio and such accounts. While this procedure could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Portfolio that the benefits available from an Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. For the period from the Portfolio's start of business, September 18, 1995, to February 29, 1996, the Portfolio paid brokerage commissions of $93,291 with respect to portfolio transactions. Of this amount, approximately $90,023 was paid in respect of portfolio security transactions aggregating approximately $24,606,579 to firms which provided some Research Services to the Adviser's organization (although many such firms may have been selected in any particular transaction primarily because of their execution capabilities).

                              OTHER INFORMATION
    On August 18, 1992 the Trust changed its name from Eaton Growth Fund to Eaton Vance Growth Trust. The Trust is a Massachusetts business trust established in 1989 as the successor to a corporation first organized in 1954. Eaton Vance, pursuant to its agreement with the Trust, controls the use of the words "Eaton Vance" and "EV" in the Trust's name and may use the words "Eaton Vance" or "EV" in other connections and for other purposes.

    The Declaration of Trust may be amended by the Trustees when authorized by a majority of the outstanding voting securities of the Trust affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes as do not have a materially adverse effect on the rights or interests of shareholders or if they deem it necessary to conform the Declaration to the requirements of federal laws or regulations. The Trust's by-laws provide that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


    Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of the Fund shareholders, and the Trust's By-Laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the Trust's By-laws also provide for indemnification out of the property of the Fund of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholders's risk of personal liability, is extremely remote.

    As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholder's meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-Laws, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Trust's By-Laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-Laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communicating with shareholders about such a meeting.

    In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

    The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

    The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the Securities and Exchange Commission, or during any emergency as determined by the Commission which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the Commission for the protection of investors.

                           INDEPENDENT ACCOUNTANTS
    On August 7, 1995, the Trustees appointed Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, as the independent accountants of the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission. The change in auditors was not due to disagreement on any matter of accounting principles or practices or financial statement disclosures. Coopers & Lybrand Chartered Accountants, Toronto, Canada, are the independent accountants for the Portfolio.

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV CLASSIC INFORMATION AGE FUND. The Fund became a series of the Trust on October 23, 1995.

                              FEES AND EXPENSES

MANAGER
    As of February 29, 1996, the Fund had net assets of $829,215. For the period from the start of business, November 22, 1995, to February 29, 1996, Eaton Vance earned management fees of $311 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    During the period from the start of business, November 22, 1995, to February 29, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $608 on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $883 and the Principal Underwriter received $13 in contingent deferred sales charges ("CDSCs") imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. As at February 29, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $51,000 (which amount was equivalent to 6.2% of the Fund's net assets on such day). During the period from the start of business, November 22, 1995, to February 29, 1996, the Fund made service fee payments to the Principal Underwriter and Authorized Firms aggregating $294 of which $203 was paid to Authorized Firms and the balance of which was retained by the Principal Underwriter.

PRINCIPAL UNDERWRITER
    For the period from the start of business, November 22, 1995, to February 29, 1996, the Fund paid the Principal Underwriter $5.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Fund or the Portfolio.) For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

                                                        ESTIMATED               ESTIMATED
                                                        AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION           FROM TRUST AND
  NAME                                                   FROM FUND            FROM PORTFOLIO           FUND COMPLEX
  ----                                                --------------          --------------        ------------------

  Donald R. Dwight ..............................          $50                    $2,500                 $135,000(2)
  Samuel L. Hayes, III ..........................           50                     2,500                  150,000(3)
  Norton H. Reamer ..............................           50                     2,500                  135,000
  John L. Thorndike .............................           50                     2,500                  140,000
  Jack L. Treynor ...............................           50                     2,500                  140,000

(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.

(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.


                            PRINCIPAL UNDERWRITER
    The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and states securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund reserves the right to suspend or limit the offering of shares to the public at any time.


    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN

    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.

    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.


    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distributions Charges under the Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e. whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Classic Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions, distribution fees and service fees to the Principal Underwriter which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions and service fees at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fee payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through the sales commissions, distribution fees and contingent deferred sales charges paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit in distributing shares of the Fund if at any point in time the aggregate amounts theretofore received by the Principal Underwriter from the Fund pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    The Plan provides that it shall continue in effect for so long as such continuance is approved at least annually by the vote of both a majority of
(i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and the Distribution Agreement may each be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance) and by the Board of Trustees of the Trust, including the Rule 12b-1 Trustees. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at lease quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to Authorized Firms under the Plan would provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                            PERFORMANCE INFORMATION
     The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the period from September 18, 1995 through February 29, 1996. The total return for the period prior to the Fund's commencement of operations on November 22, 1995 reflects the Portfolio's total return (or that of its predecessor) adjusted to reflect any applicable Fund CDSC. Total return for this time period has not been adjusted to reflect the Fund's distribution and service fees and certain other expenses. If such an adjustment were made, the performance would be lower.


                         VALUE OF A $1,000 INVESTMENT
                                                              VALUE AFTER       TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            VALUE BEFORE       DEDUCTING           DEDUCTING CDSC             DEDUCTING CDSC**
  INVESTMENT     INVESTMENT    AMOUNT OF   DEDUCTING CDSC       CDSC**       --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT     ON 2/29/96       ON 2/29/96      CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of
the Fund          9/18/95*      $1,000        $1,062.96        $1,052.96        6.30%           --          5.30%           --

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

 *Investment operations began November 22, 1995.
**No CDSC is imposed on certain redemptions. See the Fund's current
  Prospectus.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at February 29, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 69.5% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                EV CLASSIC INFORMATION AGE FUND
                                                      FINANCIAL STATEMENTS
                                              Statement of Assets and Liabilities
                                                 February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment in Information Age Portfolio (Portfolio), at value (Note 1A)
    (identified cost, $801,770)                                                                                  $     829,349
  Receivable for Fund shares sold                                                                                        5,014
  Deferred organization expenses (Note 1D)                                                                              47,810
                                                                                                                --------------
    Total assets                                                                                                 $     882,173
LIABILITIES:
  Accrued organization expense                                                        $      50,000
  Accrued expenses                                                                            2,958
                                                                                      --------------
    Total liabilities                                                                                                   52,958
                                                                                                                --------------
NET ASSETS for 80,537 shares of beneficial interest outstanding                                                  $     829,215
                                                                                                                ==============
SOURCES OF NET ASSETS:
  Paid-in capital                                                                                                $     811,044
  Accumulated net realized loss on investment transactions from Portfolio                                               (1,291)
  Accumulated net investment loss                                                                                       (8,117)
  Unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                                                                          27,579
                                                                                                                 -------------
    Total                                                                                                        $     829,215
                                                                                                                 =============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE (NOTE 7) PER SHARE
  ($829,215 (divided by) 80,537 shares of beneficial interest)                                                          $10.30
                                                                                                                        ======

                                            SEE NOTES TO FINANCIAL STATEMENTS

                                                STATEMENT OF OPERATIONS
                  For the period from the start of business, November 22, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of foreign taxes of $86)                                         $       1,116
  Interest income allocated from Portfolio                                                                               1,153
  Expenses allocated from Portfolio                                                                                     (2,131)
                                                                                                                 -------------
    Net investment income from Portfolio                                                                         $         138

  Expenses --
    Management fee (Note 3)                                                           $        311
    Custodian fee                                                                               83
    Distribution fees (Note 6)                                                               1,245
    Transfer and dividend disbursing agent fees                                                 47
    Printing and postage                                                                     2,646
    Legal and accounting services                                                              200
    Registration fees                                                                        1,000
    Amortization of organization expenses (Note 1D)                                          2,190
    Miscellaneous                                                                              533
                                                                                     -------------
               Total expenses                                                                                            8,255
                                                                                                                 -------------
                    Net investment loss                                                                          $      (8,117)
                                                                                                                 -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
     Net realized loss from Portfolio (identified cost basis) --
          Investment transactions                                                    $      (1,027)
          Foreign currency                                                                    (264)
                                                                                     -------------
               Net realized loss                                                                                 $      (1,291)
     Unrealized appreciation of investments                                                                             27,579
                                                                                                                 -------------
               Net realized and unrealized gain                                                                  $      26,288
                                                                                                                 -------------
                    Net increase in net assets from operations                                                   $      18,171
                                                                                                                 =============

                        SEE NOTES TO FINANCIAL STATEMENTS


                            STATEMENT OF CHANGES IN NET ASSETS

For the period from the start of business, November 22, 1995, to February 29, 1996 (Unaudited)
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
From operations --
     Net investment loss                                                              $    (8,117)
     Net realized loss from Portfolio                                                      (1,291)
     Unrealized appreciation from Portfolio                                                27,579
                                                                                      -----------
          Net decrease in net assets from operations                                  $    18,171
                                                                                      -----------
Transactions in shares of beneficial interest (Note 4) --
     Proceeds from sale of shares                                                     $   852,742
     Cost of shares redeemed                                                              (41,698)
                                                                                      -----------
          Increase in net assets from Fund share transactions                         $   811,044
                                                                                     ------------
               Net increase in net assets                                             $   829,215
NET ASSETS:
     At beginning of period                                                                --
                                                                                      -----------
     At end of period (including accumulated net investement loss of $8,117)          $   829,215
                                                                                      ===========

                                           SEE NOTES TO FINANCIAL STATEMENTS

                                   FINANCIAL HIGHLIGHTS
For the period from the start of business, November 22, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------

NET ASSET VALUE -- Beginning of period                                                 $  10.000
                                                                                       ---------
INCOME FROM OPERATIONS:
     Net investment loss                                                               $  (0.101)
     Net realized and unrealized gain on investments                                       0.401
                                                                                       ---------
          Total income from operations                                                 $   0.300
                                                                                       ---------
NET ASSET VALUe -- End of period                                                       $  10.300
                                                                                       =========
TOTAL RETURN (1)                                                                           3.00%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (000's omitted)                                         $    829
     Ratio of net expenses to average net assets *                                        8.01%+
     Ratio of net investment loss to average net assets                                  (6.26%)+

  *  Includes the Fund's share of Information Age Portfolio's allocated expenses.

  +  Annualized.

 (1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                        SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

-----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Classic Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (2.8% at February 29, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are amortized on the straight-line basis over five years.

E. INTERIM FINANCIAL INFORMATION - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Funds management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the period from the start of business, November 22, 1995 to February 29, 1996 the fee was equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period and amounted to $311. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser, administrative fees, and custody fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

-----------------------------------------------------------------------------
(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business, November 22, 1995, to February 29, 1996 were as follows:

Sales                                                        84,673
Issued to shareholders electing to receive payments
of distributions in Fund shares                                 --
Redemptions                                                  (4,136)
                                                             ------
Net increase                                                 80,537
                                                             ======

-----------------------------------------------------------------------------
(5) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $849,742 and $44,804, respectively.

-----------------------------------------------------------------------------
(6) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid or accrued $934 to or payable to EVD for the period from the start of business, November 22, 1995 to February 29, 1996, representing 0.75% of average daily net assets. At February 29, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $51,000.

In addition, the Plan permits the Fund to make monthly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Fund paid or accured service fees to or payable to EVD for the period from the start of business, November 22, 1995 to February 29, 1996, in the amount of $311. EVD makes monthly service fee payments to Authorized Firms in amounts anticipated to be equivalent to 0.25%, annualized, of the assets maintained in the Fund by their customers. EVD currently expects to pay to an Authorized Firm a service fee at the time of sale equal to 0.25% of the purchase price of the shares sold by such Firm and montly payments of service fees in amounts not expected to exceed 0.25% per annum of the Funds' average daily net assets based on a value of Fund shares sold by such Firm and remaining oustanding for at least one year. During the first year after a purchase of Fund shares, EVD will retain the service fee as reimbursement for the service fee payment made to an Authorized Firm at the time of sale. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct form the sales commissions and distribution fees payable by the Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain officers and Trustees of the Fund are officers or directors of EVD.

-----------------------------------------------------------------------------
(7) CONTINGENT DEFERRED SALES CHARGE
Shares purchased and redeemed within the first year of their purchase (except shares acquired through the reinvestment of distributions) generally will be subject to a contingent deferred sales charge at a rate of one percent of redemption proceeds, exclusive of all reinvestments and capital appreciation in the account. No contingent deferred sales charge is imposed on exchanges for shares of other funds in the Eaton Vance Classic Group of Funds or Eaton Vance Money Market Fund which are distributed with a contingent deferred sales charge. EVD received $13 of CDSC for the period from the start of business, November 22, 1995 to February 29, 1996.

EV CLASSIC
INFORMATION
AGE FUND

OFFICERS
----------------------
James B. Hawkes
President and Trustee

M. Dozier Gardner
Vice President

William D. Burt
Vice President

Barclay Tittmann
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary


INDEPENDENT TRUSTEES
-----------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset
Management Corporation

John L. Thorndike
Director, Fiduciary Incorporated Company

Jack L. Treynor
Investment Adviser and Consultant

INFORMATION
AGE PORTFOLIO

OFFICERS
-----------------------
James B. Hawkes
President and Trustee

William Chisholm
Vice President

Michel Normandeau
Vice President

Raymond O'Neil
Vice President

Duncan W. Richardson
Vice President

Hon. Robert Lloyd George
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

INDEPENDENT TRUSTEES
------------------------
Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspapers of New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment Banking,
Harvard University Graduate School of Business Administration

Norton H. Reamer
President and Director, United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Incorporated Company

Jack L. Treynor
Investment Adviser and Consultant

                                                     INFORMATION AGE PORTFOLIO
                                                      PORTFOLIO OF INVESTMENTS
                                                         February 29, 1996
                                                             (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                       Common Stock -- 94.6%
------------------------------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                                                SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 10.7%
     Benpress Holdings GDR+                                                                     32,000          $   232,000
     Bimantra Citra+                                                                           380,000              447,010
     Comcast Corp.                                                                              22,000              431,750
     Evergreen Media Corp. Class A                                                              15,000              496,875
     General Motors Corp. Class H                                                                5,000              286,250
     Media General, Inc. Class A                                                                 6,000              224,250
     Sistem TV Malaysia+                                                                        51,000              165,097
     Telecommunications International Class A                                                    5,000              107,500
     Television Broadcasts Ltd.+                                                               110,000              418,321
     Westinghouse Electric                                                                      22,000              407,000
                                                                                                                ------------
                                                                                                                $ 3,216,053
                                                                                                                ------------
Business, Computer, & Financial Services -- 10.6%
     Automatic Data Processing, Inc.                                                             8,000          $   310,000
     Ceridian Corp.                                                                             10,500              451,500
     Desktop Data                                                                               16,000              488,000
     First Data Corp.                                                                            4,000              277,000
     Hitachi Maxell Ltd. ADR+                                                                   24,000              447,659
     Intelcom Group, Inc.                                                                       10,000              161,250
     INTUIT Inc.                                                                                 6,000              400,500
     Omnicom Group                                                                              15,000              613,125
                                                                                                                ------------
                                                                                                                $ 3,912,034
                                                                                                                ------------
Computer Hardware & Software -- 8.3%
     Inso Corp.                                                                                  4,500          $   221,625
     International Business Machines Corp.                                                       3,000              367,875
     LSI Logic                                                                                   8,000              221,000
     Microchip Technology, Inc.                                                                 10,000              277,500
     Microsoft Corp.                                                                             4,000              394,750
     Misys PLC+                                                                                 23,000              250,134
     NTT Data Communications Systems Corp.+                                                         90              265,511
     Oracle Corp.                                                                                6,000              312,000
     Secom Co. Ltd.+                                                                             3,000              187,286
                                                                                                                ------------
                                                                                                                $ 2,497,681
                                                                                                                ------------
Electronics -- 4.2%
     KCE Electronics PLC+                                                                       93,000          $   505,395
     Samsung Electronics GDR+                                                                    4,000              368,000
     Sharp Corp.+                                                                               25,000              390,179
                                                                                                                ------------
                                                                                                                $ 1,263,574
                                                                                                                ------------
Entertainment -- 24.6%
     Cablevision Systems Corp.                                                                   5,000          $   290,625
     Carlton Communications+                                                                    55,000              352,360
     Gaylord Entertainment                                                                      12,000              321,000
     Grammy Entertainment PLC+                                                                  50,000              476,002
     Havas SA+                                                                                   5,500              415,741
     Media of Medias PLC+                                                                       50,000              353,035
     New World Communications Group                                                             11,000              206,250
     News Corporation Ltd.+                                                                     60,000              341,295
     News International PLC+                                                                   100,000              464,886
     Nintendo Corp. Ltd.+                                                                        5,000              337,838
     Pearson PLC+                                                                               60,000              628,860
     Polygram+                                                                                   8,000              466,954
     Seagrams Co. Ltd.                                                                          12,000              412,500
     Shaw Brothers Ltd.+                                                                       300,000              349,248
     Sony Corp.+                                                                                10,000              586,223
     Thomas Nelson Inc.                                                                         30,000              468,750
     United States Satellite Broadcasting Co.                                                   10,000              325,000
     US West Media Group                                                                         8,000              167,000
     Viacom Inc. Class B                                                                        12,000              471,000
                                                                                                                ------------
                                                                                                                $ 7,434,567
                                                                                                                ------------
Miscellaneous -- 4.4%
     Eastman Kodak Co.                                                                           8,000          $   572,000
     Fuji Photo Film ADR+                                                                       13,000              368,671
     Xerox Corp.                                                                                 3,000              390,750
                                                                                                                ------------
                                                                                                                $ 1,331,421
                                                                                                                ------------
Online Service -- 0.5%
     H&R Block                                                                                   4,500          $   159,188
                                                                                                                ------------
Publishing -- 12.1%
     Dorling Kindersley PLC+                                                                    40,000          $   317,685
     Dow Jones & Co., Inc.                                                                      10,000              390,000
     McGraw-Hill Companies, Inc.                                                                 5,500              480,563
     United News & Media PLC+                                                                   50,000              493,224
     Reuters Holding PLC+                                                                       73,000              785,846
     Springer Axel Verlag AG+                                                                      800              541,884
     Wolters Kluwer NV+                                                                          6,000              645,710
                                                                                                                ------------
                                                                                                                $ 3,654,912
                                                                                                                ------------
Semiconductors & Semi Equipment- 4.1%
     AMP Inc.                                                                                    7,000          $   298,375
     Applied Materials, Inc.                                                                     8,000              286,000
     Intel Corp.                                                                                 7,000              411,687
     Singapore Press Holdings Ltd.+                                                             12,000              242,184
                                                                                                                ------------
                                                                                                                $ 1,238,246
                                                                                                                ------------
Telephone Services -- 14.8%
     Ameritech Corp.                                                                             7,000          $   403,375
     AT&T Corp.                                                                                  8,000              509,000
     British Telecommunications PLC+                                                            70,000              399,181
     Frontier Corp.                                                                             16,000              480,000
     Nippon Telegraph & Telephone+                                                                  20              152,265
     NYNEX Corp.                                                                                 6,500              334,750
     SBC Communications                                                                          7,500              411,563
     STET+                                                                                     180,000              550,363
     Tele Denmark B+                                                                            10,000              588,442
     Telecom Italia Mobile SA+                                                                 240,000              440,599
     US West Inc.                                                                                6,000              196,500
                                                                                                                ------------
                                                                                                                $ 4,466,038
                                                                                                                ------------
Telecommunications Equipment -- 0.3%
     Nokia Corp.+                                                                                3,000          $   104,346
                                                                                                                ------------
          Total Common Stocks (identified cost, $27,438,915)                                                    $28,558,060
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Convertible Bond -- 0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PAR VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Havas SA, 12.75, 1/1/03+ (identified cost, $44,743)                                       225,000          $    44,424
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                           Short-Term Obligation -- 8.5%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          FACE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     FHLMC Discount Notes, 5.30s, 3/1/96, at amortized cost                                $ 2,565,000          $ 2,565,000
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Put Options Purchased -- 0.3%
------------------------------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                            OF CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Option to Deliver/Receive, Strike Price, Expiration Date:
     JPY/USD, 100.5, April 1996                                                                 1,000          $    11,439
     JPY/USD, 101.85, December 1996                                                             1,000               67,452
                                                                                                               ------------
          TOTAL PUT OPTIONS PURCHASED (PREMIUMS PAID, $66,804)                                                 $    78,891
                                                                                                               ------------
          TOTAL INVESTMENTS (IDENTIFIED COST, $30,115,462)                                                     $31,246,375
          OTHER ASSETS, LESS LIABILITIES -- (3.5%)                                                              (1,068,758)
                                                                                                               ------------
          Net Assets -- 100%                                                                                   $30,177,617
                                                                                                               ============
+Foreign Security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
JPY -- Japanese Yen
USD -- United States Dollars

                                           SEE NOTES TO FINANCIAL STATEMENTS


                                                  FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

                                          STATEMENT OF ASSETS AND LIABILITIES
                                             February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Note 1A) (identified cost, $30,115,462)                                           $  31,246,375
     Cash                                                                                                             1,721
     Cash denominated in foreign currencies (cost, $3,649)                                                            3,652
     Dividends receivable                                                                                            24,993
     Deferred organization expenses (Note 1C)                                                                         5,693
                                                                                                              --------------
          Total assets                                                                                        $  31,282,434
LIABILITIES:
     Payable for investments purchased                                                    $   1,091,510
     Payable to affiliate --
          Trustees' fees                                                                            255
     Accrued expenses                                                                            13,052
                                                                                          --------------
          Total liabilities                                                                                      1,104,817
                                                                                                             --------------
NET ASSETS applicable to investors' interest in Portfolio                                                    $  30,177,617
                                                                                                             ==============
SOURCES OF NET ASSETS:
     Net proceeds from capital contributions and withdrawals                                                 $  29,046,626
     Net unrealized appreciation of investments
          (computed on the basis of identified cost)                                                             1,130,991
                                                                                                             --------------
               Total                                                                                         $  30,177,617
                                                                                                             ==============

                        SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                               STATEMENT OF OPERATIONS
           For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Income --
          Dividends (net of foreign taxes of $3,764)                                                         $      55,448
          Interest                                                                                                  98,054
                                                                                                             --------------
               Total income                                                                                  $     153,502
     Expenses --
          Investment adviser fee (Note 2)                                                $      56,494
          Administration fee (Note 2)                                                           18,684
          Compensation of Trustees not members of the
               Investment Adviser's organization (Note 2)                                          255
          Custodian fees (Note 2)                                                               32,717
          Legal and accounting services                                                          2,421
          Amortization of organization expenses (Note 1C)                                          557
          Miscellaneous                                                                             91
                                                                                         --------------
               Total expenses                                                                                      111,219
                                                                                                             --------------
                    Net investment income                                                                    $      42,283
                                                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) (identified cost basis) --
          Investment transactions                                                        $      13,127
          Foreign currency                                                                     (22,612)
                                                                                         --------------
               Net realized loss                                                                             $       (9,485)
     Unrealized appreciation --
          Investments (identified cost basis)                                            $   1,130,913
          Foreign currency                                                                          78
                                                                                         --------------
               Net unrealized appreciation                                                                       1,130,991
                                                                                                             --------------
                    Net realized and unrealized gain on investments                                          $   1,121,506
                                                                                                             --------------
                         Net increase in net assets from operations                                          $   1,163,789
                                                                                                             ==============

                                         SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                         STATEMENT OF CHANGES IN NET ASSETS
            For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations --
          Net investment income                                                                                $    42,283
          Net realized loss on investment transactions                                                              (9,485)
          Change in unrealized appreciation of investments                                                       1,130,991
                                                                                                               ------------
               Increase in net assets from operations                                                          $ 1,163,789
                                                                                                               ------------
     Capital transactions --
          Contributions                                                                                        $30,122,764
          Withdrawals                                                                                           (1,208,936)
                                                                                                               ------------
               Increase in net assets resulting from capital transactions                                      $28,913,828
                                                                                                               ------------
                    Total increase in net assets                                                               $30,077,617
NET ASSETS:
     At beginning of period                                                                                        100,000
                                                                                                               ------------
     At end of period                                                                                          $30,177,617
                                                                                                               ============

                                          SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                               SUPPLEMENTARY DATA
            For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (As a percentage of average daily net assets):
     Expenses                                                                                                        1.48%+
     Net investment income                                                                                           0.56%+
PORTFOLIO TURNOVER                                                                                                     25%
AVERAGE COMMISION RATE PAID *                                                                                      3.1970%
NET ASSETS, end of period (000 omitted)                                                                         $  30,178
+     Computed on an annualized basis.
*     Average Commision rate paid is computed by dividing the total dollar amount of commissions paid by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                                            SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES

Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. FEDERAL TAXES - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

C. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. OTHER - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. INTERIM FINANCIAL INFORMATION - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

------------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM) and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM, (the Advisers) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996 the adviser fee was 0.75% of average net assets. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996, the administration fee was 0.25% of average net assets. Except as to Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company
(IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. No significant credit balances were used to reduce the Porfolio's custody fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

------------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $31,185,752 and $3,648,417, respectively.

------------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investments owned at February 29, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                 $30,115,527
                                               ===========
Gross unrealized appreciation                  $ 1,790,271
Gross unrealized depreciation                      659,358
                                               -----------
  Net unrealized appreciation                  $ 1,130,913
                                               ===========

------------------------------------------------------------------------------
(5) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

------------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at February 29, 1996.

------------------------------------------------------------------------------
(7) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

Graphic omitted
EV Door Logo

EV CLASSIC
INFORMATION AGE FUND
-------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
APRIL 1, 1996

EV CLASSIC
INFORMATION AGE FUND
24 FEDERAL STREET
BOSTON, MA 02110
-------------------------------------------------------

SPONSOR AND MANAGER OF EV CLASSIC INFORMATION AGE FUND
ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
Eaton Vance Management and Research, 24 Federal Street, Boston, MA 02110

CO-ADVISERS OF INFORMATION AGE PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investors Services Group, Inc., BOS725
P.O. Box 1559, Boston, MA 02104 (800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109


C-IASAI

                     STATEMENT OF ADDITIONAL INFORMATION

                                   PART II

    This Part II provides information about EV MARATHON INFORMATION AGE FUND. The Fund became a series of the Trust on June 19, 1995.


                              FEES AND EXPENSES
MANAGER
    As of February 29, 1996, the Fund had net assets of $15,747,684. For the period from the start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned management fees of $9,968 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).


DISTRIBUTION PLAN
    For the period from the start of business, September 18, 1995, to February 29, 1996, the Principal Underwriter paid to Authorized Firms sales commissions of $550,145 on sales of shares of the Fund. During the same period, the Fund made sales commission payments under the Plan to the Principal Underwriter aggregating $29,905 and the Principal Underwriter received $14,000 in contingent deferred sales charges ("CDSCs") imposed on early redeeming shareholders. These sales commissions and CDSC payments reduced Uncovered Distribution Charges under the Plan. For the period from the start of business, September 18, 1995, to February 29, 1996, the outstanding Uncovered Distribution Charges of the Principal Underwriter calculated under the Plan amounted to approximately $716,000 (which amount was equivalent to 4.5% of the Fund's net assets on such day). The Fund expects to begin making service fee payments during the quarter ending September 30, 1996.

PRINCIPAL UNDERWRITER
    For the period from the start of business, September 18, 1995, to February 29, 1996, the Fund paid the Principal Underwriter $17.50 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

TRUSTEES

    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex(1):


                                                        ESTIMATED               ESTIMATED
                                                        AGGREGATE               AGGREGATE             TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION             FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO             FUND COMPLEX
  ----                                                 ------------           --------------          ------------------
  Donald R. Dwight ..............................          $50                    $2,500                 $135,000(2)
  Samuel L. Hayes, III ..........................           50                     2,500                  150,000(3)
  Norton H. Reamer ..............................           50                     2,500                  135,000
  John L. Thorndike .............................           50                     2,500                  140,000
  Jack L. Treynor ...............................           50                     2,500                  140,000

(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.

                            PRINCIPAL UNDERWRITER
    The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. Under the Distribution Agreement the Principal Underwriter acts as principal in selling shares of the Fund. The expenses of printing copies of prospectuses used to offer shares to financial service firms ("Authorized Firms") or investors and other selling literature and of advertising is borne by the Principal Underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and states securities laws is borne by the Fund. In addition, the Fund makes payments to the Principal Underwriter pursuant to its Distribution Plan as described in the Fund's current prospectus; the provisions of the plan relating to such payments are included in the Distribution Agreement. The Distribution Agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Fund's Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding voting securities of the Fund or on six months' notice by the Principal Underwriter and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Fund reserves the right to suspend or limit the offering of shares to the public at any time.


    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.


                              DISTRIBUTION PLAN
    The Distribution Plan (the "Plan") is described in the Prospectus and is designed to meet the requirements of Rule 12b-1 under the 1940 Act and the NASD Rule. The purpose of the Plan is to compensate the Principal Underwriter for its distribution services and facilities provided to the Fund by paying the Principal Underwriter sales commissions and a separate distribution fee in connection with sales of Fund shares. The following supplements the discussion of the Plan contained in the Fund's Prospectus.


    The amount payable by the Fund to the Principal Underwriter pursuant to the Plan as sales commissions and distribution fees with respect to each day will be accrued on such day as a liability of the Fund and will accordingly reduce the Fund's net assets upon such accrual, all in accordance with generally accepted accounting principles. The amount payable on each day is limited to 1/365 of .75% of the Fund's net assets on such day. The level of the Fund's net assets changes each day and depends upon the amount of sales and redemptions of Fund shares, the changes in the value of the investments held by the Portfolio, the expenses of the Fund and the Portfolio accrued and allocated to the Fund on such day, income on portfolio investments of the Portfolio accrued and allocated to the Fund on such day, and any dividends and distributions declared on Fund shares. The Fund does not accrue possible future payments as a liability of the Fund or reduce the Fund's current net assets in respect of unknown amounts which may become payable under the Plan in the future because the standards for accrual of such a liability under accounting principles have not been satisfied.

    The Plan provides that the Fund will receive all contingent deferred sales charges and will make no payments to the Principal Underwriter in respect of any day on which there are no outstanding Uncovered Distribution Charges of the Principal Underwriter. Contingent deferred sales charges and accrued amounts will be paid by the Fund to the Principal Underwriter whenever there exist Uncovered Distributions Charges under the Plan.

    Periods with a high level of sales of Fund shares accompanied by a low level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to increase the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter. Conversely, periods with a low level of sales of Fund shares accompanied by a high level of early redemptions of Fund shares resulting in the imposition of contingent deferred sales charges will tend to reduce the time during which there will exist Uncovered Distribution Charges of the Principal Underwriter.

    In calculating daily the amount of uncovered distribution charges, distribution charges will include the aggregate amount of sales commissions and distribution fees theretofore paid plus the aggregate amount of sales commissions and distribution fees which the Principal Underwriter is entitled to be paid under the Plan since its inception. Payments theretofore paid or payable under the Plan by the Fund to the Principal Underwriter and contingent deferred sales charges theretofore paid or payable to the Principal Underwriter will be subtracted from such distribution charges; if the result of such subtraction is positive, a distribution fee (computed at 1% over the prime rate then reported in The Wall Street Journal) will be computed on such amount and added thereto, with the resulting sum constituting the amount of uncovered distribution charges with respect to such day. The amount of outstanding uncovered distribution charges of the Principal Underwriter calculated on any day does not constitute a liability recorded on the financial statements of the Fund.

    The amount of uncovered distribution charges of the Principal Underwriter at any particular time depends upon various changing factors, including the level and timing of sales of Fund shares, the nature of such sales (i.e. whether they result from exchange transactions, reinvestments or from cash sales through Authorized Firms), the level and timing of redemptions of Fund shares upon which a contingent deferred sales charge will be imposed, the level and timing of redemptions of Fund shares upon which no contingent deferred sales charge will be imposed (including redemptions involving exchanges of Fund shares for shares of another fund in the Eaton Vance Marathon Group of Funds which result in a reduction of uncovered distribution charges), changes in the level of the net assets of the Fund, and changes in the interest rate used in the calculation of the distribution fee under the Plan.

    As currently implemented by the Trustees, the Plan authorizes payments of sales commissions and distribution fees to the Principal Underwriter and service fees to the Principal Underwriter and Authorized Firms which may be equivalent, on an aggregate basis during any fiscal year of the Fund, to 1% of the Fund's average daily net assets for such year. For the sales commission and service fee payments made by the Fund and the outstanding uncovered distribution charges of the Principal Underwriter, see "Fees and Expenses -- Distribution Plan" in this Part II. The Fund believes that the combined rate of all these payments may be higher than the rate of payments made under distribution plans adopted by many other investment companies pursuant to Rule 12b-1. Although the Principal Underwriter will use its own funds (which may be borrowed from banks) to pay sales commissions at the time of sale, it is anticipated that the Eaton Vance organization will profit by reason of the operation of the Plan through an increase in the Fund's assets (thereby increasing the management fee payable to Eaton Vance by the Fund and the administration fee payable to Eaton Vance by the Portfolio) resulting from sale of Fund shares and through the sales commissions and distribution fees and contingent deferred sales charges paid to the Principal Underwriter. The Eaton Vance organization may be considered to have realized a profit in distributing shares of the Fund if at any point in time the aggregate amounts theretofore received by the Principal Underwriter from the Fund pursuant to the Plan and from contingent deferred sales charges have exceeded the total expenses theretofore incurred by such organization in distributing shares of the Fund. Total expenses for this purpose will include an allocable portion of the overhead costs of such organization and its branch offices, which costs will include without limitation leasing expense, depreciation of building and equipment, utilities, communication and postage expense, compensation and benefits of personnel, travel and promotional expense, stationery and supplies, literature and sales aids, interest expense, data processing fees, consulting and temporary help costs, insurance, taxes other than income taxes, legal and auditing expense and other miscellaneous overhead items. Overhead is calculated and allocated for such purpose by the Eaton Vance organization in a manner deemed equitable to the Fund.


    Pursuant to Rule 12b-1, the Plan has been approved by the Fund's initial sole shareholder (Eaton Vance Management) and by the Board of Trustees of the Trust as required by Rule 12b-1. The Plan provides that it shall continue for so long as such continuance is approved at least annually by the vote of both a majority of (i) the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Rule 12b-1 Trustees") and (ii) all of the Trustees then in office, and the Distribution Agreement contains a similar provision. The Plan and the Distribution Agreement may each be terminated at any time by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. The provisions of the Plan relating to payments of sales commissions and distribution fees to the Principal Underwriter are also included in the Distribution Agreement between the Trust on behalf of the Fund and the Principal Underwriter. Under the Plan the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at lease quarterly, a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees as required by Rule 12b-1. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.


    The Trustees of the Trust believe that the Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which will benefit the Fund and its shareholders. Payments for sales commissions and distribution fees made to the Principal Underwriter under the Plan will compensate the Principal Underwriter for its services and expenses in distributing shares of the Fund. Service fee payments made to Authorized Firms under the Plan would provide incentives to provide continuing personal services to investors and the maintenance of shareholder accounts. By providing incentives to the Principal Underwriter and Authorized Firms, the Plan is expected to result in the maintenance of, and possible future growth in, the assets of the Fund. Based on the foregoing and other relevant factors, the Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from September 18, 1995 through February 29, 1996.



                                              VALUE OF         VALUE OF
                                               INVEST-          INVEST-
                                             MENT BEFORE      MENT AFTER        TOTAL RETURN BEFORE          TOTAL RETURN AFTER
                                            DEDUCTING THE    DEDUCTING THE       DEDUCTING THE CDSC         DEDUCTING THE CDSC**
  INVESTMENT     INVESTMENT    AMOUNT OF       CDSC ON         CDSC** ON     --------------------------  --------------------------
    PERIOD          DATE      INVESTMENT       2/29/96          2/29/96       CUMULATIVE    ANNUALIZED    CUMULATIVE    ANNUALIZED
--------------  ------------  -----------  ---------------  ---------------  ------------  ------------  ------------  ------------
Life of the
Fund              9/18/95*      $1,000        $1,071.00        $1,021.00        7.10%           --          2.10%           --


    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------

 *Investment operations began on September 18, 1995.
**No CDSC is imposed on certain redemptions. See the Fund's current
  Prospectus.

             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at February 29, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246 was the record owner of approximately 32.6% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.

                                                EV MARATHON INFORMATION AGE FUND
                                                      FINANCIAL STATEMENTS
----------------------------------------------------------------------------------------------------------------------------
                                               Statement of Assets and Liabilities
                                                  February 29, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment in Information Age Portfolio (Portfolio), at value (Note 1A)
    (identified cost, $14,913,623)                                                                              $  15,479,823
  Receivable for Fund shares sold                                                                                     287,847
  Deferred organization expenses (Note 1D)                                                                             45,539
  Tax reclaim receivable                                                                                                  318
                                                                                                                -------------
    Total assets                                                                                                $  15,813,527
LIABILITIES:
  Payable for Fund shares redeemed                                                         $       9,868
  Payable to affiliate --
    Trustees' fees                                                                                    57
  Accrued organization expense                                                                    50,000
  Accrued expenses                                                                                 5,918
                                                                                           -------------
    Total liabilities                                                                                                  65,843
                                                                                                                -------------
NET ASSETS for 1,469,869 shares of beneficial interest outstanding                                              $  15,747,684
                                                                                                                =============
SOURCES OF NET ASSETS:
  Paid-in Capital                                                                                               $  15,215,028
  Accumulated net realized gain on investment transactions from Portfolio                                                 122
  Accumulated net investment loss                                                                                     (33,666)
  Unrealized appreciation of investments from Portfolio
    (computed on the basis of identified cost)                                                                        566,200
                                                                                                                -------------
    Total                                                                                                       $  15,747,684
                                                                                                                =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE (NOTE 6) PER SHARE
  ($15,747,684 (divided by) 1,469,869 shares of beneficial interest                                                    $10.71
                                                                                                                       ======

                        SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
                                                         STATEMENT OF OPERATIONS
                      For the period from the start of business, September 18, 1995 to February 29, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1B):
  Dividend income allocated from Portfolio (net of foreign taxes, $1,912)                                       $      28,690
  Interest income allocated from Portfolio                                                                             53,596
  Expenses allocated from Portfolio                                                                                   (58,050)
                                                                                                                -------------
    Total investment income                                                                                     $      24,236
  Expenses --
    Management fee (Note 3)                                                                $       9,968
    Compensation of Trustees not members of the Manager's organization (Note 3)                       57
    Custodian fee (Note 3)                                                                           416
    Distribution fees (Note 5)                                                                    29,905
    Transfer and dividend disbursing agent fees                                                    4,117
    Printing and postage                                                                           3,192
    Legal and accounting services                                                                    215
    Registration fees                                                                              2,700
    Amortization of organization expenses (Note 1D)                                                4,461
    Miscellaneous                                                                                  2,871
                                                                                           -------------
      Total expenses                                                                                                   57,902
                                                                                                                -------------
        Net investment loss                                                                                     $     (33,666)
                                                                                                                -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized gain from Portfolio (identified cost basis) --
    Investment transactions                                                                      $12,448
    Foreign currency                                                                             (12,326)
                                                                                           -------------
      Net realized gain                                                                                         $         122
  Unrealized appreciation of investments                                                                              566,200
                                                                                                                -------------
      Net realized and unrealized gain                                                                          $     566,322
                                                                                                                -------------
        Net increase in net assets from operations                                                              $     532,656
                                                                                                                =============

                        SEE NOTES TO FINANCIAL STATEMENTS

----------------------------------------------------------------------------------------------------------------------------
                                          STATEMENT OF CHANGES IN NET ASSETS
              For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
  Net investment loss                                                                                   $   (33,666)
  Net realized gain from Portfolio                                                                              122
  Unrealized appreciation from Portfolio                                                                    566,200
                                                                                                        -----------
    Net increase in net assets from operations                                                          $   532,656
                                                                                                        -----------
Transactions in shares of beneficial interest (Note 4) --
  Proceeds from sale of shares                                                                          $15,935,778
  Cost of shares redeemed                                                                                  (720,750)
    Increase in net assets from Fund share transactions                                                 $15,215,028
                                                                                                        -----------
      Net increase in net assets                                                                        $15,747,684
NET ASSETS:
  At beginning of period                                                                                         --
                                                                                                        -----------
  At end of period (including accumulated net investment loss of $33,666)                               $15,747,684
                                                                                                        ===========

                        SEE NOTES TO FINANCIAL STATEMENTS


----------------------------------------------------------------------------------------------------------------------------
                                               FINANCIAL HIGHLIGHTS
            For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE - Beginning of period                                                                      $ 10.000
                                                                                                           --------
INCOME FROM OPERATIONS:
  Net investment loss                                                                                     $  (0.023)
  Net realized and unrealized gain on investments                                                             0.733
                                                                                                           --------
    Total income from operations                                                                           $  0.710
                                                                                                           --------
NET ASSET VALUE - End of period                                                                            $ 10.710
                                                                                                           ========
TOTAL RETURN (1)                                                                                              7.10%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)                                                                $ 15,748
  Ratio of net expenses to average net assets *                                                               2.90%+
  Ratio of net investment loss to average net assets                                                         (0.84%)+

  *  Includes the Fund's share of Information Age Portfolio's allocated expenses
  +  Annualized.
(1)  Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported.  Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                        SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
---------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES
EV Marathon Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (51.3% at February 29,1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization are being amortized on the straight- line basis over five years.

E. INTERIM FINANCIAL INFORMATION - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

---------------------------------------------------------------------------
(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the record date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

---------------------------------------------------------------------------
(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the period ended February 29, 1996 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $9,968. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Investors Bank & Trust Company (IBT), serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or Portfolio maintains with IBT. No significant credit balances were used to reduce the Funds custody fees. Certain officers and Trustees of the Fund and the Portfolio are officers and directors/trustees of the above organizations. In addition, investment adviser, administrative fees, and custodian fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

---------------------------------------------------------------------------
(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business September 18, 1995 to February 29, 1996 were as follows:

                                FOR THE PERIOD ENDED
                               ----------------------
                                 FEBRUARY 29, 1996
                                 -----------------
Sales                                  1,539,542
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                              --
Redemptions                              (69,673)
                                       ---------
  Net increase                         1,469,869
                                       =========

---------------------------------------------------------------------------
(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) amounts equal to 1/365 of 0.75% of the Fund's daily net assets, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the shares sold plus, (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note
6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of the Fund and, accordingly, reduces the Fund's net assets. The Fund paid $29,905 to EVD for the period from the start of business September 18, 1995 to February 29, 1996, representing 0.75% of average daily net assets. At February 29, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $716,000.

In addition, the Plan authorizes the Fund to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly payments of service fees to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% per annum of the Fund's average daily net assets based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such, are not subject to automatic discontinuance where there are no outstanding Uncovered Distribution Charges of EVD. The fund expects to begin accruing for its service fee payments during the quarter ending September 30, 1996.

Certain officers and Trustees of the Fund are officers or directors of EVD.

---------------------------------------------------------------------------
(6) CONTINGENT DEFERRED SALES CHARGE
A contingent deferred sales charge (CDSC) is imposed on any redemption of Fund shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each year thereafter. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $14,000 of CDSC paid by shareholders for the period ended February 29, 1996.

---------------------------------------------------------------------------
(7) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $15,647,930 and $758,349, respectively.

EV MARATHON                           INFORMATION
INFORMATION                           AGE PORTFOLIO
AGE FUND

OFFICERS                              OFFICERS
--------------------                  ------------------------
James B. Hawkes                       James B. Hawkes
President and Trustee                 President and Trustee

M. Dozier Gardner                     William Chisholm
Vice President                        Vice President

William D. Burt                       Michel Normandeau
Vice President                        Vice President

Barclay Tittmann                      Raymond O'Neil
Vice President                        Vice President

James L. O'Connor                     Duncan W. Richardson
Treasurer                             Vice President

Thomas Otis                           Hon. Robert Lloyd George
Secretary                             Vice President

                                      James L. O'Connor
                                      Treasurer

                                      Thomas Otis
                                      Secretary

INDEPENDENT TRUSTEES                  INDEPENDENT TRUSTEES
--------------------                  --------------------
Donald R. Dwight                      Donald R. Dwight
President, Dwight Partners, Inc.      President, Dwight Partners, Inc.
Chairman, Newspapers of               Chairman, Newspapers of
New England, Inc.                     New England, Inc.

Samuel L. Hayes, III                  Samuel L. Hayes, III
Jacob H. Schiff Professor of          Jacob H. Schiff Professor of Investment
Investment Banking, Harvard           Banking, Harvard University Graduate
University Graduate School            School of Business Administration
of Business Administration
                                      Norton H. Reamer
Norton H. Reamer                      President and Director, United Asset
President and Director, United        Management Corporation
Asset Management Corporation
                                      John L. Thorndike
John L. Thorndike                     Director, Fiduciary Incorporated
Director, Fiduciary Incorporated      Company
Company
                                      Jack L. Treynor
Jack L. Treynor                       Investment Adviser and Consultant
Investment Adviser and Consultant

                                                  INFORMATION AGE PORTFOLIO
                                                   PORTFOLIO OF INVESTMENTS
                                                      February 29, 1996
                                                          (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                                     Common Stock -- 94.6%
------------------------------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                                                SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------------------
Broadcasting -- 10.7%
     Benpress Holdings GDR+                                                                     32,000          $   232,000
     Bimantra Citra+                                                                           380,000              447,010
     Comcast Corp.                                                                              22,000              431,750
     Evergreen Media Corp. Class A                                                              15,000              496,875
     General Motors Corp. Class H                                                                5,000              286,250
     Media General, Inc. Class A                                                                 6,000              224,250
     Sistem TV Malaysia+                                                                        51,000              165,097
     Telecommunications International Class A                                                    5,000              107,500
     Television Broadcasts Ltd.+                                                               110,000              418,321
     Westinghouse Electric                                                                      22,000              407,000
                                                                                                                ------------
                                                                                                                $ 3,216,053
                                                                                                                ------------
Business, Computer, & Financial Services -- 10.6%
     Automatic Data Processing, Inc.                                                             8,000          $   310,000
     Ceridian Corp.                                                                             10,500              451,500
     Desktop Data                                                                               16,000              488,000
     First Data Corp.                                                                            4,000              277,000
     Hitachi Maxell Ltd. ADR+                                                                   24,000              447,659
     Intelcom Group, Inc.                                                                       10,000              161,250
     INTUIT Inc.                                                                                 6,000              400,500
     Omnicom Group                                                                              15,000              613,125
                                                                                                                ------------
                                                                                                                $ 3,912,034
                                                                                                                ------------
Computer Hardware & Software -- 8.3%
     Inso Corp.                                                                                  4,500          $   221,625
     International Business Machines Corp.                                                       3,000              367,875
     LSI Logic                                                                                   8,000              221,000
     Microchip Technology, Inc.                                                                 10,000              277,500
     Microsoft Corp.                                                                             4,000              394,750
     Misys PLC+                                                                                 23,000              250,134
     NTT Data Communications Systems Corp.+                                                         90              265,511
     Oracle Corp.                                                                                6,000              312,000
     Secom Co. Ltd.+                                                                             3,000              187,286
                                                                                                                ------------
                                                                                                                $ 2,497,681
                                                                                                                ------------
Electronics -- 4.2%
     KCE Electronics PLC+                                                                       93,000          $   505,395
     Samsung Electronics GDR+                                                                    4,000              368,000
     Sharp Corp.+                                                                               25,000              390,179
                                                                                                                ------------
                                                                                                                $ 1,263,574
                                                                                                                ------------
Entertainment -- 24.6%
     Cablevision Systems Corp.                                                                   5,000          $   290,625
     Carlton Communications+                                                                    55,000              352,360
     Gaylord Entertainment                                                                      12,000              321,000
     Grammy Entertainment PLC+                                                                  50,000              476,002
     Havas SA+                                                                                   5,500              415,741
     Media of Medias PLC+                                                                       50,000              353,035
     New World Communications Group                                                             11,000              206,250
     News Corporation Ltd.+                                                                     60,000              341,295
     News International PLC+                                                                   100,000              464,886
     Nintendo Corp. Ltd.+                                                                        5,000              337,838
     Pearson PLC+                                                                               60,000              628,860
     Polygram+                                                                                   8,000              466,954
     Seagrams Co. Ltd.                                                                          12,000              412,500
     Shaw Brothers Ltd.+                                                                       300,000              349,248
     Sony Corp.+                                                                                10,000              586,223
     Thomas Nelson Inc.                                                                         30,000              468,750
     United States Satellite Broadcasting Co.                                                   10,000              325,000
     US West Media Group                                                                         8,000              167,000
     Viacom Inc. Class B                                                                        12,000              471,000
                                                                                                                ------------
                                                                                                                $ 7,434,567
                                                                                                                ------------
Miscellaneous -- 4.4%
     Eastman Kodak Co.                                                                           8,000          $   572,000
     Fuji Photo Film ADR+                                                                       13,000              368,671
     Xerox Corp.                                                                                 3,000              390,750
                                                                                                                ------------
                                                                                                                $ 1,331,421
                                                                                                                ------------
Online Service -- 0.5%
     H&R Block                                                                                   4,500          $   159,188
                                                                                                                ------------
Publishing -- 12.1%
     Dorling Kindersley PLC+                                                                    40,000          $   317,685
     Dow Jones & Co., Inc.                                                                      10,000              390,000
     McGraw-Hill Companies, Inc.                                                                 5,500              480,563
     United News & Media PLC+                                                                   50,000              493,224
     Reuters Holding PLC+                                                                       73,000              785,846
     Springer Axel Verlag AG+                                                                      800              541,884
     Wolters Kluwer NV+                                                                          6,000              645,710
                                                                                                                ------------
                                                                                                                $ 3,654,912
                                                                                                                ------------
Semiconductors & Semi Equipment- 4.1%
     AMP Inc.                                                                                    7,000          $   298,375
     Applied Materials, Inc.                                                                     8,000              286,000
     Intel Corp.                                                                                 7,000              411,687
     Singapore Press Holdings Ltd.+                                                             12,000              242,184
                                                                                                                ------------
                                                                                                                $ 1,238,246
                                                                                                                ------------
Telephone Services -- 14.8%
     Ameritech Corp.                                                                             7,000          $   403,375
     AT&T Corp.                                                                                  8,000              509,000
     British Telecommunications PLC+                                                            70,000              399,181
     Frontier Corp.                                                                             16,000              480,000
     Nippon Telegraph & Telephone+                                                                  20              152,265
     NYNEX Corp.                                                                                 6,500              334,750
     SBC Communications                                                                          7,500              411,563
     STET+                                                                                     180,000              550,363
     Tele Denmark B+                                                                            10,000              588,442
     Telecom Italia Mobile SA+                                                                 240,000              440,599
     US West Inc.                                                                                6,000              196,500
                                                                                                                ------------
                                                                                                                $ 4,466,038
                                                                                                                ------------
Telecommunications Equipment -- 0.3%
     Nokia Corp.+                                                                                3,000          $   104,346
                                                                                                                ------------
          Total Common Stocks (identified cost, $27,438,915)                                                    $28,558,060
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Convertible Bond -- 0.1%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                             PAR VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Havas SA, 12.75, 1/1/03+ (identified cost, $44,743)                                       225,000          $    44,424
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                           Short-Term Obligation -- 8.5%
------------------------------------------------------------------------------------------------------------------------------------
                                                                                          FACE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
     FHLMC Discount Notes, 5.30s, 3/1/96, at amortized cost                                $ 2,565,000          $ 2,565,000
                                                                                                                ------------
------------------------------------------------------------------------------------------------------------------------------------
                                             Put Options Purchased -- 0.3%
------------------------------------------------------------------------------------------------------------------------------------
NAME OF COMPANY                                                                              PRINCIPAL
                                                                                               AMOUNT
                                                                                            OF CONTRACTS           VALUE
------------------------------------------------------------------------------------------------------------------------------------
     Option to Deliver/Receive, Strike Price, Expiration Date:
     JPY/USD, 100.5, April 1996                                                                 1,000          $    11,439
     JPY/USD, 101.85, December 1996                                                             1,000               67,452
                                                                                                               ------------
          TOTAL PUT OPTIONS PURCHASED (PREMIUMS PAID, $66,804)                                                 $    78,891
                                                                                                               ------------
          TOTAL INVESTMENTS (IDENTIFIED COST, $30,115,462)                                                     $31,246,375
          OTHER ASSETS, LESS LIABILITIES -- (3.5%)                                                              (1,068,758)
                                                                                                               ------------
          NET ASSETS -- 100%                                                                                   $30,177,617
                                                                                                               ============
+Foreign Security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
JPY -- Japanese Yen
USD -- United States Dollars

                                           SEE NOTES TO FINANCIAL STATEMENTS


                                                  FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                          STATEMENT OF ASSETS AND LIABILITIES
                                             February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS:
     Investments, at value (Note 1A) (identified cost, $30,115,462)                                           $  31,246,375
     Cash                                                                                                             1,721
     Cash denominated in foreign currencies (cost, $3,649)                                                            3,652
     Dividends receivable                                                                                            24,993
     Deferred organization expenses (Note 1C)                                                                         5,693
                                                                                                              --------------
          Total assets                                                                                        $  31,282,434
LIABILITIES:
     Payable for investments purchased                                                    $   1,091,510
     Payable to affiliate --
          Trustees' fees                                                                            255
     Accrued expenses                                                                            13,052
                                                                                          --------------
          Total liabilities                                                                                      1,104,817
                                                                                                             --------------
NET ASSETS applicable to investors' interest in Portfolio                                                    $  30,177,617
                                                                                                             ==============
SOURCES OF NET ASSETS:
     Net proceeds from capital contributions and withdrawals                                                 $  29,046,626
     Net unrealized appreciation of investments
          (computed on the basis of identified cost)                                                             1,130,991
                                                                                                             --------------
               Total                                                                                         $  30,177,617
                                                                                                             ==============

                                                SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------------------------------------------------------
                                               STATEMENT OF OPERATIONS
           For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
     Income --
          Dividends (net of foreign taxes of $3,764)                                                         $      55,448
          Interest                                                                                                  98,054
                                                                                                             --------------
               Total income                                                                                  $     153,502
     Expenses --
          Investment adviser fee (Note 2)                                                $      56,494
          Administration fee (Note 2)                                                           18,684
          Compensation of Trustees not members of the
               Investment Adviser's organization (Note 2)                                          255
          Custodian fees (Note 2)                                                               32,717
          Legal and accounting services                                                          2,421
          Amortization of organization expenses (Note 1C)                                          557
          Miscellaneous                                                                             91
                                                                                         --------------
               Total expenses                                                                                      111,219
                                                                                                             --------------
                    Net investment income                                                                    $      42,283
                                                                                                             --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) (identified cost basis) --
          Investment transactions                                                        $      13,127
          Foreign currency                                                                     (22,612)
                                                                                         --------------
               Net realized loss                                                                             $       (9,485)
     Unrealized appreciation --
          Investments (identified cost basis)                                            $   1,130,913
          Foreign currency                                                                          78
                                                                                         --------------
               Net unrealized appreciation                                                                       1,130,991
                                                                                                             --------------
                    Net realized and unrealized gain on investments                                          $   1,121,506
                                                                                                             --------------
                         Net increase in net assets from operations                                          $   1,163,789
                                                                                                             ==============

                                         SEE NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
                                         STATEMENT OF CHANGES IN NET ASSETS
            For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
     From operations --
          Net investment income                                                                                $    42,283
          Net realized loss on investment transactions                                                              (9,485)
          Change in unrealized appreciation of investments                                                       1,130,991
                                                                                                               ------------
               Increase in net assets from operations                                                          $ 1,163,789
                                                                                                               ------------
     Capital transactions --
          Contributions                                                                                        $30,122,764
          Withdrawals                                                                                           (1,208,936)
                                                                                                               ------------
               Increase in net assets resulting from capital transactions                                      $28,913,828
                                                                                                               ------------
                    Total increase in net assets                                                               $30,077,617
NET ASSETS:
     At beginning of period                                                                                        100,000
                                                                                                               ------------
     At end of period                                                                                          $30,177,617
                                                                                                               ============

                                          SEE NOTES TO FINANCIAL STATEMENTS


------------------------------------------------------------------------------------------------------------------------------------
                                               SUPPLEMENTARY DATA
            For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
RATIOS (As a percentage of average daily net assets):
     Expenses                                                                                                        1.48%+
     Net investment income                                                                                           0.56%+
Portfolio Turnover                                                                                                     25%
AVERAGE COMMISION RATE PAID *                                                                                      3.1970%
NET ASSETS, end of period (000 omitted)                                                                         $  30,178


+     Computed on an annualized basis.
*     Average Commision rate paid is computed by dividing the total dollar amount of commissions paid by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                                            SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
-----------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. FEDERAL TAXES - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

C. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. FUTURES CONTRACTS - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. FOREIGN CURRENCY TRANSLATION - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. FORWARD FOREIGN CURRENCY EXCHANGE
Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. OTHER - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. INTERIM FINANCIAL INFORMATION - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

-----------------------------------------------------------------------------
(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee is earned by Boston Management and Research (BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM) and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM, (the Advisers) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996 the adviser fee was 0.75% of average net assets. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996, the administration fee was 0.25% of average net assets. Except as to Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company
(IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. No significant credit balances were used to reduce the Porfolio's custody fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

-----------------------------------------------------------------------------
(3) INVESTMENT TRANSACTIONS
Purchases and sales of investments, other than short-term obligations, aggregated $31,185,752 and $3,648,417, respectively.

-----------------------------------------------------------------------------
(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized appreciation (depreciation) in value of the investments owned at February 29, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                 $30,115,527
                                               ===========
Gross unrealized appreciation                  $ 1,790,271
Gross unrealized depreciation                      659,358
                                               -----------
Net unrealized appreciation                    $ 1,130,913
                                               ===========

-----------------------------------------------------------------------------
(5) RISKS ASSOCIATED WITH FOREIGN INVESTMENTS
Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

-----------------------------------------------------------------------------
(6) FINANCIAL INSTRUMENTS
The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at February 29, 1996.

-----------------------------------------------------------------------------
(7) LINE OF CREDIT
The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

[logo]

EV MARATHON
INFORMATION
AGE FUND

STATEMENT OF
ADDITIONAL INFORMATION
APRIL 1, 1996

EV MARATHON INFORMATION
AGE FUND
24 FEDERAL STREET
BOSTON, MA 02110

SPONSOR AND MANAGER OF EV MARATHON INFORMATION AGE FUND
ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

CO-ADVISERS OF INFORMATION AGE PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
(800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02111

TRANSFER AGENT
First Data Investor Services Group, BOS725, P.O. Box 1559, Boston, MA 02104
(800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109


                                                                         M-IASAI

                     STATEMENT OF ADDITIONAL INFORMATION
                                   PART II

    This Part II provides information about EV TRADITIONAL INFORMATION AGE FUND. The Fund became a series of the Trust on June 19, 1995.

                              FEES AND EXPENSES


MANAGER
    As of February 29, 1996, the Fund had net assets of $9,856,649. For the period from the start of business, September 18, 1995, to February 29, 1996, Eaton Vance earned management fees of $6,540 (equivalent to 0.25% (annualized) of the Fund's average daily net assets for such period).

DISTRIBUTION PLAN
    For the period from the start of business, September 18, 1995, to February 29, 1996, the Fund paid distribution fees under the Plan to the Principal Underwriter aggregating $13,080. The Fund expects to begin making service fee payments during the quarter ending September 30, 1996.

PRINCIPAL UNDERWRITER
    For the period from the start of business, September 18, 1995, to February 29, 1996, the Fund paid the Principal Underwriter $30.00 for repurchase transactions handled by the Principal Underwriter (being $2.50 for each such transaction).

TRUSTEES
    The fees and expenses of those Trustees of the Trust and of the Portfolio who are not members of the Eaton Vance organization (the noninterested Trustees) are paid by the Fund (and the other series of the Trust) and the Portfolio, respectively. (The Trustees of the Trust and the Portfolio who are members of the Eaton Vance organization receive no compensation from the Trust or the Portfolio.) For the fiscal year ending August 31, 1996, it is estimated that the noninterested Trustees of the Trust and the Portfolio will receive the following compensation in their capacities as Trustees of the Trust and the Portfolio and, during the year ended December 31, 1995, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees of the other funds in the Eaton Vance fund complex(1):

                                                        ESTIMATED               ESTIMATED
                                                        AGGREGATE               AGGREGATE           TOTAL COMPENSATION
                                                       COMPENSATION            COMPENSATION           FROM TRUST AND
  NAME                                                  FROM FUND             FROM PORTFOLIO           FUND COMPLEX
  ----                                                 ------------            --------------       ------------------
  Donald R. Dwight ..............................          $50                    $2,500                 $135,000(2)

  Samuel L. Hayes, III ..........................           50                     2,500                  150,000(3)
  Norton H. Reamer ..............................           50                     2,500                  135,000
  John L. Thorndike .............................           50                     2,500                  140,000
  Jack L. Treynor ...............................           50                     2,500                  140,000
----------

(1) The Eaton Vance fund complex consists of 219 registered investment companies or series thereof.
(2) Includes $35,000 of deferred compensation.
(3) Includes $33,750 of deferred compensation.


                          SERVICES FOR ACCUMULATION
    The following services are voluntary, involve no extra charge, other than the sales charge included in the offering price, and may be changed or discontinued without penalty at any time.

    INTENDED QUANTITY INVESTMENT -- STATEMENT OF INTENTION.If it is anticipated that $100,000 or more of Fund shares and shares of the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus will be purchased within a 13-month period, a Statement of Intention should be signed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under the Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. The Statement authorizes the Transfer Agent to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. Execution of a Statement does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement, and should the amount actually purchased during the 13-month period be more or less than that indicated on the Statement, price adjustments will be made accordingly. For sales charges and other information on quantity purchases, see "How to Buy Fund Shares" in the Prospectus. Any investor considering signing a Statement of Intention should read it carefully.

    RIGHT OF ACCUMULATION -- CUMULATIVE QUANTITY DISCOUNT.The applicable sales charge level for the purchase of Fund shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the shares the shareholder owns in his or her account(s) in the Fund and in the other continuously offered open-end funds listed under "The Eaton Vance Exchange Privilege" in the Prospectus. The sales charge on the shares being purchase will then be at the rate applicable to the aggregate amount. For example, if the shareholder owned shares valued at $80,000 of the Fund and purchased an additional $20,000 of Fund shares, the sales charge for the $20,000 purchase would be at the rate of 3.75% of the offering price (3.90% of the net amount invested), which is the rate applicable to single transactions of $100,000. For sales charges on quantity purchases, see "How to Buy Fund Shares" in the Prospectus. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level.


    For any such discount to be made available, at the time of purchase a purchaser or any Authorized Firm which has an agreement with the Principal Underwriter must provide the Principal Underwriter (in the case of a purchase made through an Authorized Firm) or the Transfer Agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

                            PRINCIPAL UNDERWRITER
    Shares of the Fund may be continuously purchased at the public offering price through Authorized Firms which have agreements with the Principal Underwriter. The Principal Underwriter is a wholly-owned subsidiary of Eaton Vance. The public offering price is the net asset value next computed after receipt of the order, plus, where applicable, a variable percentage sales charge depending upon the amount of purchase as indicated by the sales charge table set forth in the Prospectus. Such table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the Principal Underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or her or their own account; and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Fund shares, alone or in combination with purchases of any of the other funds offered by the Principal Underwriter through one dealer aggregating $100,000 or more made by any of the persons enumerated above within a thirteen-month period starting with the first purchase pursuant to a written Statement of Intention, in the form provided by the Principal Underwriter, which includes provisions for a price adjustment depending upon the amount actually purchased within such period (a purchase not made pursuant to such Statement may be included thereunder if the Statement if filed within 90 days of such purchase); or (2) purchases of the Fund pursuant to the Right of Accumulation and declared as such at the time of purchase.


    Subject to the applicable provisions of the 1940 Act, the Fund may issue shares at net asset value in the event that an investment company (whether a regulated or private investment company or a personal holding company) is merged or consolidated with or acquired by the Fund. Normally no sales charges will be paid in connection with an exchange of Fund shares for the assets of such investment company.

    Shares may be sold at net asset value to any officer, director, trustee, general partner or employee of the Fund, the Portfolio or any investment company for which Eaton Vance or BMR acts as investment adviser, any investment advisory, agency, custodial or trust account managed or administered by Eaton Vance or by any parent, subsidiary or other affiliate of Eaton Vance, or any officer, director, trustee or employee of any parent, subsidiary or other affiliate of Eaton Vance. The terms "officer," "director," "trustee," "general partner" or "employee" as used in this paragraph include any such person's spouse and minor children, and also retired officers, directors, trustees, general partners and employees and their spouses and minor children. Shares may also be sold at net asset value to registered representatives and employees of certain investment dealers and to such person's spouses and children under the age of 21 and their beneficial accounts.

    The Fund reserves the right to suspend or limit the offering of shares to the public at any time.

    The Principal Underwriter acts as principal in selling shares of the Fund under the distribution agreement with the Fund. The distribution agreement is renewable annually by the Trust's Board of Trustees (including a majority of its Trustees who are not interested persons of the Principal Underwriter or the Trust), may be terminated on six months' notice by either party, and is automatically terminated upon assignment. The Principal Underwriter distributes Fund shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Principal Underwriter allows Authorized Firms discounts from the applicable public offering price which are alike for all Authorized Firms. See "How to Buy Fund Shares" in the Prospectus for the discounts allowed to Authorized Firms. The Principal Underwriter may allow, upon notice to all Authorized Firms, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such Authorized Firms may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The Fund has authorized the Principal Underwriter to act as its agent in repurchasing shares and will pay the Principal Underwriter $2.50 for each repurchase transaction handled by the Principal Underwriter. The Principal Underwriter estimates that the expenses incurred by it in acting as repurchase agent for the Fund will exceed the amounts paid therefor by the Fund.

                              DISTRIBUTION PLAN
    As described in the Prospectus, in addition to the fees and expenses described herein, the Fund finances distribution activities and bears expenses associated with the distribution of its shares and the provision of certain personal and account maintenance services to shareholders pursuant to a distribution plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act.

    Pursuant to such Rule, the Plan has been approved by the initial sole shareholder of the Fund and by the Board of Trustees of the Trust (including a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan). Under the Plan, the President or a Vice President of the Trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan remains in effect from year to year provided such continuance is approved at least annually by a vote of the Board of Trustees and by a majority of those Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the payments described therein without approval of the shareholders of the Fund, and all material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by vote of a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by a vote of a majority of the outstanding voting securities of the Fund. If the Plan is terminated or not continued in effect, the Fund has no obligation to reimburse the Principal Underwriter for amounts expended by the Principal Underwriter in distributing shares of the Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

    The Plan is intended to compensate the Principal Underwriter for its distribution services to the Fund by paying the Principal Underwriter monthly distribution fees in connection with the sale of shares of the Fund. The quarterly service fee paid by the Fund under the Plan is intended to compensate the Principal Underwriter for its personal and account maintenance services and for the payment by the Principal Underwriter of service fees to Authorized Firms.


                           PERFORMANCE INFORMATION
    The table below indicates the cumulative and average annual total return on a hypothetical investment of $1,000 in the Fund covering the life of the Fund from September 18, 1995 through February 29, 1996.

                         VALUE OF A $1,000 INVESTMENT
                                                                           TOTAL RETURN                    TOTAL RETURN
                                  VALUE OF         VALUE OF           EXCLUDING SALES CHARGE          INCLUDING SALES CHARGE
  INVESTMENT    INVESTMENT        INITIAL         INVESTMENT     ------------------------------  ------------------------------
   PERIOD          DATE          INVESTMENT*      ON 2/29/96       CUMULATIVE      ANNUALIZED      CUMULATIVE      ANNUALIZED
  ----------    ----------       -----------      ----------       ----------      ----------      ----------      ----------
 Life of
 the Fund        9/18/95           $952.38         $1,020.95          7.20%             --            2.10%             --

    Past performance is not indicative of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost.
----------
 *Initial investment less the maximum sales charge of 4.75%.


             CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
    As at February 29, 1996, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of February 29, 1996, Merrill Lynch, Pierce, Fenner & Smith, Inc., Jacksonville, FL 32246, was the record owner of approximately 27.3% of the outstanding shares, which were held on behalf of its customers who are the beneficial owners of such shares, and as to which it had voting power under certain limited circumstances. In addition, as of the same date the following shareholder owned of record the percentage of outstanding shares of the Fund indicated after its name: Profit Sharing Retirement Plan of Eaton Vance Management, Inc., Boston, MA 02110 (10.6%). To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the Fund's outstanding shares as of such date.


                                           EV TRADITIONAL INFORMATION AGE FUND
                                                   FINANCIAL STATEMENTS
------------------------------------------------------------------------------------------------------------------------
                                           STATEMENT OF ASSETS AND LIABILITIES
                                              February 29, 1996 (Unaudited)
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investment in Information Age Portfolio (Portfolio), at value (Note 1A)
   (identified cost, $9,464,745)                                                                             $ 9,854,619
  Receivable for Fund shares sold                                                                                 18,905
  Deferred organization expenses (Note 1D)                                                                        45,539
  Tax reclaim receivable                                                                                             214
                                                                                                             -----------
      Total assets                                                                                           $ 9,919,277
LIABILITIES:
  Payable for Fund shares redeemed                                          $     6,974
  Payable to affiliate --
    Trustees' fees                                                                   58
  Accrued organization expense                                                   50,000
  Accrued expenses                                                                5,596
                                                                            -----------
    Total liabilities                                                                                             62,628
                                                                                                             -----------
NET ASSETS for 919,288 shares of beneficial interest outstanding                                             $ 9,856,649
                                                                                                             ===========
SOURCES OF NET ASSETS:
  Paid-in capital                                                                                            $ 9,486,954
  Accumulated net realized gain on investment transactions from Portfolio                                            143
  Accumulated of net investment loss                                                                             (20,322)
  Unrealized appreciation of investments from Portfolio
    (computed on the basis of identified  cost)                                                                  389,874
                                                                                                             -----------
    Total                                                                                                    $ 9,856,649
                                                                                                             ===========

 NET ASSET VALUE AND REDEMPTION PRICE (NOTE 3) PER SHARE
($9,856,649 (divided by) 919,288 shares of beneficial interest)                                              $     10.72
                                                                                                             ===========
COMPUTATION OF OFFERING PRICE:
  Offering price per share (100 (divided by) 95.25 of $10.72)                                                $     11.25
                                                                                                             ===========
  On sales of $100,000 or more the offering price is reduced.

                                              SEE NOTES TO FINANCIAL STATEMENTS

                                                   STATEMENT OF OPERATIONS
                For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
---------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B):
  Dividend income allocated from Portfolio (net of foreign taxes of $1,269)                                $      18,827
  Interest income allocated from  Portfolio                                                                       34,897
  Expenses allocated from Portfolio                                                                              (38,025)
                                                                                                           -------------
    Total investment income                                                                                $      15,699
Expenses --
  Management fee (Note 3)                                                     $   6,540
  Compensation of Trustees not members of the
    Manager's organization (Note 3)                                                  57
  Custodian fees (Note 3)                                                           416
  Distribution fees (Note 5)                                                     13,080
  Transfer agent fees                                                             2,642
  Printing and postage                                                            3,425
  Legal and accounting services                                                     210
  Registration fees                                                               3,700
  Amortization of organization expenses (Note 1D)                                 4,461
  Miscellaneous                                                                   1,490
                                                                              ---------
         Total expenses                                                                                           36,021
                                                                                                           -------------
           Net investment loss                                                                             $     (20,322)
                                                                                                           -------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM PORTFOLIO:
  Net realized loss from Portfolio (identified cost basis) --
    Investment transactions                                                   $   8,093
    Foreign currency and forward foreign currency contracts                      (7,950)
                                                                              ---------
      Net realized gain                                                                                    $         143
    Unrealized appreciation of investments                                                                       389,874
                                                                                                           -------------
      Net realized and unrealized gain                                                                     $     390,017
                                                                                                           -------------
        Net increase in net assets from operations                                                         $     369,695
                                                                                                           =============

                                                  SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
          For the period from the start of business, September 18, 199 to February 29, 1996 (Unaudited)
-------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
  Net investment loss                                            $   (20,322)
  Net realized gain from Portfolio                                       143
  Unrealized appreciation from Portfolio                             389,874
                                                                 -----------
    Increase in net assets from operations                       $   369,695
                                                                 -----------
  Transactions in shares of beneficial interest (Note 4) --
    Proceeds from sale of shares                                 $ 9,869,679
    Cost of shares redeemed                                         (382,725)
                                                                 -----------
      Increase in net assets from Fund share transactions        $ 9,486,954
                                                                 -----------
        Net increase in net assets                               $ 9,856,649
NET ASSETS:
     At beginning of period                                             --
                                                                 -----------
     At end of period (including accumulated net investment
        loss of $20,322)                                         $ 9,856,649
                                                                 ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
         For the period from the start of business, September 18, 1995, to February 29, 1996 (Unaudited)
-------------------------------------------------------------------------------

NET ASSET VALUE -- Beginning of period                 $    10.000
                                                       -----------
INCOME FROM OPERATIONS:
  Net investment loss                                  $    (0.022)
  Net realized and unrealized gain on investments            0.742
                                                       -----------
    Total income from operations                       $    0.7200
                                                       -----------
  NET ASSET VALUE -- End of period                     $    10.720
                                                       ===========
TOTAL RETURN(1)                                              7.20%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)            $     9,857
  Ratio of net expenses to average net assets*               2.82%+
  Ratio of net investment loss to average net assets       (0.77%)+

  * Includes the Fund's share of Information Age Portfolio's allocated expenses. + Annualized.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

                        SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)
------------------------------------------------------------------------------
(1) SIGNIFICANT ACCOUNTING POLICIES
EV Traditional Information Age Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end, management investment company. The Fund invests all of its investable assets in interests in Information Age Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (32.7% at February 29, 1996). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION - Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

B. INCOME - The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES - The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

D. DEFERRED ORGANIZATION EXPENSES - Costs incurred by the Fund in connection with its organization, including registration costs, are amortized on the straight-line basis over five years.

E. INTERIM FINANCIAL INFORMATION - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) DISTRIBUTIONS TO SHAREHOLDERS
It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any.

Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the record date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

(3) MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the period from the start of business, September 18,1995, to February 29, 1996 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $6,540. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Eaton Vance Distributors, Inc., (EVD), a subsidiary of EVM and the Fund's principal underwriter, received approximately $28,000 as its portion of the sales charge on sales of Fund shares for the period from the start of business, September 18,1995, to February 29, 1996. EVD also receives a contingent deferred sales charge (CDSC) on shareholder redemptions made within 18 months of purchase, where the initial investment in the Fund was $1 million or more. EVD received no CDSC during the period. Investors Bank & Trust Company
(IBT), an affiliate of EVM, serves as custodian of the Fund and the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Fund or the Porfolio maintains with IBT. No significant credit balances were used to reduce the Fund's custody fees. Certain officers and Trustees of the Fund and the Portfolio are directors/trustees of the above organizations. In addition, investment adviser, administrative fees, and custody fees are paid by the Portfolio to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

(4) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares for the period from the start of business, September 18, 1995 to February 29, 1996 were as follows:


Sales                                               955,739
Issued to shareholders electing to
  receive payments of distributions
  in Fund shares                                         --
Redemptions                                          36,451
                                                 ----------
  Net increase                                      919,288
                                                 ==========


(5) DISTRIBUTION PLAN
The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan requires the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) a monthly distribution fee equal, on an annual basis, to the aggregate of (a) 0.50% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. During the period from the start of business, September 18, 1995, to February 29, 1996 the Fund paid distribution fees to EVD aggregating $13,080 representing 0.45% of average daily net assets. The Plan also provides that the Fund will pay a quarterly service fee to EVD in an amount equal, on an annual basis, to 0.25% of that portion of the Fund's average daily net assets for any fiscal year which is attributable to shares of the Fund which have remained outstanding for more than one year. Such payments are made for personal services and/or the maintenance of shareholder accounts. The Fund expects to begin accruing service fee payments during the quarter ending September 30, 1996. EVD may pay up to the entire amount of the service fee to Authorized Firms through which the Fund's shares are distributed.

Certain officers and Trustees of the Fund are officers or directors of EVD.

(6) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $9,850,775 and $401,657, respectively.

EV TRADITIONAL                           INFORMATION
INFORMATION                              AGE PORTFOLIO
AGE FUND

OFFICERS                                 OFFICERS
-----------------------                  -------------------------
James B. Hawkes                          James B. Hawkes
President and Trustee                    President and Trustee
M. Dozier Gardner                        William Chisholm
Vice President                           Vice President
William D. Burt                          Michel Normandeau
Vice President                           Vice President
Barclay Tittmann                         Raymond O'Neil
Vice President                           Vice President
James L. O'Connor                        Duncan W. Richardson
Treasurer                                Vice President
Thomas Otis                              Hon. Robert Lloyd George
Secretary                                Vice President
                                         James L. O'Connor
                                         Treasurer
                                         Thomas Otis
                                         Secretary

INDEPENDENT TRUSTEES                     INDEPENDENT TRUSTEES
-----------------------                  -------------------------
Donald R. Dwight                         Donald R. Dwight
President, Dwight Partners, Inc.         President, Dwight Partners, Inc.
Chairman, Newspapers of                  Chairman, Newspapers of
   New England, Inc.                       New England, Inc.
Samuel L. Hayes, III                     Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment  Jacob H. Schiff Professor of Investment
  Banking, Harvard University Graduate     Banking, Harvard University Graduate
  School of Business Administration        School of Business Administration
Norton H. Reamer                         Norton H. Reamer
President and Director, United Asset     President and Director, United Asset
Management Corporation                   Management Corporation
John L. Thorndike                        John L. Thorndike
Director, Fiduciary Incorporated         Director, Fiduciary Incorporated
  Company                                  Company
Jack L. Treynor                          Jack L. Treynor
Investment Adviser and Consultant        Investment Adviser and Consultant

                            INFORMATION AGE PORTFOLIO
                            PORTFOLIO OF INVESTMENTS
                                February 29, 1996
                                   (Unaudited)
-----------------------------------------------------------------------------
                              COMMON STOCK -- 94.6%
-----------------------------------------------------------------------------
NAME OF COMPANY                                          SHARES         VALUE
-----------------------------------------------------------------------------
Broadcasting -- 10.7%
     Benpress Holdings GDR+                              32,000   $   232,000
     Bimantra Citra+                                    380,000       447,010
     Comcast Corp.                                       22,000       431,750
     Evergreen Media Corp. Class A                       15,000       496,875
     General Motors Corp. Class H                         5,000       286,250
     Media General, Inc. Class A                          6,000       224,250
     Sistem TV Malaysia+                                 51,000       165,097
     Telecommunications International Class A             5,000       107,500
     Television Broadcasts Ltd.+                        110,000       418,321
     Westinghouse Electric                               22,000       407,000
                                                                  -----------
                                                                  $ 3,216,053
                                                                  -----------
Business, Computer, & Financial Services -- 10.6%
     Automatic Data Processing, Inc.                      8,000   $   310,000
     Ceridian Corp.                                      10,500       451,500
     Desktop Data                                        16,000       488,000
     First Data Corp.                                     4,000       277,000
     Hitachi Maxell Ltd. ADR+                            24,000       447,659
     Intelcom Group, Inc.                                10,000       161,250
     INTUIT Inc.                                          6,000       400,500
     Omnicom Group                                       15,000       613,125
                                                                  -----------
                                                                  $ 3,912,034
                                                                  -----------
Computer Hardware & Software -- 8.3%
     Inso Corp.                                           4,500   $   221,625
     International Business Machines Corp.                3,000       367,875
     LSI Logic                                            8,000       221,000
     Microchip Technology, Inc.                          10,000       277,500
     Microsoft Corp.                                      4,000       394,750
     Misys PLC+                                          23,000       250,134
     NTT Data Communications Systems Corp.+                  90       265,511
     Oracle Corp.                                         6,000       312,000
     Secom Co. Ltd.+                                      3,000       187,286
                                                                  -----------
                                                                  $ 2,497,681
                                                                  -----------
Electronics -- 4.2%
     KCE Electronics PLC+                                93,000   $   505,395
     Samsung Electronics GDR+                             4,000       368,000
     Sharp Corp.+                                        25,000       390,179
                                                                  -----------
                                                                  $ 1,263,574
                                                                  -----------
Entertainment -- 24.6%
     Cablevision Systems Corp.                            5,000   $   290,625
     Carlton Communications+                             55,000       352,360
     Gaylord Entertainment                               12,000       321,000
     Grammy Entertainment PLC+                           50,000       476,002
     Havas SA+                                            5,500       415,741
     Media of Medias PLC+                                50,000       353,035
     New World Communications Group                      11,000       206,250
     News Corporation Ltd.+                              60,000       341,295
     News International PLC+                            100,000       464,886
     Nintendo Corp. Ltd.+                                 5,000       337,838
     Pearson PLC+                                        60,000       628,860
     Polygram+                                            8,000       466,954
     Seagrams Co. Ltd.                                   12,000       412,500
     Shaw Brothers Ltd.+                                300,000       349,248
     Sony Corp.+                                         10,000       586,223
     Thomas Nelson Inc.                                  30,000       468,750
     United States Satellite Broadcasting Co.            10,000       325,000
     US West Media Group                                  8,000       167,000
     Viacom Inc. Class B                                 12,000       471,000
                                                                  -----------
                                                                  $ 7,434,567
                                                                  -----------
Miscellaneous -- 4.4%
     Eastman Kodak Co.                                    8,000   $   572,000
     Fuji Photo Film ADR+                                13,000       368,671
     Xerox Corp.                                          3,000       390,750
                                                                  -----------
                                                                  $ 1,331,421
                                                                  -----------
Online Service -- 0.5%
     H&R Block                                            4,500   $   159,188
                                                                  -----------
Publishing -- 12.1%
     Dorling Kindersley PLC+                             40,000   $   317,685
     Dow Jones & Co., Inc.                               10,000       390,000
     McGraw-Hill Companies, Inc.                          5,500       480,563
     United News & Media PLC+                            50,000       493,224
     Reuters Holding PLC+                                73,000       785,846
     Springer Axel Verlag AG+                               800       541,884
     Wolters Kluwer NV+                                   6,000       645,710
                                                                  -----------
                                                                  $ 3,654,912
                                                                  -----------
Semiconductors & Semi Equipment- 4.1%
     AMP Inc.                                             7,000   $   298,375
     Applied Materials, Inc.                              8,000       286,000
     Intel Corp.                                          7,000       411,687
     Singapore Press Holdings Ltd.+                      12,000       242,184
                                                                  -----------
                                                                  $ 1,238,246
                                                                  -----------
Telephone Services -- 14.8%
     Ameritech Corp.                                      7,000   $   403,375
     AT&T Corp.                                           8,000       509,000
     British Telecommunications PLC+                     70,000       399,181
     Frontier Corp.                                      16,000       480,000
     Nippon Telegraph & Telephone+                           20       152,265
     NYNEX Corp.                                          6,500       334,750
     SBC Communications                                   7,500       411,563
     STET+                                              180,000       550,363
     Tele Denmark B+                                     10,000       588,442
     Telecom Italia Mobile SA+                          240,000       440,599
     US West Inc.                                         6,000       196,500
                                                                  -----------
                                                                  $ 4,466,038
                                                                  -----------
Telecommunications Equipment -- 0.3%
     Nokia Corp.+                                         3,000   $   104,346
                                                                  -----------
        Total Common Stocks (identified cost,
          $27,438,915)                                            $28,558,060
                                                                  -----------
-----------------------------------------------------------------------------
                            CONVERTIBLE BOND -- 0.1%
-----------------------------------------------------------------------------
                                                      PAR VALUE
-----------------------------------------------------------------------------
     Havas SA, 12.75, 1/1/03+ (identified cost,
           $44,743)                                     225,000   $    44,424
                                                                  -----------
-----------------------------------------------------------------------------
                          SHORT-TERM OBLIGATION -- 8.5%
-----------------------------------------------------------------------------
                                                    FACE AMOUNT
-----------------------------------------------------------------------------
     FHLMC Discount Notes, 5.30s, 3/1/96,
        at amortized cost                            $2,565,000   $ 2,565,000
                                                                  -----------
-----------------------------------------------------------------------------
                          PUT OPTIONS PURCHASED -- 0.3%
--------------------------------------------------------------------------------
NAME OF COMPANY                                       PRINCIPAL
                                                         AMOUNT
                                                   OF CONTRACTS         VALUE
--------------------------------------------------------------------------------
     Option to Deliver/Receive, Strike Price, Expiration Date:
     JPY/USD, 100.5, April 1996                           1,000   $    11,439
     JPY/USD, 101.85, December 199                       61,000        67,452
                                                                  -----------
          TOTAL PUT OPTIONS PURCHASED
            (PREMIUMS PAID, $66,804)                              $    78,891
                                                                  -----------
          TOTAL INVESTMENTS
            (IDENTIFIED COST, $30,115,462)                        $31,246,375
          OTHER ASSETS, LESS LIABILITIES -- (3.5%)                 (1,068,758)
                                                                  -----------
          NET ASSETS -- 100%                                      $30,177,617
                                                                  ===========
+Foreign Security
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
JPY -- Japanese Yen
USD -- United States Dollars

                        See notes to financial statements


                              FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                          February 29, 1996 (Unaudited)
--------------------------------------------------------------------------------
Assets:
   Investments, at value (Note 1A)
     (identified cost, $30,115,462)                                 $ 31,246,375
   Cash                                                                    1,721
   Cash denominated in foreign currencies
     (cost, $3,649)                                                        3,652
   Dividends receivable                                                   24,993
   Deferred organization expenses (Note 1C)                                5,693
                                                                    ------------
          Total assets                                              $ 31,282,434
Liabilities:
   Payable for investments purchased              $ 1,091,510
   Payable to affiliate --
        Trustees' fees                                    255
   Accrued expenses                                    13,052
                                                  -----------
          Total liabilities                                            1,104,817
                                                                    ------------
Net Assets applicable to investors' interest
  in Portfolio                                                      $ 30,177,617
                                                                    ============
Sources of Net Assets:
   Net proceeds from capital contributions and
      withdrawals                                                   $ 29,046,626
   Net unrealized appreciation of investments
        (computed on the basis of identified cost)                     1,130,991
                                                                    ------------
          Total                                                     $ 30,177,617
                                                                    ============

                        SEE NOTES TO FINANCIAL STATEMENTS

------------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
 For the period from the start of business, September 18, 1995, to February 29, 1996
                                  (Unaudited)
------------------------------------------------------------------------------------
Investment Income:
   Income --
     Dividends (net of foreign taxes of $3,764)                     $    55,448
     Interest                                                            98,054
                                                                    -----------
         Total income                                               $ 1,153,502
   Expenses --
     Investment adviser fee (Note 2)                  $   56,494
     Administration fee (Note 2)                          18,684
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)            255
     Custodian fees (Note 2)                              32,717
     Legal and accounting services                         2,421
     Amortization of organization expenses (Note 1C)         557
     Miscellaneous                                            91
                                                      ----------
         Total expenses                                                 111,219
                                                                    -----------
            Net investment income                                   $    42,283
                                                                    -----------
Realized and Unrealized Gain (Loss) on Investments:
   Net realized gain (loss) (identified cost basis) --
     Investment transactions                          $    13,127
     Foreign currency                                     (22,612)
                                                      -----------
               Net realized loss                                    $    (9,485)
     Unrealized appreciation --
          Investments (identified cost basis)         $  1,130,913
          Foreign currency                                      78
                                                      ------------
            Net unrealized appreciation                               1,130,991
                                                                    -----------
              Net realized and unrealized gain on
                investments                                         $ 1,121,506
                                                                    -----------
             Net increase in net assets from operations             $ 1,163,789
                                                                    ===========

                        SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
        For the period from the start of business, September 18, 1995, to
                                February 29, 1996
                                  (Unaudited)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
  From operations --
     Net investment income                                          $30,042,283
     Net realized loss on investment transactions                        (9,485)
     Change in unrealized appreciation of investments                 1,130,991
                                                                    -----------
       Increase in net assets from operations                       $ 1,163,789
                                                                    -----------
  Capital transactions --
     Contributions                                                  $30,122,764
     Withdrawals                                                     (1,208,936)
                                                                    -----------
       Increase in net assets resulting from capital
          transactions                                              $28,913,828
                                                                    -----------
            Total increase in net assets                            $30,077,617
Net Assets:
  At beginning of period                                                100,000
                                                                    -----------
  At end of period                                                  $30,177,617
                                                                    ===========

                        SEE NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
                               SUPPLEMENTARY DATA
        For the period from the start of business, September 18, 1995, to
                                February 29, 1996
                                  (Unaudited)
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
  Expenses                                                                1.48%+
  Net investment income                                                   0.56%+
Portfolio Turnover                                                          25%
Average commision rate paid *                                           3.1970%

Net Assets, end of period (000 omitted)                                $ 30,178

+ Computed on an annualized basis.
* Average Commision rate paid is computed by dividing the total dollar amount of commissions paid by the total number of shares purchased and sold during the fiscal year for which commissions were charged.

                        SEE NOTES TO FINANCIAL STATEMENTS

                         NOTES TO FINANCIAL STATEMENTS
                                  (UNAUDITED)

--------------------------------------------------------------------------------
(1) Significant Accounting Policies

Information Age Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Portfolio which was organized as a trust under the laws of the State of New York on September 1, 1992 seeks to provide long-term capital growth by investing in a global and diversified portfolio of securities of information age companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Federal Taxes - The Portfolio is treated as a partnership for Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements, (under the Internal Revenue Code), in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Trust's understanding of the applicable countries' tax rules and rates.

C. Deferred Organization Expenses - Costs incurred by the Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

D. Futures Contracts - Upon the entering of a financial futures contract, the Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio ("margin maintenance") each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

E. Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed.

F. Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

G. Other - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

H. Interim Financial Information - The interim financial statements relating to February 29, 1996 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

--------------------------------------------------------------------------------
(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research
(BMR) a wholly-owned subsidiary of Eaton Vance Management (EVM) and Lloyd George Investment Management (Bermuda) Limited, an affiliate of EVM, (the Advisers) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Advisers receive a monthly fee, divided equally between them, of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996 the adviser fee was 0.75% of average net assets. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (equal to 0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the period from the start of business, September 18, 1995 to February 29, 1996, the administration fee was 0.25% of average net assets. Except as to Trustees of the Portfolio who are not members of the Advisers or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Prior to November 10, 1995, IBT was an affiliate of EVM and BMR. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. No significant credit balances were used to reduce the Porfolio's custody fees. Certain of the officers and Trustees of the Portfolio are officers or directors/trustees of the above organizations.

--------------------------------------------------------------------------------
(3) Investment Transactions

Purchases and sales of investments, other than short-term obligations, aggregated $31,185,752 and $3,648,417, respectively.

--------------------------------------------------------------------------------
(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned at February 29, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                                 $30,115,527
                                               ===========
Gross unrealized appreciation                  $ 1,790,271
Gross unrealized depreciation                      659,358
                                               -----------
  Net unrealized appreciation                  $ 1,130,913
                                               ===========

(5) Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

(6) Financial Instruments

The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio did not have any open obligations under these financial instruments at February 29, 1996.

--------------------------------------------------------------------------------
(7) Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period.

Graphic omitted
EV Door Logo

EV TRADITIONAL
INFORMATION
AGE FUND

STATEMENT OF
ADDITIONAL INFORMATION

APRIL 1, 1996


EV TRADITIONAL INFORMATION
AGE FUND
24 FEDERAL STREET
BOSTON, MA 02110


SPONSOR AND MANAGER OF
EV TRADITIONAL INFORMATION AGE FUND
ADMINISTRATOR OF INFORMATION AGE PORTFOLIO
Eaton Vance Management, 24 Federal Street, Boston, MA 02110

CO-ADVISERS OF INFORMATION AGE PORTFOLIO
Boston Management and Research, 24 Federal Street, Boston, MA 02110
Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square,
  Central, Hong Kong

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc., 24 Federal Street, Boston, MA 02110
  (800) 225-6265

CUSTODIAN
Investors Bank & Trust Company, 89 South Street, Boston, MA 02205-1537

Transfer Agent
First Data Investors Services Group, Inc., BOS725, P.O. Box 1559
  Boston, MA 02104 (800) 262-1122


INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109

                                                                        T-IASAI

                                     PART C
                                OTHER INFORMATION

ITEM 24:  FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS


          INCLUDED IN PART A FOR THE FUNDS LISTED BELOW ARE "FINANCIAL
            HIGHLIGHTS" FOR THE PERIOD FROM THE START OF BUSINESS TO FEBRUARY 29, 1996:
                EV Classic Information Age Fund (start of business November 22,
                  1995)
                EV Marathon Information Age Fund (start of business September
                  18, 1995)
                EV Traditional Information Age Fund (start of business September
                  18, 1995)

          INCLUDED IN PART B:
            For:
            EV Classic Information Age Fund
            EV Marathon Information Age Fund
            EV Traditional Information Age Fund

                The Financial Statements for the above-referenced Funds for the time periods set forth in the Funds' Unaudited Semi-Annual Reports dated February 29, 1996 include:
                     Statement of Assets and Liabilities
                     Statement of Operations
                     Statement of Changes in Net Assets
                     Financial Highlights
                     Notes to Financial Statements

                The Financial Statements for the Portfolio for the time periods set forth in the Funds' Unaudited Semi-Annual Reports include:
                     Portfolio of Investments
                     Statement of Assets and Liabilities
                     Statement of Operations
                     Statement of Changes in Net Assets
                     Supplementary Data
                     Notes to Financial Statements


     (B) EXHIBITS:

   (1)(a)             Declaration of Trust dated May 25, 1989.  Filed as Exhibit (1)(a) to Post-Effective
                                                                Amendment No. 59 and incorporated herein by
                                                                reference.

      (b)             Amendment to the Declaration of Trust     Filed as Exhibit (1)(b) to Post-Effective
                      dated August 18, 1992.                    Amendment No. 59 and incorporated herein by
                                                                reference.

      (c)             Amendment and Restatement of              Filed as Exhibit (1)(c) to Post-Effective
                      Establishment and Designation of Series   Amendment No. 61 and incorporated herein by
                      of Shares dated October 23, 1995.         reference.


      (d)             Amendment and Restatement of              Filed herewith.
                      Establishment and Designation of Series
                      of Shares dated March 18, 1996.


   (2)(a)             By-Laws                                   Filed as Exhibit (2)(a) to Post-Effective
                                                                Amendment No. 59 and incorporated herein by
                                                                reference.

      (b)             Amendment to By-Laws dated December 13,   Filed as Exhibit (2)(b) to Post-Effective
                      1993.                                     Amendment No. 59 and incorporated herein by
                                                                reference.

   (3)                Not applicable

   (4)                Not applicable

   (5)(a)             Investment Advisory Agreement with Eaton  Filed as Exhibit (5)(a) to Post-Effective
                      Vance Management for EV Marathon Gold &   Amendment No. 59 and incorporated herein by
                      Natural Resources Fund dated August 15,   reference.
                      1995.

      (b)             Management Contract with Eaton Vance      Filed as Exhibit (5)(b) to Post-Effective
                      Management for Eaton Vance Greater China  Amendment No. 59 and incorporated herein by
                      Growth Fund.                              reference.

      (c)             Management Contract with Eaton Vance      Filed as Exhibit (5)(c) to Post-Effective
                      Management for EV Marathon Greater China  Amendment No. 59 and incorporated herein by
                      Growth Fund dated June 7, 1993.           reference.

      (d)             Management Contract with Eaton Vance      Filed as Exhibit (5)(d) to Post-Effective
                      Management for EV Classic Greater China   Amendment No. 59 and incorporated herein by
                      Growth Fund dated December 17, 1993.      reference.

      (e)             Management Contract with Eaton Vance      Filed as Exhibit (5)(e) to Post-Effective
                      Management for EV Marathon Information    Amendment No. 61 and incorporated herein by
                      Age Fund.                                 reference.

      (f)             Management Contract with Eaton Vance      Filed as Exhibit (5)(f) to Post-Effective
                      Management for EV Traditional             Amendment No. 61 and incorporated herein by
                      Information Age Fund.                     reference.

      (g)             Management Contract with Eaton Vance      Filed as Exhibit (5)(g) to Post-Effective
                      Management for EV Classic Information     Amendment No. 61 and incorporated herein by
                      Age Fund.                                 reference.


      (h)             Form of Management Contract with Eaton    Filed as Exhibit (5)(h) to Post-Effective
                      Vance Management for EV Marathon Asian    Amendment No. 62 and incorporated herein by
                      Small Companies Fund.                     reference.

      (i)             Form of Management Contract with Eaton    Filed as Exhibit (5)(i) to Post-Effective
                      Vance Management for EV Traditional       Amendment No. 62 and incorporated herein by
                      Asian Small Companies Fund.               reference.

   (6)(a)(1)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(1) to Post-Effective
                      Distributors, Inc. dated August 30,       Amendment No. 59 and incorporated herein by
                      1989.                                     reference.


      (a)(2)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(2) to Post-Effective
                      Distributors, Inc. for Eaton Vance        Amendement No. 59 and incorporated herein by
                      Greater China Growth Fund.                reference.

      (a)(3)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(3) to Post-Effective
                      Distributors, Inc. for EV Marathon        Amendment No. 59 and incorporated herein by
                      Greater China Growth Fund dated June      reference.
                      7,1993.

      (a)(4)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(4) to Post-Effective
                      Distributors, Inc. for EV Classic         Amendment No. 59 and incorporated herein by
                      Greater China Growth Fund.                reference.

      (a)(5)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(5) to Post-Effective
                      Distributors, Inc. for EV Classic Growth  Amendment No. 59 and incorporated herein by
                      Fund.                                     reference.

      (a)(6)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(6) to Post-Effective
                      Distributors, Inc. for EV Marathon        Amendment No. 59 and incorporated herein by
                      Growth Fund.                              reference.

      (a)(7)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(7) to Post-Effective
                      Distributors, Inc. for EV Marathon        Amendment No. 61 and incorporated herein by
                      Information Age Fund.                     reference.

      (a)(8)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(8) to Post-Effective
                      Distributors, Inc. for EV Traditional     Amendment No. 61 and incorporated herein by
                      Information Age Fund.                     reference.

      (a)(9)          Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(9) to Post-Effective
                      Distributors, Inc. for EV Marathon Gold   Amendment No. 59 and incorporated herein by
                      & Natural Resources Fund dated August     reference.
                      15, 1995.

      (a)(10)         Distribution Agreement with Eaton Vance   Filed as Exhibit (6)(a)(10) to Post-Effective
                      Distributors, Inc. for EV Classic         Amendment No. 61 and incorporated herein by
                      Information Age Fund                      reference.

      (a)(11)         Form of Distribution Agreement with       Filed as Exhibit (6)(a)(11) to Post-Effective
                      Eaton Vance Distributors, Inc. for EV     Amendment No. 62 and incorporated herein by
                      Marathon Asian Small Companies Fund.      reference.

      (a)(12)         Form of Distribution Agreement with       Filed as Exhibit (6)(a)(12) to Post-Effective
                      Eaton Vance Distributors, Inc. for EV     Amendment No. 62 and incorporated herein by
                      Traditional Asian Small Companies Fund.   reference.

      (b)             Selling  Group Agreements between Eaton   Filed as Exhibit (6)(b) to Post-Effective
                      Vance Distributors, Inc. and Authorized   Amendment No. 61 and incorporated herein by
                      Firms.                                    reference.


      (c)             Schedule of Dealer Discounts and Sales    Filed as Exhibit (6)(c) to Post-Effective
                      Charges.                                  Amendment No. 59 and incorporated herein by
                                                                reference.


   (7) The Securities and Exchange Com- mission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its inde- pendent
                      Trustees. See in the Matter of Capital
                      Exchange Fund, Inc., Release No. IC-
                      20671 (November 1, 1994).


   (8)(a)             Custodian Agreement with Investors Bank   Filed as Exhibit (8) to Post-Effective Amendment
                      & Trust Company dated November 7, 1994.   No. 59 and incorporated herein by reference.

      (b)             Amendment to Custodian Agreement witn     Filed as Exhibit (8)(b) to Post-Effective
                      Investors Bank & Trust Company dated      Amendment No. 61 and incorporated herein by
                      October 23, 1995.                         reference.

   (9)(a)             Administrative Services Agreement with    Filed as Exhibit (9)(a) to Post-Effective
                      Eaton Vance Management for EV             Amendment No. 59 and incorporated herein by
                      Traditional Growth Fund.                  reference.

      (b)             Administrative Services Agreement with    Filed as Exhibit (9)(b) to Post-Effective
                      Eaton Vance Management for EV Classic     Amendment No. 59 and incorporated herein by
                      Growth Fund.                              reference.

      (c)             Administrative Services Agreement with    Filed as Exhibit (9)(c) to Post-Effective
                      Eaton Vance Management for EV Marathon    Amendment No. 59 and incorporated herein by
                      Growth Fund.                              reference.

      (d)             Transfer Agency Agreement dated June 7,   Filed as Exhibit (9)(d) to Post-Effective
                      1989.                                     Amendment No. 59 and incorporated herein by
                                                                reference.

      (e)             Amendment to Transfer Agency Agreement    Filed as Exhibit (9)(e) to Post-Effective
                      dated February 1, 1993.                   Amendment No. 59 and incorporated herein by
                                                                reference.

  (10)                Not Applicable

  (11)                Consent of Independent Accountants for    Filed herewith.
                      EV Classic Information Age Fund, EV
                      Marathon Information Age Fund and EV
                      Traditional Information Age Fund.

  (12)                Not applicable

  (13)                Not applicable

  (14)   (1)          Vance, Sanders Profit Sharing Retirement  Filed as Exhibit (8)(b)(1) to Post-Effective
                      Plan for Self-Employed Persons with       Amendment No. 28 and incorporated herein by
                      Adoption Agreement and instructions.      reference.

         (2)          Eaton & Howard, Vance Sanders Defined     Filed as Exhibit (14)(2) to Post-Effective
                      Contribution Prototype Plan and Trust     Amendment No. 29 and incorporated herein by
                      with Adoption Agreements:                 reference.

                      (1) Basic Profit-Sharing Retirement
                          Plan.

                      (2) Basic Money Purchase Pension Plan.

                      (3) Thrift Plan Qualifying as Profit-
                          Sharing Plan.

                      (4) Thrift Plan Qualifying as Money
                          Purchase Plan.

                      (5) Integrated Profit-Sharing Retirement
                          Plan.

                      (6) Integrated Money Purchase Pension
                          Plan.

         (3)          Individual Retirement Custodian Ac-       Filed as Exhibit 18 to Post-Effective Amendment
                      count (Form 5305A) and Instructions.      No. 24 on Form S-5, File #2-22019  and
                                                                incorporated herein by reference.

  (15)(a)             Service Plan dated July 7, 1993 pursuant  Filed as Exhibit (15)(a) to Post-Effective
                      to Rule 12b-1 under the Investment        Amendment No. 59 and incorporated herein by
                      Company Act of 1940 for EV Traditional    reference.
                      Growth Fund.

      (b)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(b) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 59 and incorporated herein by
                      for Eaton Vance Greater China Growth      reference.
                      Fund.

      (c)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(c) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 59 and incorporated herein by for EV
                      Marathon Greater China Growth reference.  Fund dated June 7, 1993.

      (d)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(d) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 59 and incorporated herein by
                      for EV Classic Greater China Growth       reference.
                      Fund.

      (e)             Distribution Plan for EV Classic Growth   Filed as Exhibit (15)(e) to Post-Effective
                      Fund pursuant to Rule 12b-1 under the     Amendment No. 59 and incorporated herein by
                      Investment Company Act of 1940.           reference.

      (f)             Distribution Plan for EV Marathon Growth  Filed as Exhibit (15)(f) to Post-Effective
                      Fund pursuant to Rule 12b-1 under the     Amendment No. 59 and incorporated herein by
                      Investment Company Act of 1940.           reference.

      (g)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(g) to Post-Effective
                      under the Investment Company Act of       Amendment No. 61 and incorporated herein by
                      1940, for EV Marathon Information Age     reference.
                      Fund.

      (h)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(h) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 61 and incorporated herein by for EV Traditional Information Age Fund.  reference.

      (i)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(i) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 59 and incorporated herein by for EV
                      Marathon Gold & Natural Resources         reference.
                      Fund dated June 19, 1995.

      (j)             Distribution Plan pursuant to Rule 12b-1  Filed as Exhibit (15)(j) to Post-Effective
                      under the Investment Company Act of 1940  Amendment No. 61 and incorporated herein by
                      for EV Classic Information Age Fund.      reference.

      (k)             Form of Distribution Plan pursuant to     Filed as Exhibit (15)(k) to Post-Effective
                      Rule 12b-1 under the Investment Company   Amendment No. 62 and incorporated herein by
                      Act of 1940 for EV Marathon Asian Small   reference.
                      Companies Fund.

      (l)             Form of Distribution Plan pursuant to     Filed as Exhibit (15)(l) to Post-Effective
                      Rule 12b-1 under the Investment Company   Amendment No. 62 and incorporated herein by
                      Act of 1940 for EV Traditional Asian      reference.
                      Small Companies Fund.

  (16)                Schedules for Computation of Performance  Filed herewith.
                      Quotations.


  (17)(a)             Power of Attorney dated August 7, 1995    Filed as Exhibit (17)(a) to Post-Effective
                      for Eaton Vance Growth Trust.             Amendment No. 59 and incorporated herein by
                                                                reference.

      (b)             Power of Attorney dated March 30, 1993    Filed as Exhibit (17)(b) to Post-Effective
                      for Greater China Growth Portfolio.       Amendment No. 59 and incorporated herein by
                                                                reference.

      (c)             Power of Attorney dated August 7, 1995    Filed as Exhibit (17)(c) to Post-Effective
                      for Growth Portfolio.                     Amendment No. 59 and incorporated herein by
                                                                reference.

      (d)             Power of Attorney dated June 19, 1995     Filed as Exhibit (17)(d) to Post-Effective
                      for Information Age Portfolio.            Amendment No. 61 and incorporated herein by
                                                                reference.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Not applicable


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES

                                                                     (2)
                                                               NUMBER OF RECORD
                                (1)                             HOLDERS AS OF
                          TITLE OF CLASS                      FEBRUARY 29, 1996
                          --------------                      -----------------
        Shares of beneficial interest without par value
        EV Classic Greater China Growth Fund                       1,255
        EV Marathon Greater China Growth Fund                     26,942
        EV Traditional Greater China Growth Fund                  18,664
        EV Classic Growth Fund                                        28
        EV Marathon Growth Fund                                      277
        EV Traditional Growth Fund                                10,723
        EV Marathon Gold & Natural Resources Fund                    933
        EV Classic Information Age Fund                               31
        EV Marathon Information Age Fund                           1,321
        EV Traditional Information Age Fund                          826

ITEM 27.  INDEMNIFICATION


    No change from the information set forth in Item 27 of Form N-1A, filed as Post-Effective Amendment No. 41 to the Registration Statement under the Securities Act of 1933 and Amendment No. 14 under the Investment Company Act of 1940, which information is incorporated herein by reference.

    Registrant's Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


    Reference is made to the information set forth under the caption "Investment Adviser and Administrator" or "Management of the Fund and the Portfolio" in the Statement of Additional Information, which information is incorporated herein by reference.


ITEM 29.  PRINCIPAL UNDERWRITER

    (A) Registrant's principal underwriter, Eaton Vance Distributors, Inc., a wholly-owned subsidiary of Eaton Vance Management, is the principal underwriter for each of the investment companies named below:

EV Classic California Municipals Fund EV                Classic Pennsylvania Municipals Fund EV
Classic Connecticut Municipals Fund                     EV Classic Rhode Island Municipals Fund EV
Classic Florida Insured Municipals Fund                 EV Classic Senior Floating-Rate Fund EV
Classic Florida Limited Maturity                        EV Classic Strategic Income Fund
  Municipals Fund                                       EV Classic Special Equities Fund
EV Classic Florida Municipals Fund                      EV Classic Stock Fund
EV Classic Government Obligations Fund                  EV Classic Total Return Fund
EV Classic Greater China Growth Fund                    EV Marathon Alabama Municipals Fund
EV Classic Growth Fund                                  EV Marathon Arizona Limited Maturity
EV Classic High Income Fund                               Municipals Fund
EV Classic Information Age Fund                         EV Marathon Arizona Municipals Fund
EV Classic Investors Fund                               EV Marathon Arkansas Municipals Fund
EV Classic Massachusetts Limited Maturity               EV Marathon California Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Classic National Limited Maturity                    EV Marathon California Municipals Fund
  Municipals Fund                                       EV Marathon Colorado Municipals Fund
EV Classic National Municipals Fund                     EV Marathon Connecticut Limited Maturity
EV Classic New Jersey Municipals Fund                     Municipals Fund
EV Classic New York Limited Maturity                    EV Marathon Connecticut Municipals Fund
  Municipals Fund                                       EV Marathon Emerging Markets Fund
EV Classic New York Municipals Fund                     EV Marathon Florida Insured Municipals Fund

EV Marathon Florida Limited Maturity                    EV Traditional Alabama Municipals Fund
  Municipals Fund                                       EV Traditional Arizona Municipals Fund
EV Marathon Florida Municipals Fund                     EV Traditional Arkansas Municipals Fund
EV Marathon Georgia Municipals Fund                     EV Traditional California Limited Maturity
EV Marathon Gold & Natural Resources Fund                 Municipals Fund
EV Marathon Government Obligations Fund                 EV Traditional California Municipals Fund
EV Marathon Greater China Growth Fund                   EV Traditional Colorado Municipals Fund
EV Marathon Greater India Fund                          EV Traditional Connecticut Limited Maturity
EV Marathon Growth Fund                                   Municipals Fund
EV Marathon Hawaii Municipals Fund                      EV Traditional Connecticut Municipals Fund
EV Marathon High Income Fund                            EV Traditional Emerging Markets Fund
EV Marathon High Yield Municipals Fund                  EV Traditional Florida Insured Municipals Fund
EV Marathon Information Age Fund                        EV Traditional Florida Limited Maturity
EV Marathon Investors Fund                                Municipals Fund
EV Marathon Kansas Municipals Fund                      EV Traditional Florida Municipals Fund
EV Marathon Kentucky Municipals Fund                    EV Traditional Georgia Municipals Fund
EV Marathon Louisiana Municipals Fund                   EV Traditional Government Obligations Fund
EV Marathon Maryland Municipals Fund                    EV Traditional Greater China Growth Fund
EV Marathon Massachusetts Limited Maturity              EV Traditional Greater India Fund
  Municipals Fund                                       EV Traditional Growth Fund
EV Marathon Massachusetts Municipals Fund               EV Traditional Hawaii Municipals Fund
EV Marathon Michigan Limited Maturity                   EV Traditional High Yield Municipals Fund
  Municipals Fund                                       Eaton Vance Income Fund of Boston
EV Marathon Michigan Municipals Fund                    EV Traditional Information Age Fund
EV Marathon Minnesota Municipals Fund                   EV Traditional Investors Fund
EV Marathon Mississippi Municipals Fund                 EV Traditional Kansas Municipals Fund
EV Marathon Missouri Municipals Fund                    EV Traditional Kentucky Municipals Fund
EV Marathon National Limited Maturity                   EV Traditional Louisiana Municipals Fund
  Municipals Fund                                       EV Traditional Maryland Municipals Fund
EV Marathon National Municipals Fund                    EV Traditional Massachusetts Municipals Fund
EV Marathon New Jersey Limited Maturity                 EV Traditional Michigan Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Marathon New Jersey Municipals Fund                  EV Traditional Michigan Municipals Fund
EV Marathon New York Limited Maturity                   EV Traditional Minnesota Municipals Fund
  Municipals Fund                                       EV Traditional Mississippi Municipals Fund
EV Marathon New York Municipals Fund                    EV Traditional Missouri Municipals Fund
EV Marathon North Carolina Municipals Fund              Eaton Vance Municipal Bond Fund L.P.
EV Marathon Ohio Limited Maturity                       EV Traditional National Limited Maturity
  Municipals Fund                                         Municipals Fund
EV Marathon Ohio Municipals Fund                        EV Traditional National Municipals Fund
EV Marathon Oregon Municipals Fund                      EV Traditional New Jersey Limited Maturity
EV Marathon Pennsylvania Limited Maturity                 Municipals Fund
  Municipals Fund                                       EV Traditional New Jersey Municipals Fund
EV Marathon Pennsylvania Municipals Fund                EV Traditional New York Limited Maturity
EV Marathon Rhode Island Municipals Fund                  Municipals Fund
EV Marathon Strategic Income Fund                       EV Traditional New York Municipals Fund
EV Marathon South Carolina Municipals Fund              EV Traditional North Carolina Municipals Fund
EV Marathon Special Equities Fund                       EV Traditional Ohio Limited Maturity
EV Marathon Stock Fund                                    Municipals Fund
EV Marathon Tax-Managed Growth Fund                     EV Traditional Ohio Municipals Fund
EV Marathon Tennessee Municipals Fund                   EV Traditional Oregon Municipals Fund
EV Marathon Texas Municipals Fund                       EV Traditional Pennsylvania Limited Maturity
EV Marathon Total Return Fund                             Municipals Fund
EV Marathon Virginia Municipals Fund                    EV Traditional Pennsylvania Municipals Fund
EV Marathon West Virginia Municipals Fund               EV Traditional South Carolina Municipals Fund

EV Traditional Special Equities Fund                    Eaton Vance Cash Management Fund
EV Traditional Stock Fund                               Eaton Vance Liquid Assets Trust
EV Traditional Tax-Managed Growth Fund                  Eaton Vance Money Market Fund
EV Traditional Tennessee Municipals Fund                Eaton Vance Prime Rate Reserves
EV Traditional Texas Municipals Fund                    Eaton Vance Short-Term Treasury Fund
EV Traditional Total Return Fund                        Eaton Vance Tax Free Reserves
EV Traditional Virginia Municipals Fund                 Massachusetts Municipal Bond Portfolio
EV Traditional West Virginia Municipals Fund


    (b)

               (1)                                      (2)                                     (3)
       NAME AND PRINCIPAL                      POSITIONS AND OFFICES                   POSITIONS AND OFFICE
       BUSINESS ADDRESS                   WITH PRINCIPAL UNDERWRITER                      WITH REGISTRANT
    --------------------                  --------------------------                   --------------------
James B. Hawkes*                         Vice President and Director                   President and Trustee
William M. Steul*                        Vice President and Director                   None
Wharton P. Whitaker*                     President and Director                        None
Chris Berg                               Vice President                                None
  45 Windsor Lane
  Palm Beach Gardens, Florida
H. Day Brigham, Jr.*                     Vice President                                None
Susan W. Bukima                          Vice President                                None
  106 Princess Street
  Alexandria, Virginia
Jeffrey W. Butterfield                   Vice President                                None
  9378 Mirror Road
  Columbus, Indiana
Mark A. Carlson*                         Vice President                                None
Jeffrey Chernoff                         Vice President                                None
  115 Concourse West
  Bright Waters, New York
James S. Comforti                        Vice President                                None
  1859 Crest Drive
  Encinitas, California
Mark P. Doman                            Vice President                                None
  107 Pine Street
  Philadelphia, Pennsylvania
Michael A. Foster                        Vice President                                None
  850 Kelsey Court
  Centerville, Ohio
William M. Gillen                        Vice President                                None
  280 Rea Street
  North Andover, Massachusetts
Hugh S. Gilmartin                        Vice President                                None
  1531-184th Avenue, NE
  Bellevue, Washington
Brian Jacobs*                            Senior Vice President                         None

Thomas J. Marcello                       Vice President                                None
  553 Belleville Avenue
  Glen Ridge, New Jersey

Timothy D. McCarthy                      Vice President                                None
  9801 Germantown Pike
  Lincoln Woods Apt. 416
  Lafayette Hill, Pennsylvania
Morgan C. Mohrman*                       Senior Vice President                         None
James A. Naughton*                       Vice President                                None
James L. O'Connor*                       Vice President                                Treasurer
Thomas Otis*                             Secretary and Clerk                           Secretary
George D. Owen                           Vice President                                None
  1911 Wildwood Court
  Blue Springs, Missouri
F. Anthony Robinson                      Vice President                                None
  510 Gravely Hill Road
  Wakefield, Rhode Island
Benjamin A. Rowland, Jr.*                Vice President,                               None
                                           Treasurer and Director
John P. Rynne*                           Vice President                                None
George V.F. Schwab, Jr.                  Vice President                                None
  9501 Hampton Oaks Lane
  Charlotte, North Carolina
Cornelius J. Sullivan*                   Vice President                                None
David M. Thill                           Vice President                                None
  126 Albert Drive
  Lancaster, New York
Chris Volf                               Vice President                                None
  6517 Thoroughbred Loop
  Odessa, Florida
Sue Wilder                               Vice President                                None
  141 East 89th Street
  New York, New York

----------
*Address is 24 Federal Street, Boston, MA 02110

   (c) Not applicable

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS


    All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 89 South Street, Boston, MA 02111, and its transfer agent, First Data Investor Services Group, 53 State Street, Boston, MA 02104, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, 24 Federal Street, Boston, MA 02110. Certain corporate documents of Information Age Portfolio (the "Portfolio") are also maintained by IBT Trust Company (Cayman), Ltd., The Bank of Nova Scotia Building, P.O. Box 501, George Town, Grand Cayman, Cayman Islands, British West Indies, and certain investor account, Portfolio and the Registrant's accounting records are held by IBT Fund Services (Canada) Inc., 1 First Canadian Place, King Street West, Suite 2800, P.O. Box 231, Toronto, Ontario, Canada M5X 1C8. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.


ITEM 31.  MANAGEMENT SERVICES

    Not applicable

ITEM 32.  UNDERTAKINGS


    The Registrant undertakes to file a Post-Effective Amendment on behalf of EV Marathon Asian Small Companies Fund and EV Traditional Asian Small Companies Fund, using financial statements which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 62.


    The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of the latest annual report to shareholders, upon request and without charge.

                                  SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of March, 1996.


                                        EATON VANCE GROWTH TRUST

                                        By /s/ JAMES B. HAWKES
                                           -----------------------------------
                                               JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                    TITLE                    DATE
              ---------                    -----                    ----


                                   President, Principal Executive
/s/ JAMES B. HAWKES                  Officer and Trustee          March 22, 1996
----------------------------
    JAMES B. HAWKES
                                   Treasurer and Principal
                                     Financial and Accounting
/s/ JAMES L. O'CONNOR                Officer                      March 22, 1996
----------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*              Trustee                        March 22, 1996
----------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*          Trustee                        March 22, 1996
----------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*              Trustee                        March 22, 1996
----------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*             Trustee                        March 22, 1996
----------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*               Trustee                        March 22, 1996
----------------------------
    JACK L. TREYNOR


*Signed by: /s/ H. DAY BRIGHAM, JR.
            ----------------------
              As Attorney-in-fact

                                  SIGNATURES


    Information Age Portfolio has duly caused this Amendment to the Registration Statement on Form N-1A of Eaton Vance Growth Trust (File No. 2- 22019) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hamilton, Bermuda, on the 21st day of February, 1996.

                                        INFORMATION AGE PORTFOLIO


                                        By  /s/JAMES B. HAWKES
                                            ----------------------------------
                                            JAMES B. HAWKES, President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

              SIGNATURE                    TITLE                    DATE
              ---------                    -----                    ----


                                   President, Principal
                                     Executive Officer and
/s/ JAMES B. HAWKES                  Trustee                   February 21, 1996
----------------------------
    JAMES B. HAWKES

                                   Treasurer and Principal
                                     Financial and Accounting
    JAMES L. O'CONNOR*               Officer                   February 21, 1996
----------------------------
    JAMES L. O'CONNOR

    DONALD R. DWIGHT*              Trustee                     February 21, 1996
----------------------------
    DONALD R. DWIGHT

    SAMUEL L. HAYES, III*          Trustee                     February 21, 1996
----------------------------
    SAMUEL L. HAYES, III

    NORTON H. REAMER*              Trustee                     February 21, 1996
----------------------------
    NORTON H. REAMER

    JOHN L. THORNDIKE*             Trustee                     February 21, 1996
----------------------------
    JOHN L. THORNDIKE

    JACK L. TREYNOR*               Trustee                     February 21, 1996
----------------------------
    JACK L. TREYNOR

*By: /s/ JAMES B. HAWKES
     -----------------------
       As attorney-in-fact

                                EXHIBIT INDEX

                                                                       PAGE IN
                                                                      SEQUENTIAL
                                                                       NUMBERING
EXHIBIT NO.               DESCRIPTION                                   SYSTEM
-----------               -----------                                 ---------


 (1)(d) Amendment and Restatement of Establishment and Designation of Series.

(11)         Consent of Independent Accountants for EV
             Classic Information Age Fund, EV Marathon
             Information Age Fund and EV Traditional
             Information Age Fund.

(16)         Schedules for Computation of Performance
             Quotations.